ANNUAL REPORT

May 31, 2002                            DOMESTIC EQUITY GROWTH FUNDS
                                        ING Growth Fund
                                        ING Small Company Fund
                                        ING Technology Fund

CLASSES A, B, C, I, AND O               DOMESTIC EQUITY VALUE FUND
                                        ING Value Opportunity Fund

                                        DOMESTIC EQUITY AND INCOME FUNDS
                                        ING Balanced Fund
                                        ING Growth and Income Fund


[PHOTO]

                                                              [LION LOGO]
                                                               ING FUNDS
                                                      (formerly the Aetna Funds)

                                TABLE OF CONTENTS
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     President's Letter ............................................     1
     Portfolio Managers' Reports:
        Domestic Equity Growth Funds ...............................     2
        Domestic Equity Value Fund .................................     8
        Domestic Equity and Income Funds ...........................    10
     Index Descriptions ............................................    14
     Independent Auditors' Report ..................................    15
     Statements of Assets and Liabilities ..........................    16
     Statements of Operations ......................................    18
     Statements of Changes in Net Assets ...........................    21
     Financial Highlights ..........................................    24
     Notes to Financial Statements .................................    30
     Portfolios of Investments .....................................    43
     Shareholder Meeting Information ...............................    59
     Tax Information ...............................................    61
     Director/Trustee and Officer Information ......................    62

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the May 31, 2002 Annual Report for the ING Series Fund, Inc. (formerly, Aetna Series Fund, Inc.).

There have been some very important changes that have occurred over the past several months regarding the Aetna Series Fund. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to the Aetna Series Fund.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, ING Group merged the operations of the Aetna Series Fund into the Pilgrim Funds and renamed the entire fund complex, ING Funds. Concurrent with the merger of operations, ING Investments, LLC became the adviser to all of the funds within the Aetna Series Fund and Aeltus Investment Management became the sub-adviser to all of the funds with the exception of the ING Technology Fund (formerly, Aetna Technology Fund) which will continue to be sub-advised by Elijah Asset Management, LLC.

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

Lastly, we have conformed all of our Domestic Equity Funds to a May 31 fiscal year-end for financial reporting purposes. There are six Domestic Equity Funds included in this Annual Report.

At ING Funds, we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.


Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Series Fund, Inc.


June 15, 2002

ING GROWTH FUND                                       Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Ken Bragdon, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: ING Growth Fund (formerly Aetna Growth Fund) (the "Fund") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

MARKET OVERVIEW: Continued fears about additional terrorist activities, accounting fraud, and the appropriate trajectory of earnings growth for the remainder of this year were among the factors that caused the market malaise in the first half. Despite this fact, early cyclical sectors such as consumer discretionary, finance and basic materials performed relatively well, concomitant with data that suggest a modest economic recovery. Late cycle sectors such as technology and producer durables continued to perform poorly on an absolute basis throughout the month. Heightened risks of earnings estimate reductions and poor earnings visibility within these late cyclical sectors, added to overall investor anxiety and continued to depress valuations.

PERFORMANCE: For the seven-month period ended May 31, 2002, the Fund's Class I shares provided a total return of -3.68% compared to the Russell 1000 Growth Index, which returned -4.49% for the same period.

PORTFOLIO SPECIFICS: Stock selection within the technology sector was the leading cause of relative performance. Avoiding large technology stocks most leveraged to a general IT spending rebound added to relative returns. Stocks such as Oracle and IBM dropped 41% and 25%, respectively, throughout the first half of the fiscal year, due to large negative earnings pre-announcements and aided relative returns. Our overweight positions in semiconductors added to returns due to accelerating orders for inventory replenishment. Additionally, our holdings in healthcare added to returns due to strong performance in our managed care investments and our general underweight of the pharmaceutical sector. Pharmaceutical stocks performed poorly primarily due to decelerating fundamentals associated with generic drug competition.

Our underweight position in the durable goods sector detracted from returns. Semiconductor capital equipment outperformed the market throughout the period as orders accelerated throughout the period. Stock selection within consumer discretionary also subtracted from relative returns. Underweight positions in Lowes and Wal-Mart detracted from performance; these two large retailers performed very well throughout the period due to strong consumer confidence and low interest rates. Consumer stocks in general, have outperformed due to low interest rates and improving earnings growth rates.

MARKET OUTLOOK: We continue to believe that the U.S. and global economy will continue to strengthen throughout the year, and have positioned the portfolio accordingly. Recent economic data points, such as the rise in the ISM (Institute for Supply Management) survey, the general rise in consumer confidence, and the stabilizing unemployment rate, suggest that the domestic economic recovery may be underway. Lower energy prices, inflation, and interest rates are all stimulative to the economy as well as corporate earnings. We believe current concerns about earnings quality (re: Enron) should dissipate as earnings accelerate throughout the second half of this year. Should inflation and interest rates remain at low levels, improvements in the economy should translate into higher earnings and a brighter environment for growth stocks. As a consequence of our fundamental (as well as our quantitative) outlook, we moderately increased the Fund's exposure to an improving economy by adding to positions in the capital goods, consumer discretionary and technology sectors throughout the month. We continue our longstanding portfolio management philosophy of focusing on companies that have superior combinations of business momentum, market focus, and valuation.

Portfolio Manager's Report                                       ING GROWTH FUND
--------------------------------------------------------------------------------

                               1/4/94   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
ING Growth Fund Class I       $10,000   $10,351   $12,024   $16,015   $19,195   $25,237   $30,815   $39,092   $28,896   $22,625
Russell 1000 Growth Index     $10,000   $10,254   $12,200   $15,793   $20,079   $26,245   $31,575   $35,352   $31,544   $27,335

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                                 -----------------------------------------------------------------------------------------
                                                     SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                        OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                                 1 YEAR     5 YEAR       04/15/94          03/01/99          06/30/98         01/04/94
                                 ------     ------       --------          --------          --------         --------
Including Sales Charge:
 Class A(1)                     -26.49%      1.81%         8.84%               --                --               --
 Class B(2)                     -26.40%        --            --             -9.76%               --               --
 Class C(3)                     -23.35%        --            --                --             -4.95%              --
 Class I                        -21.70%      3.34%           --                --                --            10.20%
Excluding Sales Charge:
 Class A                        -21.99%      3.02%         9.64%               --                --               --
 Class B                        -22.53%        --            --             -9.10%               --               --
 Class C                        -22.58%        --            --                --             -4.95%              --
 Class I                        -21.70%      3.34%           --                --                --            10.20%
Russell 1000 Growth Index       -13.34%      6.36%        13.10%(4)         -2.66%             0.11%(5)        12.15%(6)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

(6)  Since inception performance for the index is shown from 01/01/1994.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities of growth-oriented companies.

                 See accompanying index descriptions on page 14.

ING SMALL COMPANY FUND                                Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Thomas DiBella, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING Small Company Fund (formerly the Aetna Small Company Fund) (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations corresponding to the Russell 2000 Index.

MARKET OVERVIEW: The U.S. equities market has experienced several reversals since October 31, 2001. Large capitalization and growth-oriented stocks have had the most difficulty, as evidenced by the major indices. For the seven months ending May 31, 2002, the S&P 500 Index was up only 1.56%, the NASDAQ Composite Index was down 4.21%, and the NASDAQ-100 Index tracking stock (QQQ) was down 11.39%.

Smaller capitalization stocks have outperformed in this volatile market. For the seven months ending May 31, 2002, the Russell 2000 Index returned 14.70%. The consumer discretionary and financial services sectors provided the largest contributions to the Index's return. During this period, the Russell 2000 Value Index beat the Russell 2000 Growth Index by approximately 2,000 basis points
(bps).

The Russell 2000 Index rallied steadily and significantly during the fourth quarter of 2001. The market's post 9/11 capitulations paved the way for a growth-led rally. After the initial buying frenzy, small cap investors diligently focused on quality, e.g., earnings visibility, organic growth, leverage, and lower multiples. Consequently, Value moved almost in tandem with Growth within the Russell 2000 Index during November and December.

Once the Federal Reserve announced that economic recovery was underway, investors remained confident in the equities market, thereby reinforcing the sustainability of the market's up trend through the end of 2001. Upon the arrival of 2002, investors' uncertainty in the market increased as concerns surrounding accounting transparencies were brought to the forefront by the Enron debacle. The Russell 2000 Index retracted 600 bps during the first two months of 2002 with Value reasserting its dominance over Growth.

While the equities market retrenched, economic data continued to point toward recovery. The market experienced another rally at the end of February as many consumer-related economic data for January came in better than expected. The main catalyst was the upwardly revised fourth quarter of 2001 Gross Domestic Product (GDP) number, which sent the market soaring. From the last week in February to mid-March, the Russell 2000 Index rose over 900 bps before taking a hiatus. For small-cap stocks, this was a growth-dominated rally driven primarily by technology.

As the first quarter 2002 earnings season approached, negative announcements and less earnings visibility plagued many technology and biotech companies. Small-cap investors again embraced Value. May witnessed a further flight to quality as investors became more skittish about the economic recovery and leery of the quality of earnings. Volatility in the equities market increased and the Russell 2000 Index had its worst performing month for the period. Led by technology and biotech, the Index was down over 400 bps in May.

PERFORMANCE: For the seven-month period ended May 31, 2002, the Fund's Class I shares provided a total return of 7.74% compared to the Russell 2000 Index, which returned 14.70% over the same period.

PORTFOLIO SPECIFICS: The Fund's cash position accounted for over 200 bps of its underperformance. Prior to March 2002, the average cash position was almost 12%.

Stock selection in the healthcare sector helped the Fund's performance. Stock selection in the producer durables and materials and processing sectors was the largest negative contributor to performance. Significant underweight positions in the consumer discretionary and financial services sectors, prior to March 2002, hurt performance. A slight overweight in the technology sector also hurt performance.

The largest individual positive contributors to performance during the period were Intergraph, Igen International, and Oakley. The largest negative contributors were Mutual Risk Management, Crown Castle International, and Earthlink.

During the second quarter for fiscal year 2002, we significantly decreased the cash position. The current position is 3-5%, on average. We moved to an overweight position in the consumer discretionary sector, and a slight underweight position in the financial services sector. Given that volatility in the equities market has started to increase, we will continue to maintain tighter collars around our sector weights.

MARKET OUTLOOK: We are optimistic that 2002 will be another good year for the Russell 2000 Index and small-cap stocks. Earnings visibility appears more certain and long-term growth rates are rising and are more realistic for small-cap stocks. Volatility in the market has declined during the period, which bodes well for small-cap stocks. Economic recovery is also good for small-cap stocks. Once the market remains confident about a sustainable recovery, we can expect volatility to continue declining. Optimism about economic recovery is why volatility decreases after recessions and one of the reasons why small-cap stocks historically outperformed large-cap stocks for at least a year during post-recession recovery periods. We expect small-caps to continue to lead as the economy slowly expands.

Portfolio Manager's Report                                ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

                                  1/4/94   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
ING Small Company Fund Class I   $10,000   $10,234   $12,153   $17,763   $19,051   $24,702   $24,441   $32,728   $33,314   $33,035
Russell 2000 Index               $10,000   $ 9,946   $10,970   $14,908   $15,946   $19,334   $18,814   $20,680   $21,856   $21,746

                                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                             -----------------------------------------------------------------------------------------
                                                 SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                    OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                             1 YEAR    5 YEAR        04/15/94          03/01/99          06/30/98         01/04/94
                             ------    ------        --------          --------          --------         --------
Including Sales Charge:
 Class A(1)                  -6.78%      9.98%        13.88%               --                --               --
 Class B(2)                  -6.74%        --            --             11.79%               --               --
 Class C(3)                  -2.82%        --            --                --              6.63%              --
 Class I                     -0.84%     11.64%           --                --                --            15.27%
Excluding Sales Charge:
 Class A                     -1.06%     11.30%        14.70%               --                --               --
 Class B                     -1.83%        --            --             12.51%               --               --
 Class C                     -1.84%        --            --                --              6.63%              --
 Class I                     -0.84%     11.64%           --                --                --            15.27%
Russell 2000 Index           -0.50%      6.40%         9.98%(4)          8.35%             2.99%(5)        12.15%(6)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

(6)  Since inception performance for the index is shown from 01/01/1994.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities of growth- oriented and small-sized companies. Particularly sensitive to price swings during period of economic uncertainty.

                 See accompanying index descriptions on page 14.

ING TECHNOLOGY FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Ronald E. Elijah and Roderick R. Berry, Elijah Asset Management, LLC.

GOAL: The ING Technology Fund (formerly the Aetna Technology Fund) (the "Fund") seeks to maximize long-term capital appreciation by investing at least 80% of it's net assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

MARKET OVERVIEW: During the seven months from October 31, 2001 through May 31, 2002 the technology market continued to struggle through a post-bubble bottoming process. While the NASDAQ Composite Index (NASDAQ), recorded a loss of -4.4% during this period, the larger capitalization stocks, as represented by the NASDAQ 100 Index, slid -11.5%. We continue to see a high level of volatility that has plagued the market since early 2001. Although recent economic data suggests that a full economic recovery is underway, investors appear reluctant to accept the prospect of corporate profit improvement that will eventually follow.

After the autumn rally that followed the tragic events of September 11th, investors began to question the market's prospects and by mid-April equity prices began to fall. A number of worries gripped the market in mid-April. Concerns over the possibility of rising interest rates, further terrorist attacks, a further decline in corporate profits, as well as a weaker dollar conspired to erode investor confidence. Further clouding the picture is the political unrest in the Middle East and between Pakistan and India, as well as the front-page news regarding the proliferation of bad corporate accounting practices. With all of these uncertainties, it is not surprising that the NASDAQ now rests just slightly over the September low. However, an improving profit recovery cycle appears to be in place and this cycle should continue to gain momentum in the second half of 2002. As investors come to understand this, we expect equity markets to improve by year-end.

PERFORMANCE: For the seven-month period ended May 31, 2002, the Fund's Class I shares provided a total return of -1.54% compared to the Goldman Sachs Technology Industry Composite Index, which returned -10.27% for the same period.

PORTFOLIO SPECIFICS: Based on the growing evidence of an economic recovery that we began to see at the end of last summer, the portfolio was positioned with an over-weighting in the semiconductor sector - the most cyclical sector of technology. At the beginning of November, the portfolio had a 34% weighting in semiconductors. This sector weighting grew to over 40% before we began trimming it back to the current 35% level. As has been historically true, the highly cyclical semiconductor sector significantly outperformed the NASDAQ during the early stages of the recovery.

To moderate the volatility of the Fund, we reduced our weighting in the higher beta software sector while increasing the portfolio weighting in the less volatile information technology services sector. During the entire period, the portfolio remained significantly under-weighted in the communications sector due to a lack of visibility.

MARKET OUTLOOK: The message from the recent economic news suggests that a recovery has begun. However, the financial markets may not accept the favorable implications this recovery has for corporate profits. Clear indications of an economic rebound can be found in indicators such as consumer confidence surveys and the firming of factory orders (which had declined through 2001). The consumer is critical to the health of an economic rebound given that the consumer accounts for approximately 60% of U.S. GDP (Gross Domestic Product). The relatively high consumer confidence level has supported consumer expenditure, a sign that the U.S. economy is in good health. In addition, an inventory liquidation cycle now appears to be completed as recent factory orders have been rising following several months of decline in 2001. Further, weekly labor report data indicates that companies are nearing the end of large employee layoffs. These and other developments suggest that the U.S. economy is shifting back into a real growth mode and corporate profitability should begin to rise again. This rise in corporate profitability historically has led to an expansion of capital investment.

The counter cyclical policies by the Federal Reserve and U.S. Government over the last year should continue to stimulate the economy as 2002 progresses. Easing of monetary and fiscal policies over the last year are textbook measures for stimulating an economy and nothing suggests that these policies will not work in the current economic upturn. We must not forget how aggressive the Federal Reserve was in cutting interest rates. After 11 rate cuts, the nominal Federal Funds rate stands at 1.75%, the lowest level in 40 years. At current levels, the real rate is negative, a phenomenon we have not seen since the credit crunch of the early 1990s when domestic banks were in a difficult position, a situation that does not exist today. The government has also been pushing to stimulate the economy with fiscal policy coinciding with the Federal Reserve's monetary efforts. Overall, the federal government will contribute almost $200 billion of fiscal stimulus to the economy, a meaningful amount when one considers this equals about 1.5% of GDP.

We believe the financial markets are too skeptical regarding the prospects of an increase in capital expenditures in the second half of 2002. While analysts cite recent corporate spending-intention surveys to support their negative views, they are failing to note that the main determinant for increasing capital expenditures in every recovery since the 1950s has been corporate profit growth. Companies will only commit to capital expenditures once sustainable profit growth is expected. In every U.S. economic recovery since 1950, capital expenditure increases lagged the start of a general economic recovery by three quarters. Recent data from the Bureau of Economic Analysis indicates that U.S. corporate profits, after inventory valuation and capital consumption adjustments, increased in the fourth quarter of 2001. Should this trend of corporate profit increases continue, which recent indications of the first quarter of 2002 suggests, then we could expect capital budget expenditures to begin to expand in the September quarter of 2002.

The business fundamentals of the semiconductor industry continue to improve. During the month of April, the three-month rolling average for unit shipments reached a flat level on a year-over-year comparison, versus the prior month of down 9%. As a result, chipmakers are more willing to place semiconductor equipment orders again. April equipment orders reflected an 18% monthly sequential improvement in bookings. Visibility into the June quarter remains good as Novellus Systems recently increased their order guidance to 57% sequentially. Applied Materials also provided July quarter order growth guidance of 10-15% sequentially. This resumption in order growth is being driven by production facility investments from the Taiwanese foundries, a move to sub-0.18 micron capacity, and new production facilities in Mainland China. We believe that we are at the beginning of a semiconductor industry recovery that will last two to three years.

In closing, we remain upbeat about the equity market potential in the second half of 2002. The inventory purge that has negatively impacted the U.S. economy, and particularly the technology sector, has most definitely ended and a period of inventory replenishment has begun. Recently, we have witnessed upbeat earnings reports from two leading technology companies, Cisco

Portfolio Managers' Report                                   ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

Systems and Dell Computers, indicating that the technology bubble is over and modest growth is resuming. We look for more upbeat reports when other large technology companies provide second quarter earnings results in July. As evidence continues to surface that the U.S. economy appears to be building momentum into the second half of this year and business profitability continues to improve, we are convinced that we will again see corporate capital expenditures begin to rise in late 2002. Our bullish technology outlook remains intact and portends a strong equity market for the Fund in the second half of 2002.

                                                       3/1/00   5/31/00   5/31/01   5/31/02
                                                      -------   -------   -------   -------
ING Technology Fund Class I                           $10,000   $ 9,380   $ 5,120   $ 3,840
Goldman Sachs Technology Industry Composite Index     $10,000   $ 8,122   $ 4,446   $ 2,992

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                                    ---------------------------------------------------------------
                                                         SINCE INCEPTION        SINCE INCEPTION
                                                      OF CLASS A, B, C AND I       OF CLASS O
                                          1 YEAR             03/01/00               08/06/01
                                          ------             --------               --------
Including Sales Charge:
 Class A(1)                              -29.52%              -36.49%                    --
 Class B(2)                              -29.60%              -36.20%                    --
 Class C(3)                              -26.44%              -35.26%                    --
 Class I                                 -25.00%              -34.65%                    --
 Class O                                     --                   --                 -20.87%
Excluding Sales Charge:
 Class A                                 -25.24%              -34.80%                    --
 Class B                                 -25.89%              -35.33%                    --
 Class C                                 -25.69%              -35.26%                    --
 Class I                                 -25.00%              -34.65%                    --
 Class O                                     --                   --                 -20.87%
Goldman Sachs Technology Industry
 Composite Index                         -32.70%              -42.69%                -32.29%(4)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 08/01/2001.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities and maintaining a non-diversified portfolio. Focusing on companies engaged in information technology industry sector.

                 See accompanying index descriptions on page 14.

ING VALUE OPPORTUNITY FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: John F. McKenna, CFA, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING Value Opportunity Fund (formerly the Aetna Value Opportunity Fund) (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

MARKET OVERVIEW: In devising our market outlook, we focus on the relative strength of the economic recovery and the rebound of corporate profits. The economy appears to be on more solid footing than it was in late 2001, with improvements in GDP (Gross Domestic Product), consumer confidence, and in the industrial sector. On top of those positives, we continue to benefit from low inflation, stimulative fiscal policy and a fed fund's rate that remains at a 40 year low with only modest potential increases on the horizon. Other elements of the economy are more troubling, with unemployment on the rise, oil and other commodities volatile, and retail sales which, while still improving, are exhibiting a diminished rate of growth.

On top of continued economic uncertainty are the issues of geopolitical uncertainty, questionable corporate governance and what some consider to be high equity valuations. All this has led to an apparent investor paralysis, a condition in which a lack of vision (or conviction) causes investors to sit on the sidelines until the future can be seen a little more clearly.

This seemingly directionless market phase may continue until the fog lifts and some of these non-economic issues get resolved. But the economy appears to be in a growth mode, and although it may be slow growth, when all is said and done, extended slow growth is quite desirable for financial markets. We continue to see opportunities in selected sectors, just as we have for the past seven months. And we'll continue to exploit those opportunities using the disciplined method of security selection that has served us well in the past.

PERFORMANCE: For the seven-month period ended May 31, 2002, the Fund's Class I shares provided a total return of 0.97% compared to the S&P 500 Index, which returned 1.56% for the same period

PORTFOLIO SPECIFICS: Strong stock selection in the industrials and healthcare sectors helped the Fund's relative performance. Specifically, our holdings in Boeing Company and Honeywell International significantly outperformed the broader market during the period as investors regained confidence in the commercial aerospace industry. In the healthcare sector, shares of Anthem, Inc. rose substantially following the company's initial public offering in November. Meanwhile, our holdings in Varian Medical Systems rose during the period, reflecting strength in its oncology systems business.

On the negative side, our holdings in the electric utilities sector underperformed due to fall-out from the Enron bankruptcy filing and concerns over low electricity pricing. We sold our positions in independent power generators Mirant Corporation and Calpine Corporation in late November and early December, respectively, when it became clear that the companies would not meet our 2002 earnings expectations. The shares subsequently fell dramatically. While we avoided most of the decline in the shares, these stocks were a drag on performance during the time we held them in the portfolio.

MARKET OUTLOOK: While recent market weakness suggests that investors are concerned over the potential for a "double dip", we see many signs that the U.S. economy appears to be strengthening. In particular, the manufacturing sector has seen a positive rebound in new orders and consumer spending remains relatively strong. A number of upside earnings surprises encouraged us in the first quarter, particularly within traditional early-cycle industries such as retailing, auto manufacturers, and industrials. With a favorable interest rate backdrop and signs of economic acceleration, we believe the outlook for equities may be favorable. We continue to invest in companies with positive fundamentals, strong market positions, and attractive valuations.

Portfolio Manager's Report                            ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                        2/2/98   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                                       -------   -------   -------   -------   -------   -------
ING Value Opportunity Fund Class I     $10,000   $11,020   $12,221   $14,302   $15,626   $13,070
S&P 500 Index                          $10,000   $11,188   $13,540   $14,985   $13,380   $11,527

                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                                -------------------------------------------------------------------
                                            SINCE INCEPTION     SINCE INCEPTION     SINCE INCEPTION
                                           OF CLASS A AND I        OF CLASS B         OF CLASS C
                                1 YEAR         02/02/98             03/01/99           06/30/98
                                ------         --------             --------           --------
Including Sales Charge:
 Class A(1)                    -21.34%           4.68%                  --                 --
 Class B(2)                    -21.35%             --                 2.74%                --
 Class C(3)                    -18.04%             --                   --               3.41%
 Class I                       -16.36%           6.38%                  --                 --
Excluding Sales Charge:
 Class A                       -16.57%           6.12%                  --                 --
 Class B                       -17.21%             --                 3.52%                --
 Class C                       -17.21%             --                   --               3.41%
 Class I                       -16.36%           6.38%                  --                 --
S&P 500 Index                  -13.85%           3.33%(4)            -3.26%             -0.25%(5)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Opportunity Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/1998.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                 See accompanying index descriptions on page 14.

ING BALANCED FUND                                     Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Neil Kochen, Executive Vice President and Chief Investment Officer, Steven Huber, Senior Vice President and Director of Fixed Income, Aeltus Investment Management, Inc.

GOAL: The ING Balanced Fund (formerly the Aetna Balanced Fund) (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in a blended portion of equity and debt securities with an emphasis on overall total return.

MARKET OVERVIEW: Performance for the U.S. stock market was uneven for the seven-month period ended May 31, 2002. Small- and mid- cap stocks did quite well, with the S&P MidCap 400 Index and the Russell 2000 Index up 17.26% and 13.85%, respectively. Large cap stocks were flat on the whole, with the S&P 500 Index up only 0.69%, but a wide dispersion of returns was evident within the various sectors of the market. Among the strong performers were materials, consumer staples and consumer discretionary, while sectors such as telecom services, utilities and information technology saw notable negative returns. Bonds, as measured by the Lehman Brothers Aggregate Bond Index, were up 0.84%, with most performance coming from asset back and mortgage sectors.

Driving this performance were a variety of factors, notably: uncertainty as to the state of the economy and later in the period, the strength of the economic recovery; unease surrounding corporate accounting, unearthed first by the Enron/Arthur Andersen incident and extended by further disclosures by firms in many industries; lack of confidence in the recovery of corporate profits; concerns over valuations, which have risen since the September lows; and, anxiety over Middle East violence and increased tensions between India and Pakistan.

PERFORMANCE: For the seven-month period ended May 31, 2002, the Fund's Class I shares returned 2.02%, outperforming the benchmark Composite Index (60% S&P 500/ 40% Lehman Brothers Aggregate Bond Index), which returned 1.50% over the same time period.

PORTFOLIO SPECIFICS: The main driver of performance for the period was strong equity security selection, particularly in the large-cap telecom services and information technology sectors and in the small-cap consumer discretionary and industrial sectors. Additionally, positive sector allocation in the large-cap healthcare and financial sectors and small-cap telecom services and materials sectors added to performance. Offsetting these positive factors, were a modest overweight of large-cap information technology stocks and adverse security selection in small-cap telecom services. Overall, our exposure to small-cap stocks benefited the Fund, as this asset class significantly outperformed large-cap stocks during the period.

Our fixed income investments underperformed the Lehman Brothers Aggregate Bond Index over the period mainly due to adverse corporate issue selection in the telecom sector during the first quarter of this year.

MARKET OUTLOOK: In devising our market outlook, we focus on the relative strength of the economic recovery and the rebound of corporate profits. The economy appears to be on more solid footing than it was in late 2001, with improvements in GDP (Gross Domestic Product), consumer confidence, and in the industrial sector. On top of those positives, we continue to benefit from low inflation, stimulative fiscal policy and a fed fund's rate that remains at a 40 year low with only modest potential increases on the horizon. Other elements of the economy are more troubling, with unemployment on the rise, oil and other commodities volatile, and retail sales which, while still improving, are exhibiting a diminished rate of growth.

On top of continued economic uncertainty are the issues of geopolitical uncertainty, questionable corporate governance and what some consider to be high equity valuations. All this has lead to an apparent investor paralysis, a condition in which a lack of vision (or conviction) causes investors to sit on the sidelines until the future can be seen a little more clearly.

This seemingly directionless market phase may continue until the fog lifts and some of these non-economic issues get resolved. But the economy appears to be in a growth mode, and although it may be slow growth, when all is said and done, extended slow growth is quite desirable for financial markets. We continue to see opportunities in selected sectors, just as we have for the past seven months. And we'll continue to exploit those opportunities using the disciplined method of security selection that has served us well in the past.

Portfolio Managers' Report                                     ING BALANCED FUND
--------------------------------------------------------------------------------

                              5/31/92  5/31/93  5/31/94  5/31/95  5/31/96  5/31/97  5/31/98  5/31/99  5/31/00  5/31/01  5/31/02
                              -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ING Balanced Fund Class I     $10,000  $10,754  $11,124  $12,387  $15,066  $17,265  $21,236  $23,414  $25,626  $24,743  $23,598
S&P 500 Index                 $10,000  $11,161  $11,636  $13,986  $17,963  $23,247  $30,379  $36,767  $40,618  $36,331  $31,300
Lehman Brothers Aggregate
 Bond Index                   $10,000  $11,130  $11,210  $12,497  $13,044  $14,129  $15,671  $16,354  $16,698  $18,888  $20,419
Composite Index               $10,000  $11,156  $11,475  $13,391  $15,843  $19,131  $23,468  $26,926  $28,907  $28,535  $27,036

                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                                     -----------------------------------------------------------------------------------
                                                                     SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                                        OF CLASS A        OF CLASS B       OF CLASS C
                                     1 YEAR     5 YEAR    10 YEARS       04/15/94          03/01/99         06/30/98
                                     ------     ------    --------       --------          --------         --------
Including Sales Charge:
 Class A(1)                         -10.30%      4.86%        --           8.44%               --               --
 Class B(2)                         -10.22%        --         --             --             -0.42%              --
 Class C(3)                          -6.47%        --         --             --                --             1.11%
 Class I                             -4.63%      6.45%      8.97%            --                --               --
Excluding Sales Charge:
 Class A                             -4.86%      6.12%        --           9.23%               --               --
 Class B                             -5.55%        --         --             --              0.36%              --
 Class C                             -5.54%        --         --             --                --             1.11%
 Class I                             -4.63%      6.45%      8.97%            --                --               --
S&P 500 Index                       -13.85%      6.13%     12.09%         13.28%(4)         -3.26%           -0.25%(5)
Lehman Brothers Aggregate Bond
 Index                                8.10%      7.64%      7.40%          7.51%(4)          7.07%            6.76%(5)
Composite Index (60% S&P 500
 Index/40% Lehman Brothers
 Aggregate Bond Index)                5.25%      7.16%     10.46%         11.26%(4)          1.12%            2.96%(5)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index). The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios', impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities; credit, interest rate and other risks that accompany debt investments.

                 See accompanying index descriptions on page 14.

ING GROWTH AND INCOME FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Donald Townswick, CFA, Portfolio Manager, Aeltus Investment Management, Inc.

GOAL: The ING Growth and Income Fund (formerly Aetna Growth and Income Fund) (the "Fund") seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

MARKET OVERVIEW: The equity markets experienced mixed results during the seven months ending May 31, 2002. For the period, the S&P 500 Index was up 1.6%, the Russell 2000 Index was up 14.7% and the tech heavy NASDAQ Composite Index was down 4.2%.

The rally that had begun after an initial September 11th sell-off continued throughout the remainder of 2001. For the last two months of 2001, the S&P 500 Index was up 8.6%, the Russell 2000 Index was up 14.4% and the NASDAQ Composite Index was up 15.5%. This was a tech driven rally that we believe had no fundamental basis and as a result most of the stocks that had run up during the last quarter of 2001 have since given back their gains. Year-to-date as of May 31, 2002, the S&P 500 Index was down 6.5% and the NASDAQ Composite Index was down 17%. Small-cap stocks continued to outperform and the Russell 2000 Index was up slightly during this period.

Although growth stocks dominated at the end of 2001, value stocks outperformed during the entire seven-month period. The S&P Barra Value Index was up 4.3% and the S&P Barra Growth Index was down 1.5% for the period.

PERFORMANCE: For the seven-month period ended May 31, 2002, the Fund's Class I shares provided a total return of -0.10% compared to the S&P 500 Index, which returned 1.56% over the same time period.

PORTFOLIO SPECIFICS: The best way to understand what happened to the Fund during the past seven months is to break the period up into the month of November 2001 and six months ending May 2002. During the month of November we had the post September 11th rally driven primarily by technology. The Fund was down over 300 basis points (bp) during the month most of which was due to poor stock selection, particularly in the Technology sector. Over the past six months however, the Fund outperformed the S&P 500 Index by almost 130bp. This was the result of strong stock selection. Clearly, the quantitative model used to manage the Fund did a good job identifying the best performing stocks over the longer time frame. During the short-term however, the model steered the Fund away from stocks like Sun Microsystems that was up over 40% during November and then down almost 52% from December to May. Because of this, stock selection ended up having only a slightly positive effect on performance for the period and all of the Fund's underperformance was the result of asset allocation decisions.

Poor asset allocation decisions were especially evident in technology. The Fund was underweight technology during the rally in November and then overweight the group as those stocks underperformed. On the positive side, the Fund was helped by strong stock selection in the finance and healthcare sectors.

MARKET OUTLOOK: While we believe that renewed strong earnings for U.S. companies would be a bullish market signal, the earnings outlook going forward is far from clear. Therefore, we are uncertain about future market direction, and will continue to control risks to attempt to avoid being harmed by sudden upward or downward market trends.

Going forward in 2002, we expect the stock market to continue to experience high volatility and big swings in growth vs. value dominance such as we saw during the first quarter. Traditionally, small-cap stocks tend to fare better than large-cap stocks coming out of a recession, as prospects for growth improve. It is impossible to predict how long this small-cap dominance will last and at some point, large-cap stocks could prevail. For this reason, the Fund will continue to apply risk controls to size, beta and style and continue to focus on adding value through strong stock selection.

Portfolio Manager's Report                            ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                   5/31/92  5/31/93  5/31/94  5/31/95  5/31/96  5/31/97  5/31/98  5/31/99  5/31/00  5/31/01  5/31/02
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ING Growth and Income Fund
  Class I                          $10,000  $10,792  $11,154  $12,660  $16,429  $21,271  $27,266  $29,690  $32,253  $27,154  $22,801
S&P 500 Index                      $10,000  $11,161  $11,636  $13,986  $17,963  $23,247  $30,379  $36,767  $40,618  $36,331  $31,300

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                                ----------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION     SINCE INCEPTION     SINCE INCEPTION
                                                                          OF CLASS A          OF CLASS B         OF CLASS C
                                1 YEAR        5 YEAR      10 YEARS         04/15/94            03/01/99           06/30/98
                                ------        ------      --------         --------            --------           --------
Including Sales Charge:
 Class A(1)                    -21.01%        -0.11%          --             8.10%                 --                 --
 Class B(2)                    -21.02%           --           --               --               -8.14%                --
 Class C(3)                    -17.68%           --           --               --                  --              -5.97%
 Class I                       -16.03%         1.40%        8.59%              --                  --                 --
Excluding Sales Charge:
 Class A                       -16.18%         1.08%          --             8.89%                 --                 --
 Class B                       -16.86%           --           --               --               -7.47%                --
 Class C                       -16.84%           --           --               --                  --              -5.97%
 Class I                       -16.03%         1.40%        8.59%              --                  --                 --
S&P 500 Index                  -13.85%         6.13%       12.09%           13.28%(4)           -3.26%             -0.25%(5)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                 See accompanying index descriptions on page 14.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

The RUSSELL 3000 INDEX consists of the 3,000 largest U.S. companies based on total market capitalization.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices; services and software related to the fields of computers, electronics, networking and Internet services.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed-rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The NASDAQ 100 INDEX is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the NASDAQ National Market System and SmallCap Market.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The RUSSELL 2000 GROWTH INDEX consists of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 VALUE INDEX consists of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P BARRA GROWTH INDEX is a capitalization-weighted index that consists of the S&P 500 companies with high price-to-book ratios.

The S&P BARRA VALUE INDEX is a capitalization-weighted index that consists of the S&P 500 companies with low price-to-book ratios.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the ING Growth Fund (formerly Aetna Growth Fund), ING Small Company Fund (formerly Aetna Small Company Fund), ING Technology Fund (formerly Aetna Technology Fund), ING Value Opportunity Fund (formerly Aetna Value Opportunity Fund), ING Balanced Fund (formerly Aetna Balanced Fund) and ING Growth and Income Fund (formerly Aetna Growth and Income Fund), each a series of ING Series Fund, Inc., including the portfolios of investments as of May 31, 2002, and the related statements of operations for the seven-month period ended May 31, 2002 and the year ended October 31, 2001, the statements of changes in net assets for the seven-month period ended May 31, 2002 and each of the years in the two-year period ended October 31, 2001 and the financial highlights for the seven-month period ended May 31, 2002 and for each of the years or periods in the five-year period ended October 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Value Opportunity Fund, ING Balanced Fund and ING Growth and Income Fund as of May 31, 2002, and the results of their operations, changes in their net assets and their financial highlights for each of the years or periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP

Boston, Massachusetts
July 5, 2002

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                                                     ING                               ING
                                                     ING            SMALL             ING             VALUE
                                                    GROWTH         COMPANY         TECHNOLOGY       OPPORTUNITY
                                                     FUND            FUND             FUND             FUND
                                                -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*             $ 208,987,319    $ 312,091,037    $  12,358,042    $  30,242,800
Short-term investments at amortized cost            6,496,000        4,470,000          729,000          987,000
Cash                                                      457              556              449              124
Cash (collateral for futures)                              --               --               --               --
Foreign currencies at value**                              --               --               --               --
Receivables:
  Investment securities sold                        4,962,131        6,365,104          486,254          285,231
  Fund shares sold                                     35,349        1,865,177           19,368           75,615
  Dividends and interest                               83,726          158,585              512           18,394
  Future variation margin                                  --               --               --               --
  Swap contract                                            --               --               --               --
  Other                                                    --               --               --               --
Prepaid expenses                                          983              927               35               46
Reimbursement due from investment manager                  --               --           10,795            3,471
Unrealized appreciation on forward foreign
 currency contracts                                        --               --               --               --
                                                -------------    -------------    -------------    -------------
  Total assets                                    220,565,965      324,951,386       13,604,455       31,612,681
                                                -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased         8,776,299               --               --        1,211,147
Payable for fund shares redeemed                      297,457        2,964,594            9,687            1,607
Payable to affiliates                                 177,789          303,408           18,505           28,090
Other accrued expenses and liabilities                 70,526           73,974           12,809           12,806
Unrealized depreciation on forward foreign
 currency contracts                                        --               --               --               --
                                                -------------    -------------    -------------    -------------
  Total liabilities                                 9,322,071        3,341,976           41,001        1,253,650
                                                -------------    -------------    -------------    -------------
NET ASSETS                                      $ 211,243,894    $ 321,609,410    $  13,563,454    $  30,359,031
                                                =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $ 331,691,725    $ 322,223,200    $  26,171,540    $  32,031,226
Undistributed net investment income                        --               --               --               --
Accumulated net realized loss on investments,
 futures, swaps and foreign currencies           (116,988,775)      (3,101,848)     (12,421,480)      (2,226,589)
Net unrealized appreciation (depreciation) of
 investments, futures, swaps and foreign
 currencies                                        (3,459,056)       2,488,058         (186,606)         554,394
                                                -------------    -------------    -------------    -------------
NET ASSETS                                      $ 211,243,894    $ 321,609,410    $  13,563,454    $  30,359,031
                                                =============    =============    =============    =============
* Cost of investments in securities             $ 212,446,375    $ 309,602,979    $  12,544,648    $  29,688,406
** Cost of foreign currencies                   $          --    $          --    $          --    $          --

                                                                     ING
                                                    ING             GROWTH
                                                  BALANCED        AND INCOME
                                                    FUND             FUND
                                                -------------    -------------
ASSETS:
Investments in securities at value*
Short-term investments at amortized cost
Cash                                            $ 105,296,585    $ 308,865,813
Cash (collateral for futures)                      17,117,643        9,728,000
Foreign currencies at value**                          49,431              645
Receivables:                                           50,000           35,451
  Investment securities sold                               --        1,849,174
  Fund shares sold
  Dividends and interest                            9,106,212        8,979,577
  Future variation margin                              40,934           34,177
  Swap contract                                       460,646          348,197
  Other                                                 2,922               --
Prepaid expenses                                        7,729               --
Reimbursement due from investment manager                  --            2,799
Unrealized appreciation on forward foreign                422            1,531
 currency contracts                                        --               --

  Total assets                                             --           32,656
                                                -------------    -------------
LIABILITIES:                                      132,132,524      329,878,020
Payable for investment securities purchased     -------------    -------------
Payable for fund shares redeemed
Payable to affiliates                              17,013,209        7,165,078
Other accrued expenses and liabilities                 49,032          264,931
Unrealized depreciation on forward foreign            106,065          243,344
 currency contracts                                    50,691           91,278

  Total liabilities                                        --           32,656
                                                -------------    -------------
NET ASSETS                                         17,218,997        7,797,287
                                                -------------    -------------
NET ASSETS WERE COMPRISED OF:                   $ 114,913,527    $ 322,080,733
Paid-in capital                                 =============    =============
Undistributed net investment income
Accumulated net realized loss on investments,   $ 112,685,398    $ 422,103,036
 futures, swaps and foreign currencies                578,444          257,254
Net unrealized appreciation (depreciation) of
 investments, futures, swaps and foreign           (4,960,011)    (120,627,417)
 currencies

NET ASSETS                                          6,609,696       20,347,860
                                                -------------    -------------
* Cost of investments in securities             $ 114,913,527    $ 322,080,733
** Cost of foreign currencies                   =============    =============
                                                $  98,745,642    $ 288,548,864
                                                $          --    $   1,816,348

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                                      ING                           ING                           ING
                                       ING           SMALL           ING           VALUE           ING           GROWTH
                                      GROWTH         COMPANY      TECHNOLOGY    OPPORTUNITY      BALANCED      AND INCOME
                                       FUND           FUND           FUND           FUND           FUND           FUND
                                   ------------   ------------   ------------   ------------   ------------   ------------
CLASS A:
Net assets                         $ 82,011,493   $101,892,049   $ 10,341,309   $ 24,634,109   $ 45,221,484   $ 62,062,050
Shares authorized                   100,000,000    100,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Par value                          $      0.001   $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                    7,312,787      7,439,220      2,709,893      2,386,669      4,084,676      6,570,038
Net asset value and redemption
 price per share(2)                $      11.21   $      13.70   $       3.82   $      10.32   $      11.07   $       9.45
Maximum offering price per
 share (5.75%)(1)                  $      11.89   $      14.54   $       4.05   $      10.95   $      11.75   $      10.03

CLASS B:
Net assets                         $  2,988,345   $  1,889,922   $  1,194,302   $    586,551   $  1,670,488   $    610,955
Shares authorized                   100,000,000    100,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Par value                          $      0.001   $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                      264,835        135,650        318,254         57,501        151,608         65,195
Net asset value and redemption
 price per share(2)                $      11.28   $      13.93   $       3.75   $      10.20   $      11.02   $       9.37
Maximum offering price per share   $      11.28   $      13.93   $       3.75   $      10.20   $      11.02   $       9.37

CLASS C:
Net assets                         $  1,892,732   $  3,368,660   $    642,344   $    413,585   $  2,050,209   $  1,326,617
Shares authorized                   100,000,000    100,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Par value                          $      0.001   $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                      169,321        242,777        170,683         40,748        186,605        142,211
Net asset value and redemption
 price per share(2)                $      11.18   $      13.88   $       3.76   $      10.15   $      10.99   $       9.33
Maximum offering price
 per share                         $      11.18   $      13.88   $       3.76   $      10.15   $      10.99   $       9.33

CLASS I:
Net assets                         $124,351,324   $214,458,779   $    775,411   $  4,724,786   $ 65,971,346   $258,081,111
Shares authorized                   100,000,000    100,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Par value                          $      0.001   $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                   10,806,336     15,156,719        202,018        455,092      5,954,544     27,201,716
Net asset value and redemption
 price per share                   $      11.51   $      14.15   $       3.84   $      10.38   $      11.08   $       9.49
Maximum offering price
 per share                         $      11.51   $      14.15   $       3.84   $      10.38   $      11.08   $       9.49

CLASS O:
Net assets                                  n/a            n/a   $    610,088            n/a            n/a            n/a
Shares authorized                           n/a            n/a    100,000,000            n/a            n/a            n/a
Par value                                   n/a            n/a   $      0.001            n/a            n/a            n/a
Shares outstanding                          n/a            n/a        159,401            n/a            n/a            n/a
Net asset value and redemption
 price per share                            n/a            n/a   $       3.83            n/a            n/a            n/a
Maximum offering price
 per share                                  n/a            n/a   $       3.83            n/a            n/a            n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         ING GROWTH FUND                ING SMALL COMPANY FUND
                                                                  ------------------------------    ------------------------------
                                                                  SEVEN MONTHS         YEAR         SEVEN MONTHS          YEAR
                                                                      ENDED           ENDED             ENDED            ENDED
                                                                     MAY 31,        OCTOBER 31,        MAY 31,         OCTOBER 31,
                                                                     2002(1)           2001            2002(1)            2001
                                                                  -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                  $     692,617    $   1,215,619    $   1,358,475    $   1,850,812
Interest                                                                 53,718          634,444          344,654        2,280,525
                                                                  -------------    -------------    -------------    -------------
  Total investment income                                               746,335        1,850,063        1,703,129        4,131,337
                                                                  -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                                              975,601        2,018,085        1,492,351        2,201,853
Distribution and service fees:
  Class A                                                               131,151          240,062          129,500          157,975
  Class B                                                                19,192           42,780            8,456           12,237
  Class C                                                                12,721           31,011           24,195           58,876
Transfer agent fees                                                     126,989          185,734          123,011          208,582
Administrative and service fees                                         135,421          291,274          171,394          259,607
Shareholder reporting fees                                               35,905           30,756           39,221           38,843
Registration and filing fees                                             22,905           65,694           26,766           54,642
Professional fees                                                        16,063           22,172           15,720           22,471
Custody and accounting fees                                               9,474           15,260           20,166           30,060
Directors' fees                                                           4,601           10,425            6,159            8,006
Insurance fees                                                              980               --            1,073               --
Miscellaneous fees                                                        5,225           15,594            5,591           12,806
                                                                  -------------    -------------    -------------    -------------
  Net expenses                                                        1,496,228        2,968,847        2,063,603        3,065,958
                                                                  -------------    -------------    -------------    -------------
Net investment income (loss)                                           (749,893)      (1,118,784)        (360,474)       1,065,379
                                                                  -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES, AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                       (10,187,017)    (101,748,293)      10,318,322      (11,671,280)
  Futures and forward foreign currency exchange contracts                    --               --        2,236,077       (3,500,483)
  Foreign currency related transactions                                      --               --               --          (18,552)
                                                                  -------------    -------------    -------------    -------------
  Net realized gain (loss)                                          (10,187,017)    (101,748,293)      12,554,399      (15,190,315)
                                                                  -------------    -------------    -------------    -------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                         2,822,408      (55,830,159)       7,592,530      (11,939,614)
  Futures and forward foreign currency exchange contracts                    --               --         (285,910)       1,904,753
  Foreign currency related transactions                                      --               --               --             (392)
                                                                  -------------    -------------    -------------    -------------
  Net change in unrealized appreciation (depreciation)                2,822,408      (55,830,159)       7,306,620      (10,035,253)
                                                                  -------------    -------------    -------------    -------------
Net realized and unrealized gain (loss) on investments, futures
 and foreign currencies                                              (7,364,609)    (157,578,452)      19,861,019      (25,225,568)
                                                                  =============    =============    =============    =============
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $  (8,114,502)   $(158,697,236)   $  19,500,545    $ (24,160,189)
                                                                  =============    =============    =============    =============
* Foreign taxes                                                   $          --    $       2,130    $      70,717    $       3,379

----------
(1)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                   ING TECHNOLOGY FUND       ING VALUE OPPORTUNITY FUND
                                                               --------------------------    --------------------------
                                                               SEVEN MONTHS      YEAR        SEVEN MONTHS      YEAR
                                                                   ENDED        ENDED           ENDED         ENDED
                                                                  MAY 31,     OCTOBER 31,      MAY 31,      OCTOBER 31,
                                                                  2002(1)        2001          2002(1)         2001
                                                               -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                               $     5,429    $    16,510    $   129,795    $   123,602
Interest                                                               520         28,832         19,487         29,313
                                                               -----------    -----------    -----------    -----------
 Total investment income                                             5,949         45,342        149,282        152,915
                                                               -----------    -----------    -----------    -----------
EXPENSES:
Investment management fees                                          88,352        120,273         97,353         85,534
Distribution and service fees:
 Class A                                                            15,967         17,782         29,065         25,243
 Class B                                                             8,125         16,460          2,532          2,791
 Class C                                                             4,731         16,017          2,449          4,052
 Class O                                                               520              8             --             --
Transfer agent fees                                                 58,626         67,582         29,331         31,608
Administrative and service fees                                      8,163         11,455         13,354         12,219
Shareholder reporting fees                                           7,529          6,581          1,992          5,063
Registration and filing fees                                        21,458         37,978         27,039         46,394
Professional fees                                                   12,985         20,828         13,591         21,200
Custody and accounting fees                                            252          3,855          7,164         10,170
Directors' fees                                                        298            408            329            359
Insurance fees                                                          34             --             57             --
Miscellaneous fees                                                     191          1,385            364            563
                                                               -----------    -----------    -----------    -----------
 Total expenses                                                    227,231        320,612        224,620        245,196
                                                               -----------    -----------    -----------    -----------
Less:
 Waived and reimbursed fees                                         71,962         98,194         37,770         78,542
                                                               -----------    -----------    -----------    -----------
 Net expenses                                                      155,269        222,418        186,850        166,654
                                                               -----------    -----------    -----------    -----------
 Net investment loss                                              (149,320)      (177,076)       (37,568)       (13,739)
                                                               -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES, AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments                                                    (1,876,115)    (8,180,912)    (1,697,484)      (471,887)
 Futures and forward foreign currency exchange contracts                --             --         15,689        (60,370)
                                                               -----------    -----------    -----------    -----------
 Net realized loss                                              (1,876,115)    (8,180,912)    (1,681,795)      (532,257)
                                                               -----------    -----------    -----------    -----------
Net change in unrealized appreciation (depreciation) on
 investments                                                     1,172,415       (893,063)     1,083,441     (1,888,862)
                                                               -----------    -----------    -----------    -----------
Net realized and unrealized loss on investments, futures and
 foreign currencies                                               (703,700)    (9,073,975)      (598,354)    (2,421,119)
                                                               -----------    -----------    -----------    -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (853,020)   $(9,251,051)   $  (635,922)   $(2,434,858)
                                                               ===========    ===========    ===========    ===========
* Foreign taxes                                                $       369    $       377    $        --    $        --

----------
(1)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                         ING BALANCED FUND            ING GROWTH AND INCOME FUND
                                                                  ------------------------------    ------------------------------
                                                                      SEVEN             YEAR            SEVEN             YEAR
                                                                  MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                                                     MAY 31,        OCTOBER 31,        MAY 31,        OCTOBER 31,
                                                                     2002(1)            2001           2002(1)            2001
                                                                  -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                  $     542,327    $     893,002    $   2,448,891    $   4,643,215
Interest                                                              1,201,472        2,886,947          152,355          958,924
                                                                  -------------    -------------    -------------    -------------
  Total investment income                                             1,743,799        3,779,949        2,601,246        5,602,139
                                                                  -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                                              544,406          957,802        1,431,830        3,075,068
Distribution and service fees:
  Class A                                                                61,430           89,702           94,867          195,961
  Class B                                                                 8,315           13,095            3,937            7,780
  Class C                                                                11,244           20,717            6,143           15,429
  Class O                                                                    --               --               --               --
Transfer agent fees                                                      72,916           92,223          103,390          148,938
Administrative and service fees                                          65,950          119,725          203,085          453,857
Shareholder reporting fees                                               14,977           13,071           34,093           31,193
Registration and filing fees                                             24,019           42,677           32,729           54,919
Professional fees                                                        16,419           24,814           20,976           24,978
Custody and accounting fees                                              31,464           54,341           51,642           67,225
Directors' fees                                                           2,435            3,893            7,203           15,969
Insurance fees                                                              478               --            1,544               --
Miscellaneous fees                                                        1,997            6,348            8,181           23,014
                                                                  -------------    -------------    -------------    -------------
  Net expenses                                                          856,050        1,438,408        1,999,620        4,114,331
                                                                  -------------    -------------    -------------    -------------
Net investment income                                                   887,749        2,341,541          601,626        1,487,808
                                                                  -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES, AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                          (162,498)      (3,206,846)     (12,167,352)     (99,666,639)
  Futures and forward foreign currency exchange contracts               130,487         (628,232)         133,134         (605,773)
  Foreign currency related transactions                                   1,564          123,216          (11,240)         147,269
                                                                  -------------    -------------    -------------    -------------
  Net realized loss                                                     (30,447)      (3,711,862)     (12,045,458)    (100,125,143)
                                                                  -------------    -------------    -------------    -------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                           945,295      (14,645,533)      12,475,717      (59,963,704)
  Futures, swaps and forward foreign currency exchange
   contracts                                                            212,093           17,827          (17,551)         119,132
  Foreign currency related transactions                                   1,793            2,632           22,623           39,244
                                                                  -------------    -------------    -------------    -------------
  Net change in unrealized appreciation (depreciation)                1,159,181      (14,625,074)      12,380,789      (59,805,328)
                                                                  -------------    -------------    -------------    -------------
Net realized and unrealized gain (loss) on investments, futures
 and foreign currencies                                               1,198,994      (18,336,936)         335,331     (159,930,471)
                                                                  -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $   2,016,483    $ (15,995,395)   $     936,957    $(158,442,663)
                                                                  =============    =============    =============    =============
* Foreign taxes                                                   $       2,516    $       4,338    $       8,581    $      13,941

----------
(1)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 ING GROWTH FUND
                                                                 -----------------------------------------------
                                                                  SEVEN MONTHS        YEAR             YEAR
                                                                      ENDED          ENDED            ENDED
                                                                     MAY 31,       OCTOBER 31,      OCTOBER 31,
                                                                     2002(1)          2001             2000
                                                                 -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                     $    (749,893)   $  (1,118,784)   $    (645,477)
Net realized gain (loss) on investments,
 futures and foreign currencies                                    (10,187,017)    (101,748,293)      39,875,920
Net change in unrealized appreciation
 (depreciation) of investments, futures and
 foreign currencies                                                  2,822,408      (55,830,159)       4,412,913
                                                                 -------------    -------------    -------------
  Net increase (decrease) in net assets
   resulting from operations                                        (8,114,502)    (158,697,236)      43,643,356
                                                                 -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                   --               --               --
  Class B                                                                   --               --               --
  Class C                                                                   --               --               --
  Class I                                                                   --               --               --
Net realized gain from investments:
  Class A                                                                   --      (13,025,886)      (8,441,635)
  Class B                                                                   --         (634,696)        (282,837)
  Class C                                                                   --         (456,093)        (206,145)
  Class I                                                                   --      (29,070,049)     (27,940,871)
                                                                 -------------    -------------    -------------
Total distributions                                                         --      (43,186,724)     (36,871,488)
                                                                 -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    38,244,027       84,961,639      267,230,554
Shares resulting from dividend
 reinvestments                                                              --       43,095,522       36,814,657
                                                                 -------------    -------------    -------------
                                                                    38,244,027      128,057,161      304,045,211
Payments for shares redeemed                                       (51,007,715)     (80,241,857)    (191,558,091)
                                                                 -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions                         (12,763,688)      47,815,304      112,487,120
                                                                 -------------    -------------    -------------
Net increase (decrease) in net assets                              (20,878,190)    (154,068,656)     119,258,988
                                                                 -------------    -------------    -------------
NET ASSETS:
Beginning of period                                                232,122,084      386,190,740      266,931,752
                                                                 -------------    -------------    -------------
End of period                                                    $ 211,243,894    $ 232,122,084    $ 386,190,740
                                                                 =============    =============    =============
Undistributed net investment income
 at end of period                                                $          --    $          --    $          --
                                                                 =============    =============    =============

                                                                               ING SMALL COMPANY FUND
                                                                 -----------------------------------------------
                                                                  SEVEN MONTHS        YEAR             YEAR
                                                                     ENDED           ENDED            ENDED
                                                                    MAY 31,        OCTOBER 31,      OCTOBER 31,
                                                                    2002(1)           2001             2000
                                                                 -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                     $    (360,474)   $   1,065,379    $     760,719
Net realized gain (loss) on investments,
 futures and foreign currencies                                     12,554,399      (15,190,315)      12,045,246
Net change in unrealized appreciation
 (depreciation) of investments, futures and
 foreign currencies                                                  7,306,620      (10,035,253)         837,092
                                                                 -------------    -------------    -------------
  Net increase (decrease) in net assets
   resulting from operations                                        19,500,545      (24,160,189)      13,643,057
                                                                 -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                              (75,720)        (197,419)         (20,483)
  Class B                                                                   --               --               --
  Class C                                                                   --               --               --
  Class I                                                             (568,243)        (957,154)        (163,951)
Net realized gain from investments:
  Class A                                                                   --       (2,930,760)      (1,391,975)
  Class B                                                                   --          (63,041)         (10,671)
  Class C                                                                   --         (314,651)        (152,152)
  Class I                                                                   --       (9,237,915)      (4,075,489)
                                                                 -------------    -------------    -------------
Total distributions                                                   (643,963)     (13,700,940)      (5,814,721)
                                                                 -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   122,226,862      113,148,659      258,899,509
Shares resulting from dividend
 reinvestments                                                         640,461       13,490,297        5,718,160
                                                                 -------------    -------------    -------------
                                                                   122,867,323      126,638,956      264,617,669
Payments for shares redeemed                                       (77,969,998)     (88,891,685)     (84,190,011)
                                                                 -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions                          44,897,325       37,747,271      180,427,658
                                                                 -------------    -------------    -------------
Net increase (decrease) in net assets                               63,753,907         (113,858)     188,255,994
                                                                 -------------    -------------    -------------
NET ASSETS:
Beginning of period                                                257,855,503      257,969,361       69,713,367
                                                                 -------------    -------------    -------------
End of period                                                    $ 321,609,410    $ 257,855,503    $ 257,969,361
                                                                 =============    =============    =============
Undistributed net investment income
 at end of period                                                $          --    $     644,885    $     725,659
                                                                 =============    =============    =============

----------
(1)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        ING TECHNOLOGY FUND                     ING VALUE OPPORTUNITY FUND
                                            ------------------------------------------   ------------------------------------------
                                            SEVEN MONTHS       YEAR          PERIOD      SEVEN MONTHS       YEAR           YEAR
                                                ENDED         ENDED          ENDED           ENDED         ENDED          ENDED
                                               MAY 31,      OCTOBER 31,    OCTOBER 31,      MAY 31,      OCTOBER 31,    OCTOBER 31,
                                               2002(1)         2001          2000(2)        2002(1)         2001           2000
                                            ------------   ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS:
Net investment loss                         $   (149,320)  $   (177,076)  $   (131,380)  $    (37,568)  $    (13,739)  $     (9,265)
Net realized gain (loss) on investments,
 futures and foreign currencies               (1,876,115)    (8,180,912)    (2,364,453)    (1,681,795)      (532,257)     1,598,154
Net change in unrealized appreciation
 (depreciation) of investments                 1,172,415       (893,063)      (465,958)     1,083,441     (1,888,862)       151,176
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations                    (853,020)    (9,251,051)    (2,961,791)      (635,922)    (2,434,858)     1,740,065
                                            ------------   ------------   ------------   ------------   ------------   ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                             --             --             --             --             --           (737)
  Class B                                             --             --             --             --             --             --
  Class C                                             --             --             --             --             --             --
  Class I                                             --             --             --             --         (4,400)       (15,077)
  Class O                                             --             --             --             --             --             --
Net realized gain from investments:
  Class A                                             --             --             --             --     (1,061,809)       (66,814)
  Class B                                             --             --             --             --        (21,390)       (11,560)
  Class C                                             --             --             --             --        (62,838)       (19,875)
  Class I                                             --             --             --             --       (453,498)      (347,202)
  Class O                                             --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Total distributions                                   --             --             --             --     (1,603,935)      (461,265)
                                            ------------   ------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               8,888,499     10,763,633     23,391,608     20,445,114      9,843,120      6,522,110
Shares resulting from dividend
 reinvestments                                        --             --             --             --      1,143,513         87,366
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                               8,888,499     10,763,633     23,391,608     20,445,114     10,986,633      6,609,476
Payments for shares redeemed                  (4,750,591)    (6,008,189)    (5,655,644)    (2,801,332)    (4,834,672)    (3,747,093)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
 capital share transactions                    4,137,908      4,755,444     17,735,964     17,643,782      6,151,961      2,862,383
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets          3,284,888     (4,495,607)    14,774,173     17,007,860      2,113,168      4,141,183
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS:
Beginning of period                           10,278,566     14,774,173             --     13,351,171     11,238,003      7,096,820
                                            ------------   ------------   ------------   ------------   ------------   ------------
End of period                               $ 13,563,454   $ 10,278,566   $ 14,774,173   $ 30,359,031   $ 13,351,171   $ 11,238,003
                                            ============   ============   ============   ============   ============   ============
Undistributed net investment income at
 end of period                              $         --   $         --   $         --   $         --   $         --   $         --
                                            ============   ============   ============   ============   ============   ============

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  Fund commenced operations on 3/1/2000.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            ING BALANCED FUND
                                             -----------------------------------------------
                                             SEVEN MONTHS         YEAR            PERIOD
                                                 ENDED           ENDED            ENDED
                                                MAY 31,        OCTOBER 31,      OCTOBER 31,
                                                2002(1)           2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $     887,749    $   2,341,541    $   2,845,243
Net realized gain (loss) on investments,
 futures and foreign currencies                    (30,447)      (3,711,862)      10,422,537
Net change in unrealized appreciation
 (depreciation) of investments, swaps,
 futures and foreign currencies                  1,159,181      (14,625,074)      (2,169,241)
                                             -------------    -------------    -------------
  Net increase (decrease) in net assets
   resulting from operations                     2,016,483      (15,995,395)      11,098,539
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                         (500,010)        (640,003)        (595,472)
  Class B                                          (12,662)         (11,717)         (11,081)
  Class C                                          (18,908)         (17,123)         (23,399)
  Class I                                       (1,072,890)      (1,827,477)      (2,030,213)
Net realized gain from investments:
  Class A                                               --       (3,109,883)      (1,116,230)
  Class B                                               --         (100,715)         (29,173)
  Class C                                               --         (191,828)         (65,438)
  Class I                                               --       (7,782,151)      (3,587,037)
                                             -------------    -------------    -------------
Total distributions                             (1,604,470)     (13,680,897)      (7,458,043)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                22,721,620       22,887,198       35,698,603
Shares resulting from dividend
 reinvestments                                   1,587,620       13,543,706        7,366,976
                                             -------------    -------------    -------------
                                                24,309,240       36,430,904       43,065,579
Payments for shares redeemed                   (18,568,102)     (31,022,498)     (42,080,439)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       5,741,138        5,408,406          985,140
                                             -------------    -------------    -------------
Net increase (decrease) in net assets            6,153,151      (24,267,886)       4,625,636
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            108,760,376      133,028,262      128,402,626
                                             -------------    -------------    -------------
End of period                                $ 114,913,527    $ 108,760,376    $ 133,028,262
                                             =============    =============    =============
Undistributed net investment income
 at end of period                            $     550,804    $   1,267,525    $   1,224,982
                                             =============    =============    =============

                                                        ING GROWTH AND INCOME FUND
                                             -----------------------------------------------
                                             SEVEN MONTHS         YEAR             YEAR
                                                 ENDED           ENDED            ENDED
                                                MAY 31,        OCTOBER 31,      OCTOBER 31,
                                                2002(1)           2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $     601,626    $   1,487,808    $   1,414,136
Net realized gain (loss) on investments,
 futures and foreign currencies                (12,045,458)    (100,125,143)      24,488,551
Net change in unrealized appreciation
 (depreciation) of investments, swaps,
 futures and foreign currencies                 12,380,789      (59,805,328)        (804,048)
                                             -------------    -------------    -------------
  Net increase (decrease) in net assets
   resulting from operations                       936,957     (158,442,663)      25,098,639
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                          (92,441)         (38,499)        (149,768)
  Class B                                               --               --               --
  Class C                                               --               --               --
  Class I                                       (1,306,534)      (1,289,729)      (1,625,611)
Net realized gain from investments:
  Class A                                               --       (4,641,335)     (13,899,232)
  Class B                                               --          (42,108)         (84,146)
  Class C                                               --          (99,477)        (323,862)
  Class I                                               --      (24,257,452)     (96,505,087)
                                             -------------    -------------    -------------
Total distributions                             (1,398,975)     (30,368,600)    (112,587,706)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                26,346,081       41,756,877      162,217,969
Shares resulting from dividend
 reinvestments                                   1,396,945       30,293,843      111,507,178
                                             -------------    -------------    -------------
                                                27,743,026       72,050,720      273,725,147
Payments for shares redeemed                   (66,898,033)     (96,901,396)    (244,859,204)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (39,155,007)     (24,850,676)      28,865,943
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (39,617,025)    (213,661,939)     (58,623,124)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            361,697,758      575,359,697      633,982,821
                                             -------------    -------------    -------------
End of period                                $ 322,080,733    $ 361,697,758    $ 575,359,697
                                             =============    =============    =============
Undistributed net investment income
 at end of period                            $     257,254    $   1,086,394    $     767,370
                                             =============    =============    =============

----------
(1)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                             -------------------------------------------------------------------------------
                                             SEVEN MONTHS
                                                ENDED                             YEAR ENDED OCTOBER 31,
                                               MAY 31,        --------------------------------------------------------------
                                               2002(4)         2001          2000         1999           1998          1997
                                               -------         ----          ----         ----           ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       11.66         22.50         22.15        16.37          16.76         14.17
 Income from investment operations:
 Net investment loss                    $       (0.05)        (0.07)        (0.03)       (0.06)*        (0.04)*       (0.11)*
 Net realized and unrealized gain
 (loss) on investments                  $       (0.40)        (8.21)         3.42         6.04           2.05          3.84
 Total from investment operations       $       (0.45)        (8.28)         3.39         5.98           2.01          3.73
 Less distributions from:
 Net realized gains on investments      $          --          2.56         3.04           0.20          2.40          1.14
 Total distributions                    $          --          2.56         3.04           0.20          2.40          1.14
 Net asset value, end of period         $       11.21         11.66         22.50        22.15          16.37         16.76
 TOTAL RETURN(2):                       %       (3.86)       (40.71)       16.34          36.78         14.34         28.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $      82,011        85,409      122,415         57,329        12,877         8,647
 Ratios to average net assets:
 Expenses(3)                            %        1.21          1.16         1.12           1.19          1.32          1.92
 Net investment loss(3)                 %       (0.67)        (0.53)       (0.34)         (0.29)        (0.25)        (0.67)
 Portfolio turnover rate                %         143           199          183            142           170           141

                                                                  CLASS B
                                             ---------------------------------------------------
                                             SEVEN MONTHS                             MARCH 1,
                                                ENDED      YEAR ENDED OCTOBER 31,    1999(1) TO
                                               MAY 31,     ----------------------    OCTOBER 31,
                                               2002(4)        2001        2000          1999
                                               -------        ----        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       11.79        22.71       22.40         19.84
 Income from investment operations:
 Net investment loss                    $       (0.10)       (0.20)      (0.03)        (0.15)*
 Net realized and unrealized gain
 (loss) on investments                  $       (0.41)       (8.29)       3.30          2.71
 Total from investment operations       $       (0.51)       (8.49)       3.27          2.56
 Less distributions from:
 Net realized gains on investments      $          --         2.43        2.96            --
 Total distributions                    $          --         2.43        2.96            --
 Net asset value, end of period         $       11.28        11.79       22.71         22.40
 TOTAL RETURN(2):                       %       (4.32)      (41.11)      15.46         12.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $       2,988        3,213       5,710         1,920
 Ratios to average net assets:
 Expenses(3)                            %        1.96         1.91        1.87          1.94
 Net investment loss(3)                 %       (1.42)       (1.28)      (1.09)        (1.04)
 Portfolio turnover rate                %         143          199         183           142

                                                                           CLASS C
                                             -------------------------------------------------------------------
                                             SEVEN MONTHS                                             JUNE 30,
                                                ENDED               YEAR ENDED OCTOBER 31,           1998(1) TO
                                               MAY 31,         -------------------------------       OCTOBER 31,
                                               2002(4)         2001          2000         1999          1998
                                               -------         ----          ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       11.68         22.55         22.25        16.56         17.86
 Income from investment operations:
 Net investment income (loss)           $       (0.11)        (0.20)        (0.03)       (0.22)*       (0.05)*
 Net realized and unrealized gain
 (loss) on investments                  $       (0.39)        (8.23)         3.27         6.11         (1.25)
 Total from investment operations       $       (0.50)        (8.43)         3.24         5.89         (1.30)
 Less distributions from:
 Net investment income                  $          --            --           --            --            --
 Net realized gains on investments      $          --          2.44         2.94          0.20            --
 Total distributions                    $          --          2.44         2.94          0.20            --
 Net asset value, end of period         $       11.18         11.68         22.55        22.25         16.56
 TOTAL RETURN(2):                       %       (4.28)       (41.14)       15.47         35.80         (7.28)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $       1,893         2,268        3,857         1,446           356
 Ratios to average net assets:
 Expenses(3)                            %        1.96          1.91         1.87          1.94          1.99
 Net investment income (loss)(3)        %       (1.42)        (1.28)       (1.09)        (1.04)        (0.92)
 Portfolio turnover rate                %         143           199          183           142           170

                                                                                 CLASS I
                                             -------------------------------------------------------------------------------
                                             SEVEN MONTHS
                                                ENDED                              YEAR ENDED OCTOBER 31,
                                               MAY 31,         -------------------------------------------------------------
                                               2002(4)         2001          2000          1999           1998          1997
                                               -------         ----          ----          ----           ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       11.95         22.98         22.54         16.62          17.02         14.36
 Income from investment operations:
 Net investment income (loss)           $       (0.03)        (0.04)        (0.04)        (0.01)*         0.01*         0.01*
 Net realized and unrealized gain
 (loss) on investments                  $       (0.41)        (8.39)         3.56          6.13           2.09          3.88
 Total from investment operations       $       (0.44)        (8.43)         3.52          6.12           2.10          3.89
 Less distributions from:
 Net investment income                  $          --            --            --            --             --          0.03
 Net realized gains on investments      $          --          2.60          3.08          0.20           2.50          1.20
 Total distributions                    $          --          2.60          3.08          0.20           2.50          1.23
 Net asset value, end of period         $       11.51         11.95         22.98         22.54          16.62         17.02
 TOTAL RETURN(2):                       %       (3.68)       (40.54)        16.65         37.09          14.78         28.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $     124,351       141,232       254,209       206,238        128,667        82,186
 Ratios to average net assets:
 Expenses(3)                            %        0.96          0.91          0.87          0.94           1.00          1.17
 Net investment income (loss)(3)        %       (0.42)        (0.28)        (0.09)        (0.04)          0.07          0.08
 Portfolio turnover rate                %         143           199           183           142            170           141

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS A
                                             -----------------------------------------------------------------------------
                                             SEVEN MONTHS
                                                ENDED                            YEAR ENDED OCTOBER 31,
                                               MAY 31,         -----------------------------------------------------------
                                               2002(4)         2001           2000         1999         1998          1997
                                               -------         ----           ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       12.74         14.80          12.11        10.15        15.20         14.42
 Income from investment operations:
 Net investment income (loss)           $       (0.03)         0.03           0.02         0.02*        0.01*        (0.16)*
 Net realized and unrealized
 gain (loss) on investments             $        1.00         (1.30)          3.62         2.02        (0.84)         4.36
 Total from investment operations       $        0.97         (1.27)          3.64         2.04        (0.83)         4.20
 Less distributions from:
 Net investment income                  $        0.01          0.05           0.01         0.02           --            --
 Net realized gains on investments      $          --          0.74           0.94         0.06         4.22          3.42
 Total distributions                    $        0.01          0.79           0.95         0.08         4.22          3.42
 Net asset value, end of period         $       13.70         12.74          14.80        12.11        10.15         15.20
 TOTAL RETURN(2):                       %        7.64         (8.66)         31.55        20.16        (7.77)        36.73

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     101,892        69,074         61,682       16,269        9,089         7,077
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %        1.32          1.34           1.35         1.48         1.63          2.33
 Gross expenses prior to expense
 reimbursement(3)                       %        1.32          1.34           1.35         1.50         1.74          2.33
 Net investment income (loss) after
 expense reimbursement(3)(5)            %       (0.37)         0.25           0.21         0.18         0.15         (1.17)
 Portfolio turnover rate                %         200           257            333          232          212           150

                                                                   CLASS B
                                             -----------------------------------------------------
                                             SEVEN MONTHS                                MARCH 1,
                                                ENDED        YEAR ENDED OCTOBER 31,     1999(1) TO
                                               MAY 31,       ----------------------     OCTOBER 31,
                                               2002(4)         2001          2000          1999
                                               -------         ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       13.00         15.12         12.37         10.69
 Income from investment operations:
 Net investment income (loss)           $       (0.06)        (0.07)         0.01         (0.05)*
 Net realized and unrealized gain
 (loss) on investments                  $        0.99         (1.33)         3.61          1.73
 Total from investment operations       $        0.93         (1.40)         3.62          1.68
 Less distributions from:
 Net investment income                  $          --            --            --            --
 Net realized gains on investments      $          --          0.72          0.87            --
 Total distributions                    $          --          0.72          0.87            --
 Net asset value, end of period         $       13.93         13.00         15.12         12.37
 TOTAL RETURN(2):                       %        7.15         (9.37)        30.51         15.72

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $       1,890         1,173         1,246           129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %        2.07          2.09          2.10          2.23
 Gross expenses prior to expense
 reimbursement(3)                       %        2.07          2.09          2.10          2.25
 Net investment income (loss) after
 expense reimbursement(3)(5)            %       (1.11)        (0.50)        (0.54)        (0.57)
 Portfolio turnover rate                %         200           257           333           232

                                                                           CLASS C
                                             ------------------------------------------------------------------
                                             SEVEN MONTHS                                            JUNE 30,
                                                ENDED               YEAR ENDED OCTOBER 31,          1998(1) TO
                                               MAY 31,         -------------------------------      OCTOBER 31,
                                               2002(4)         2001          2000         1999          1998
                                               -------         ----          ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       12.95         15.04         12.32        10.39         12.11
 Income from investment operations:
 Net investment income (loss)           $       (0.12)        (0.08)         0.02        (0.07)*       (0.02)*
 Net realized and unrealized gain
 (loss) on investments                  $        1.05         (1.32)         3.59         2.07         (1.70)
 Total from investment operations       $        0.93         (1.40)         3.61         2.00         (1.72)
 Less distributions from:
 Net investment income                  $          --            --           --          0.01            --
 Net realized gains on investments      $          --          0.69          0.89         0.06            --
 Total distributions                    $          --          0.69          0.89         0.07            --
 Net asset value, end of period         $       13.88         12.95         15.04        12.32         10.39
 TOTAL RETURN(2):                       %        7.18         (9.39)        30.54        19.33        (14.21)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $       3,369         4,040         6,736        1,893         1,118
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %        2.07          2.09          2.10         2.23          2.30
 Gross expenses prior to expense
 reimbursement(3)                       %        2.07          2.09          2.10         2.25          2.41
 Net investment income (loss) after
 expense reimbursement(3)(5)            %       (1.09)        (0.50)        (0.54)       (0.57)        (0.52)
 Portfolio turnover rate                %         200           257           333          232           212

                                                                               CLASS I
                                             ----------------------------------------------------------------------------
                                             SEVEN MONTHS
                                                ENDED                            YEAR ENDED OCTOBER 31,
                                               MAY 31,         ----------------------------------------------------------
                                               2002(4)         2001          2000         1999         1998          1997
                                               -------         ----          ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       13.17         15.26         12.46        10.43        15.55         14.67
 Income from investment operations:
 Net investment income (loss)           $       (0.01)         0.07          0.06         0.05*        0.09*        (0.06)*
 Net realized and unrealized gain
 (loss) on investments                  $        1.03         (1.34)         3.72         2.08        (0.90)         4.45
 Total from investment operations       $        1.02         (1.27)         3.78         2.13        (0.81)         4.39
 Less distributions from:
 Net investment income                  $        0.04          0.08          0.04         0.04           --            --
 Net realized gains on investments      $          --          0.74          0.94         0.06         4.31          3.51
 Total distributions                    $        0.04          0.82          0.98         0.10         4.31          3.51
 Net asset value, end of period         $       14.15         13.17         15.26        12.46        10.43         15.55
 TOTAL RETURN(2):                       %        7.74         (8.41)        31.79        20.54        (7.47)        37.80

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     214,459       183,569       188,306       51,423       29,543        22,661
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %        1.07          1.09          1.10         1.23         1.32          1.58
 Gross expenses prior to expense
 reimbursement(3)                       %        1.07          1.09          1.10         1.25         1.43          1.58
 Net investment income (loss) after
 expense reimbursement(3)(5)            %       (0.11)         0.50          0.46         0.43         0.46         (0.42)
 Portfolio turnover rate                %         200           257           333          232          212           150

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING TECHNOLOGY FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             CLASS A                                     CLASS B
                                             ----------------------------------------    ---------------------------------------
                                             SEVEN MONTHS      YEAR         MARCH 1,     SEVEN MONTHS     YEAR         MARCH 1,
                                                ENDED         ENDED       2000(1) TO         ENDED        ENDED       2000(1) TO
                                               MAY 31,      OCTOBER 31,   OCTOBER 31,       MAY 31,     OCTOBER 31,   OCTOBER 31,
                                               2002(4)         2001          2000           2002(4)        2001          2000
                                               -------         ----          ----           -------        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       3.88           8.56         10.00            3.84          8.52         10.00
 Income from investment operations:
 Net investment loss                    $      (0.04)         (0.05)        (0.06)          (0.06)        (0.11)        (0.08)
 Net realized and unrealized loss on
 investments                            $      (0.02)         (4.63)        (1.38)          (0.03)        (4.57)        (1.40)
 Total from investment operations       $      (0.06)         (4.68)        (1.44)          (0.09)        (4.68)        (1.48)
 Net asset value, end of period         $       3.82           3.88          8.56            3.75          3.84          8.52
 TOTAL RETURN(2):                       %      (1.55)        (54.67)       (14.40)          (2.34)       (54.93)       (14.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     10,341          7,425         7,569           1,194         1,224         2,329
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %       1.75           1.75          1.75            2.50          2.50          2.50
 Gross expenses prior to expense
 reimbursement(3)                       %       2.60           2.61          2.73            3.35          3.36          3.48
 Net investment loss after expense
 reimbursement(3)(5)                    %      (1.68)         (1.36)        (1.34)          (2.42)        (2.11)        (2.09)
 Portfolio turnover rate                %         59            175           124              59           175           124

                                                             CLASS C
                                            -----------------------------------------
                                            SEVEN MONTHS       YEAR        MARCH 1,
                                                ENDED         ENDED       2000(1) TO
                                               MAY 31,      OCTOBER 31,   OCTOBER 31,
                                               2002(4)         2001          2000
                                               -------         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       3.84           8.52         10.00
 Income from investment operations:
 Net investment loss                    $      (0.07)         (0.17)        (0.07)
 Net realized and unrealized loss on
 investments                            $      (0.01)         (4.51)        (1.41)
 Total from investment operations       $      (0.08)         (4.68)        (1.48)
 Net asset value, end of period         $       3.76           3.84          8.52
 TOTAL RETURN(2):                       %      (2.08)        (54.93)       (14.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $        642            760         3,307
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %       2.50           2.50          2.50
 Gross expenses prior to expense
 reimbursement(3)                       %       3.35           3.36          3.48
 Net investment loss after expense
 reimbursement(3)(5)                    %      (2.42)         (2.11)        (2.09)
 Portfolio turnover rate                %         59            175           124

                                                               CLASS I                              CLASS O
                                             ------------------------------------------   ---------------------------
                                             SEVEN MONTHS       YEAR         MARCH 1,     SEVEN MONTHS     AUGUST 6,
                                                 ENDED         ENDED        2000(1) TO        ENDED       2001(6) TO
                                                MAY 31,      OCTOBER 31,    OCTOBER 31,      MAY 31,      OCTOBER 31,
                                                2002(4)         2001           2000          2002(4)         2001
                                                -------         ----           ----          -------         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        3.90           8.58          10.00           3.90           4.93
 Income from investment operations:
 Net investment loss                    $       (0.04)         (0.06)         (0.14)         (0.02)         (0.02)
 Net realized and unrealized
 loss on investments                    $       (0.02)         (4.62)         (1.28)         (0.05)         (1.01)
 Total from investment operations       $       (0.06)         (4.68)         (1.42)         (0.07)         (1.03)
 Net asset value, end of period         $        3.84           3.90           8.58           3.83           3.90
 TOTAL RETURN(2):                       %       (1.54)        (54.55)        (14.20)         (1.80)        (20.89)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $         775            839          1,569            610             30
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %        1.50           1.50           1.50           1.75           1.75
 Gross expenses prior to
 expense reimbursement(3)               %        2.35           2.36           2.48           2.60           2.61
 Net investment loss after
 expense reimbursement(3)(5)            %       (1.42)         (1.11)         (1.09)         (1.73)         (1.36)
 Portfolio turnover rate                %          59            175            124             59            175

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS A
                                              ----------------------------------------------------------------
                                              SEVEN MONTHS                                         FEBRUARY 2,
                                                 ENDED              YEAR ENDED OCTOBER 31,         1998(6) TO
                                                MAY 31,         ------------------------------     OCTOBER 31,
                                                2002(4)         2001         2000         1999        1998
                                                -------         ----         ----         ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        10.23         14.50        13.20         9.97        10.00
 Income from investment operations:
 Net investment income (loss)           $        (0.01)        (0.01)       (0.02)          --*        0.01*
 Net realized and unrealized gain
 (loss) on investments                  $         0.10         (2.22)        2.18         3.25        (0.04)
 Total from investment operations       $         0.09         (2.23)        2.16         3.25        (0.03)
 Less distributions from:
 Net investment income                  $           --            --         0.01         0.02           --
 Net realized gains on investments      $           --          2.04         0.85           --           --
 Total distributions                    $           --          2.04         0.86         0.02           --
 Net asset value, end of period         $        10.32         10.23        14.50        13.20         9.97
 TOTAL RETURN(2):                       %         0.88        (17.26)       17.24        32.57        (0.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $       24,634        12,294        7,074        1,139          464
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %         1.35          1.35         1.35         1.35         1.35
 Gross expenses prior to expense
 reimbursement(3)                       %         1.62          1.99         1.87         2.77         3.66
 Net investment income (loss) after
 expense reimbursement(3)(5)            %        (0.28)        (0.10)       (0.17)       (0.02)        0.12
 Portfolio turnover rate                %          132           172          162          125          132

                                                                     CLASS B
                                             -------------------------------------------------------
                                             SEVEN MONTHS                                 MARCH 1,
                                                 ENDED        YEAR ENDED OCTOBER 31,     1999(1) TO
                                                MAY 31,       ----------------------     OCTOBER 31,
                                                2002(4)         2001          2000          1999
                                                -------         ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        10.16         14.38         13.14         11.28
 Income from investment operations:
 Net investment income (loss)           $        (0.04)        (0.07)        (0.04)        (0.06)*
 Net realized and unrealized gain
 (loss) on investments                  $         0.08         (2.23)         2.08          1.92
 Total from investment operations       $         0.04         (2.30)         2.04          1.86
 Less distributions from:
 Net investment income                  $           --            --            --            --
 Net realized gains on investments      $           --          1.92          0.80            --
 Total distributions                    $           --          1.92          0.80            --
 Net asset value, end of period         $        10.20         10.16         14.38         13.14
 TOTAL RETURN(2):                       %         0.39        (17.81)        16.31         16.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $          587           350           149           188
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %         2.10          2.10          2.10          2.10
 Gross expenses prior to expense
 reimbursement(3)                       %         2.37          2.74          2.62          3.52
 Net investment income (loss) after
 expense reimbursement(3)(5)            %        (1.00)        (0.85)        (0.92)        (0.77)
 Portfolio turnover rate                %          132           172           162           125

                                                                             CLASS C
                                               -----------------------------------------------------------------------
                                               SEVEN MONTHS                                                 JUNE 30,
                                                  ENDED                YEAR ENDED OCTOBER 31,              1998(1) TO
                                                 MAY 31,          ---------------------------------        OCTOBER 31,
                                                 2002(4)          2001           2000          1999           1998
                                                 -------          ----           ----          ----           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $         10.11          14.34          13.09          9.95          11.04
 Income from investment operations:
 Net investment income (loss)           $         (0.06)         (0.09)         (0.03)        (0.09)*        (0.02)*
 Net realized and unrealized gain
 (loss) on investments                  $          0.10          (2.20)          2.08          3.23          (1.07)
 Total from investment operations       $          0.04          (2.29)          2.05          3.14          (1.09)
 Less distributions from:
 Net investment income                  $            --             --             --            --             --
 Net realized gains on investments      $            --           1.94           0.80            --             --
 Total distributions                    $            --           1.94           0.80            --             --
 Net asset value, end of period         $         10.15          10.11          14.34         13.09           9.95
 TOTAL RETURN(2):                       %          0.40         (17.84)         16.39         31.56          (9.88)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $           414            388            464           315             95
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %          2.10           2.10           2.10          2.10           2.10
 Gross expenses prior to expense
 reimbursement(3)                       %          2.37           2.74           2.62          3.52           4.41
 Net investment income (loss) after
 expense reimbursement(3)(5)            %         (0.97)         (0.85)         (0.92)        (0.77)         (0.63)
 Portfolio turnover rate                %           132            172            162           125            132

                                                                                CLASS I
                                               -----------------------------------------------------------------------
                                               SEVEN MONTHS                                                FEBRUARY 2,
                                                  ENDED                 YEAR ENDED OCTOBER 31,             1998(6) TO
                                                 MAY 31,          ---------------------------------        OCTOBER 31,
                                                 2002(4)          2001           2000          1999           1998
                                                 -------          ----           ----          ----           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $         10.28          14.55          13.24          9.99          10.00
 Income from investment operations:
 Net investment income (loss)           $          0.00**        (0.05)         (0.01)         0.03*          0.03*
 Net realized and unrealized gain
 (loss) on investments                  $          0.10          (2.16)          2.21          3.25          (0.04)
 Total from investment operations       $          0.10          (2.21)          2.20          3.28          (0.01)
 Less distributions from:
 Net investment income                  $            --           0.02           0.04          0.03             --
 Net realized gains on investments      $            --           2.04           0.85            --             --
 Total distributions                    $            --           2.06           0.89          0.03             --
 Net asset value, end of period         $         10.38          10.28          14.55         13.24           9.99
 TOTAL RETURN(2):                       %          0.97         (17.02)         17.52         32.88          (0.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $         4,725            320          3,550         5,455          4,625
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %          1.10           1.10           1.10          1.10           1.10
 Gross expenses prior to expense
 reimbursement(3)                       %          1.37           1.74           1.62          2.52           3.41
 Net investment income (loss) after
 expense reimbursement(3)(5)            %         (0.04)          0.15           0.08          0.23           0.37
 Portfolio turnover rate                %           132            172            162           125            132

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                           ING BALANCED FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                             ---------------------------------------------------------------------------
                                             SEVEN MONTHS
                                                 ENDED                          YEAR ENDED OCTOBER 31,
                                                MAY 31,        ---------------------------------------------------------
                                                2002(4)        2001          2000         1999         1998         1997
                                                -------        ----          ----         ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        11.02        14.08         13.72        12.83        14.05        13.49
 Income from investment operations:
 Net investment income                  $         0.08         0.21          0.35         0.29*        0.29*        0.23*
 Net realized and unrealized gain
 (loss) on investments                  $         0.12        (1.83)         0.82         1.52         1.01         2.03
 Total from investment operations       $         0.20        (1.62)         1.17         1.81         1.30         2.26
 Less distributions from:
 Net investment income                  $         0.15         0.23          0.27         0.31         0.24         0.20
 Net realized gains on investments      $           --         1.21          0.54         0.61         2.28         1.50
 Total distributions                    $         0.15         1.44          0.81         0.92         2.52         1.70
 Net asset value, end of period         $        11.07        11.02         14.08        13.72        12.83        14.05
 TOTAL RETURN(2):                       %         1.82       (12.36)         8.81        14.48        10.44        18.64

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $       45,221       33,860        35,564       27,339        7,544        6,289
 Ratios to average net assets:
 Expenses(3)                            %         1.39         1.35          1.31         1.36         1.44         1.99
 Net investment income(3)               %         1.31         1.81          1.99         2.13         2.22         1.68
 Portfolio turnover rate                %          118          180           242          127           85          117

                                                                   CLASS B
                                             -----------------------------------------------------
                                             SEVEN MONTHS                               MARCH 1,
                                                 ENDED       YEAR ENDED OCTOBER 31,    1999(1) TO
                                                MAY 31,      ----------------------    OCTOBER 31,
                                                2002(4)        2001          2000         1999
                                                -------        ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        10.97        14.02         13.69        13.00
 Income from investment operations:
 Net investment income                  $         0.04         0.12          0.27         0.13*
 Net realized and unrealized gain
 (loss) on investments                  $         0.12        (1.83)         0.80         0.65
 Total from investment operations       $         0.16        (1.71)         1.07         0.78
 Less distributions from:
 Net investment income                  $         0.11         0.13          0.20         0.09
 Net realized gains on investments      $           --         1.21          0.54           --
 Total distributions                    $         0.11         1.34          0.74         0.09
 Net asset value, end of period         $        11.02        10.97         14.02        13.69
 TOTAL RETURN(2):                       %         1.45       (13.10)         8.01         6.02

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $        1,670        1,312         1,130          745
 Ratios to average net assets:
 Expenses(3)                            %         2.14         2.10          2.06         2.11
 Net investment income(3)               %         0.56         1.06          1.24         1.38
 Portfolio turnover rate                %          118          180           242          127

                                                                          CLASS C
                                              ------------------------------------------------------------------
                                              SEVEN MONTHS                                            JUNE 30,
                                                 ENDED             YEAR ENDED OCTOBER 31,            1998(1) TO
                                                MAY 31,        -------------------------------       OCTOBER 31,
                                                2002(4)        2001          2000         1999          1998
                                                -------        ----          ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        10.94        13.96         13.63        12.80         13.27
 Income from investment operations:
 Net investment income                  $         0.03         0.13          0.24         0.19*         0.07*
 Net realized and unrealized gain
 (loss) on investments                  $         0.13        (1.83)         0.81         1.52         (0.54)
 Total from investment operations       $         0.16        (1.70)         1.05         1.71         (0.47)
 Less distributions from:
 Net investment income                  $         0.11         0.11          0.18         0.27            --
 Net realized gains on investments      $           --         1.21          0.54         0.61            --
 Total distributions                    $         0.11         1.32          0.72         0.88            --
 Net asset value, end of period         $        10.99        10.94         13.96        13.63         12.80
 TOTAL RETURN(2):                       %         1.47       (13.09)         7.95        13.64         (3.54)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $        2,050        1,829         2,185        1,601           216
 Ratios to average net assets:
 Expenses(3)                            %         2.14         2.10          2.06         2.11          2.11
 Net investment income(3)               %         0.56         1.06          1.24         1.38          1.55
 Portfolio turnover rate                %          118          180           242          127            85

                                                                           CLASS I
                                           ------------------------------------------------------------------------
                                           SEVEN MONTHS
                                              ENDED                        YEAR ENDED OCTOBER 31,
                                             MAY 31,       --------------------------------------------------------
                                             2002(4)       2001         2000        1999         1998          1997
                                             -------       ----         ----        ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     11.02       14.10        13.74       12.84        14.09         13.52
 Income from investment operations:
 Net investment income                  $      0.11        0.26         0.30        0.32*        0.33*         0.33*
 Net realized and unrealized gain
 (loss) on investments                  $      0.11       (1.85)        0.90        1.53         1.02          2.04
 Total from investment operations       $      0.22       (1.59)        1.20        1.85         1.35          2.37
 Less distributions from:
 Net investment income                  $      0.16        0.28         0.30        0.34         0.32          0.30
 Net realized gains on investments      $        --        1.21         0.54        0.61         2.28          1.50
 Total distributions                    $      0.16        1.49         0.84        0.95         2.60          1.80
 Net asset value, end of period         $     11.08       11.02        14.10       13.74        12.84         14.09
 TOTAL RETURN(2):                       %      2.02      (12.16)        9.04       14.79        10.81         19.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $    65,971      71,759       94,149      98,717      111,887       105,813
 Ratios to average net assets:
 Expenses(3)                            %      1.14        1.10         1.06        1.11         1.12          1.24
 Net investment income(3)               %      1.57        2.06         2.24        2.38         2.54          2.43
 Portfolio turnover rate                %       118         180          242         127           85           117

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS           ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                 ------------------------------------------------------------------------
                                                 SEVEN MONTHS
                                                     ENDED                       YEAR ENDED OCTOBER 31,
                                                    MAY 31,       -------------------------------------------------------
                                                    2002(4)       2001         2000        1999         1998         1997
                                                    -------       ----         ----        ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          9.49        14.18        16.68       15.22        18.01        15.69
 Income from investment operations:
 Net investment income (loss)             $          0.01         0.02         0.04        0.05*        0.06*        0.03*
 Net realized and unrealized gain
 (loss) on investments                    $         (0.04)       (3.96)        0.49        3.25         0.51         4.99
 Total from investment operations         $         (0.03)       (3.94)        0.53        3.30         0.57         5.02
 Less distributions from:
 Net investment income                    $          0.01         0.01         0.03        0.11         0.04         0.10
 Net realized gains on investments        $            --         0.74         3.00        1.73         3.32         2.60
 Total distributions                      $          0.01         0.75         3.03        1.84         3.36         2.70
 Net asset value, end of period           $          9.45         9.49        14.18       16.68        15.22        18.01
 TOTAL RETURN(2):                         %         (0.28)      (29.07)        3.50       22.67         3.42        36.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $        62,062       63,821       92,407      72,789       23,603       15,955
 Ratios to average net assets:
 Expenses(3)                              %          1.16         1.11         1.08        1.11         1.20         1.75
 Net investment income (loss)(3)                     0.10         0.13         0.08        0.31         0.39         0.18
 Portfolio turnover rate                  %           132          194          167         122          160          158


                                                                      CLASS B
                                                 --------------------------------------------------
                                                 SEVEN MONTHS                            MARCH 1,
                                                     ENDED     YEAR ENDED OCTOBER 31,   1999(1) TO
                                                    MAY 31,    ----------------------   OCTOBER 31,
                                                    2002(4)       2001         2000        1999
                                                    -------       ----         ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          9.44        14.11        16.66       15.41
 Income from investment operations:
 Net investment income (loss)             $         (0.05)       (0.07)        0.01       (0.05)*
 Net realized and unrealized gain
 (loss) on investments                    $         (0.02)       (3.95)        0.41        1.31
 Total from investment operations         $         (0.07)       (4.02)        0.42        1.26
 Less distributions from:
 Net investment income                    $            --           --           --        0.01
 Net realized gains on investments        $            --         0.65         2.97          --
 Total distributions                      $            --         0.65         2.97        0.01
 Net asset value, end of period           $          9.37         9.44        14.11       16.66
 TOTAL RETURN(2):                         %         (0.74)      (29.59)        2.72        8.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $           611          683          920         493
 Ratios to average net assets:
 Expenses(3)                              %          1.91         1.86         1.83        1.86
 Net investment income (loss)(3)                    (0.65)       (0.62)       (0.67)      (0.44)
 Portfolio turnover rate                  %           132          194          167         122

                                                                             CLASS C
                                                 ---------------------------------------------------------------
                                                 SEVEN MONTHS                                         JUNE 30,
                                                     ENDED            YEAR ENDED OCTOBER 31,         1998(1) TO
                                                    MAY 31,       -----------------------------      OCTOBER 31,
                                                    2002(4)       2001         2000        1999         1998
                                                    -------       ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          9.40        14.04        16.59       15.22        16.92
 Income from investment operations:
 Net investment income (loss)             $         (0.01)       (0.09)        0.01       (0.07)*      (0.01)*
 Net realized and unrealized gain
 (loss) on investments                    $         (0.06)       (3.91)        0.41        3.24        (1.69)
 Total from investment operations         $         (0.07)       (4.00)        0.42        3.17        (1.70)
 Less distributions from:
 Net investment income                    $            --           --           --        0.07           --
 Net realized gains on investments        $            --         0.64         2.97        1.73           --
 Total distributions                      $            --         0.64         2.97        1.80           --
 Net asset value, end of period           $          9.33         9.40        14.04       16.59        15.22
 TOTAL RETURN(2):                         %         (0.74)      (29.59)        2.72       21.68       (10.05)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $         1,327          946        2,209       1,787          569
 Ratios to average net assets:
 Expenses(3)                              %          1.91         1.86         1.83        1.86         1.86
 Net investment income (loss)(3)          %         (0.70)       (0.62)       (0.67)      (0.44)       (0.27)
 Portfolio turnover rate                  %           132          194          167         122          160


                                                                                    CLASS I
                                                -----------------------------------------------------------------------------
                                                SEVEN MONTHS
                                                    ENDED                           YEAR ENDED OCTOBER 31,
                                                   MAY 31,        -----------------------------------------------------------
                                                   2002(4)        2001          2000         1999          1998          1997
                                                   -------        ----          ----         ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          9.54        14.26         16.74        15.26         18.08         15.74
 Income from investment operations:
 Net investment income (loss)             $          0.02         0.05          0.05         0.09*         0.12*         0.15*
 Net realized and unrealized gain
 (loss) on investments                    $         (0.03)       (3.99)         0.52         3.26          0.51          5.00
 Total from investment operations         $         (0.01)       (3.94)         0.57         3.35          0.63          5.15
 Less distributions from:
 Net investment income                    $          0.04         0.04          0.05         0.14          0.13          0.21
 Net realized gains on investments        $            --         0.74          3.00         1.73          3.32          2.60
 Total distributions                      $          0.04         0.78          3.05         1.87          3.45          2.81
 Net asset value, end of period           $          9.49         9.54         14.26        16.74         15.26         18.08
 TOTAL RETURN(2):                         %         (0.10)      (28.93)         3.76        23.00          3.80         37.44

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $       258,081      296,248       479,823      558,913       614,493       595,969
 Ratios to average net assets:
 Expenses(3)                              %          0.91         0.86          0.83         0.86          0.88          1.00
 Net investment income (loss)(3)          %          0.34         0.38          0.33         0.56          0.71          0.93
 Portfolio turnover rate                  %           132          194           167          122           160           158

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. (formerly Aetna Series Fund, Inc.) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty one separate funds which comprise the ING Series Fund, Inc. The six Funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Growth Fund ("Growth", formerly Aetna Growth Fund), ING Small Company Fund ("Small Company", formerly Aetna Small Company Fund), ING Technology Fund ("Technology", formerly Aetna Technology Fund), ING Value Opportunity Fund ("Value Opportunity", formerly Aetna Value Opportunity Fund), ING Balanced Fund ("Balanced", formerly Aetna Balanced Fund) and ING Growth and Income Fund ("Growth and Income", formerly Aetna Growth and Income Fund).

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Technology Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On December 13, 2000, Aetna Inc. ("Aetna"), the indirect parent company of Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to the Funds, and Aeltus Capital, Inc. ("ACI"), each Funds principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium

--------------------------------------------------------------------------------

     amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. See Note 10 for details on open forward foreign currency contracts at May 31, 2002.

--------------------------------------------------------------------------------

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     ANNUALLY             SEMI-ANNUALLY
     --------             -------------
     Growth               Balanced
     Small Company        Growth and Income
     Technology
     Value Opportunity

     Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund, will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount, of the repurchase agreements plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. OPTIONS CONTRACTS. Balanced and Growth and Income may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

--------------------------------------------------------------------------------

K. SWAP CONTRACTS. Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

M. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended May 31, 2002 , the cost of purchases and sales of securities, excluding short-term securities , were as follows:

                        PURCHASES         SALES
                      -------------   -------------
Growth                $ 327,637,816   $ 334,041,757
Small Company           611,225,968     537,527,361
Technology               11,059,071       7,681,441
Value Opportunity        47,521,629      29,470,945
Balanced                132,350,820     122,347,039
Growth and Income       452,888,779     493,014,340

U.S. Government Securities not included above were as follows:

                        PURCHASES         SALES
                      -------------   -------------
Growth                $          --   $          --
Small Company                    --              --
Technology                       --              --
Value Opportunity                --              --
Balanced                 28,102,056      20,524,877
Growth and Income                --              --

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Prior to March 1, 2002, Aeltus served as investment adviser to the Funds. Effective March 1, 2002, each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC. (the "Manager"),a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Growth, Value Opportunity and Growth and Income -- 0.700% for the first $250 million, 0.650% of the next $250 million, 0.625% of the next $250 million, 0.600% of the next $1.25 billion and 0.550% in excess of $2 billion; for Small Company -- 0.850% for the first $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $1.25 billion and 0.725% in excess of $2 billion; for Technology -- 1.050% for the first $500 million, 1.025% of the next $500 million and 1.000% in excess of $1 billion; for Balanced -- 0.800% for the first $500 million, 0.750% of the next $500 million, 0.700% of the next $1 billion and 0.650% in excess of $2 billion.

ING Investments, LLC, entered into a subadvisory agreement with Aeltus effective March 1, 2002. Subject to such policies as the Board or ING Investments, LLC may determine, Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations. The subadvisory agreement provides that ING Investments, LLC will pay Aeltus a subadvisory fee at the following annual rates: For Growth, Value Opportunity and Growth and Income -- 0.315% for the first $250 million, 0.293% of the next $250 million, 0.281% of the next $250 million, 0.270% of the next $1.25 billion and 0.248% in excess of $2 billion; for Small Company -- 0.383% for the first $250 million, 0.360% of the next $250 million, 0.349% of the next $250 million, 0.338% of the next $1.25 billion and 0.326% in excess of $2 billion; for Balanced -- 0.360% for the first $500 million, 0.338% of the next $500 million, 0.315% of the next $1 billion and 0.293% in excess of $2 billion.

Elijah Asset Management, LLC ("EAM"), a Delaware limited liability company, serves as subadvisor to the Technology Fund pursuant to a Subadvisory Agreement effective March 1, 2002 between the Adviser and EAM. For its services, EAM receives from the Adviser, a fee equal to 0.50% of Technology's average daily net assets.

Prior to May 1, 2002, Aeltus served as administrator to each of the Funds and received an administrative service fee at an annual rate of 0.10% of the Funds' average daily net assets. Pursuant to the Administrative Services Agreement effective May 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments, LLC has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), formerly known as Aetna Life Insurance and Annuity Company, under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments, LLC pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the seven-month period ended May 31, 2002, ILIAC received $1,417,104 for its services.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below)has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc.(the "Distributor") is reimbursed or compensated (depending on the class of shares)by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and

--------------------------------------------------------------------------------

Service Fee based on average daily net assets at the following rates:

                     CLASS A    CLASS B    CLASS C    CLASS I    CLASS O
                     -------    -------    -------    -------    -------
Growth                0.25%      1.00%      1.00%       N/A         N/A
Small Company         0.25       1.00       1.00        N/A         N/A
Technology            0.25       1.00       1.00        N/A        0.25%
Value Opportunity     0.25       1.00       1.00        N/A         N/A
Balanced              0.25       1.00       1.00        N/A         N/A
Growth and Income     0.25       1.00       1.00        N/A         N/A

Prior to January 1, 2002, the Shareholder Services and Distribution fees were paid to ACI. Presently, the Funds' class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares.

For the seven months ended May 31, 2002, the Distributor has retained $9,689 as sales charges from proceeds of Class A Shares sold and $1,541 from the proceeds of Class C shares redeemed.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2002 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                      ACCRUED
                    ACCRUED                        SHAREHOLDER
                   INVESTMENT        ACCRUED       SERVICES AND
                   MANAGEMENT    ADMINISTRATIVE    DISTRIBUTION
                      FEES            FEES             FEES          TOTAL
                   ----------    --------------    ------------     --------
Growth              $138,250        $ 15,800         $ 23,739       $177,789
Small Company        250,851          23,955           28,602        303,408
Technology            13,228           1,008            4,269         18,505
Value Opportunity     19,383           2,215            6,492         28,090
Balanced              84,045           8,404           13,616        106,065
Growth and Income    203,738          23,685           15,921        243,344

NOTE 7 -- EXPENSE LIMITATIONS

Prior to March 1, 2002, Aeltus, as investment adviser, agreed to reimburse each Fund (except Growth, Balanced and Growth and Income) for some or all operating expenses or to waive fees in order to maintain a certain expense ratio. Effective March 1, 2002, ING Investments, LLC entered into written expense limitation agreements with each of the Funds (except Growth, Balanced and Growth and Income) whereby, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                     CLASS A    CLASS B    CLASS C    CLASS I    CLASS O
                     -------    -------    -------    -------    -------
Growth                 N/A        N/A        N/A        N/A        N/A
Small Company         1.50%      2.25%      2.25%      1.25%       N/A
Technology            1.75       2.50       2.50       1.50       1.75%
Value Opportunity     1.35       2.10       2.10       1.10        N/A
Balanced               N/A        N/A        N/A        N/A        N/A
Growth and Income      N/A        N/A        N/A        N/A        N/A

Under the expense limitation agreements, each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

As of May 31, 2002, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

     Technology                                   $39,767
     Value Opportunity                             14,710

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement")with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to:(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At May 31, 2002, the Funds did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                  CLASS A SHARES                                     CLASS B SHARES
                                 ------------------------------------------------   ------------------------------------------------
                                 SEVEN MONTHS         YEAR              YEAR        SEVEN MONTHS         YEAR              YEAR
                                     ENDED           ENDED             ENDED            ENDED           ENDED             ENDED
                                 MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000   MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000
                                 ------------  ----------------  ----------------   ------------  ----------------  ----------------
ING GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                           779,065        3,468,148        8,407,083           23,466           59,106          167,418
Shares issued as reinvestment
 of dividends                              --          732,037          402,276               --           34,539           12,758
Shares redeemed                      (789,798)      (2,318,382)      (5,956,284)         (31,268)         (72,440)         (14,445)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (10,733)       1,881,803        2,853,075           (7,802)          21,205          165,731
                                =============    =============    =============    =============    =============    =============
ING GROWTH FUND ($)
Shares sold                     $   9,491,517    $  51,605,456    $ 193,137,350    $     287,255    $      97,284    $   3,928,054
Shares issued as reinvestment
 of dividends                              --       12,993,621        8,427,695               --          623,769          271,514
Shares redeemed                    (9,538,301)     (36,349,919)    (137,453,196)        (382,545)      (1,107,212)        (344,354)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $     (46,784)   $  28,249,158    $  64,111,849    $     (95,290)   $    (386,159)   $   3,855,214
                                =============    =============    =============    =============    =============    =============

                                                  CLASS C SHARES                                     CLASS I SHARES
                                ------------------------------------------------   ------------------------------------------------
                                SEVEN MONTHS         YEAR              YEAR        SEVEN MONTHS         YEAR              YEAR
                                    ENDED           ENDED             ENDED            ENDED           ENDED             ENDED
                                MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000   MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000
                                ------------  ----------------  ----------------   ------------  ----------------  ----------------
ING GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                           11,226          55,038           106,595        2,282,645       2,001,871         2,842,749
Shares issued as reinvestment
 of dividends                             --          23,265             9,606               --       1,601,195         1,307,371
Shares redeemed                      (36,077)        (55,146)          (10,153)      (3,296,282)     (2,845,165)       (2,236,358)
                                ------------    ------------      ------------     ------------    ------------      ------------
Net increase (decrease) in
 shares outstanding                  (24,851)         23,157           106,048       (1,013,637)        757,901         1,913,762
                                ============    ============      ============     ============    ============      ============
ING GROWTH FUND ($)
Shares sold                     $    133,853    $    956,316      $  2,486,376     $ 28,331,402    $ 31,425,583      $ 67,678,774
Shares issued as reinvestment
 of dividends                             --         416,443           203,067               --      29,061,689        27,912,381
Shares redeemed                     (436,953)       (800,553)         (239,774)     (40,649,916)    (41,984,173)      (53,520,767)
                                ------------    ------------      ------------     ------------    ------------      ------------
Net increase (decrease)         $   (303,100)   $    572,206      $  2,449,669     $(12,318,514)   $ 18,503,099      $ 42,070,388
                                ============    ============      ============     ============    ============      ============

--------------------------------------------------------------------------------

                                                    CLASS A SHARES                                     CLASS B SHARES
                                -------------------------------------------------  -------------------------------------------------
                                SEVEN MONTHS          YEAR              YEAR       SEVEN MONTHS          YEAR              YEAR
                                    ENDED            ENDED             ENDED           ENDED            ENDED             ENDED
                                MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                ------------   ----------------  ----------------  ------------   ----------------  ----------------
ING SMALL COMPANY FUND
 (NUMBER OF SHARES)
Shares sold                        3,605,548        2,551,500        5,441,567           50,727           33,313           84,286
Shares issued as reinvestment
 of dividends                          5,202          234,829          109,107               --            4,728              828
Shares redeemed                   (1,593,001)      (1,532,427)      (2,726,128)          (5,264)         (30,249)         (13,127)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                2,017,749        1,253,902        2,824,546           45,463            7,792           71,987
                                ============     ============     ============     ============     ============     ============
ING SMALL COMPANY FUND ($)
Shares sold                     $ 49,719,767     $ 34,266,146     $ 83,850,353     $    724,624     $    465,299     $  1,391,697
Shares issued as reinvestment
 of dividends                         72,301        3,034,912        1,368,208               --           62,688           10,671
Shares redeemed                  (21,941,263)     (20,967,971)     (41,715,002)         (73,194)        (409,476)        (198,253)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease)         $ 27,850,805     $ 16,333,087     $ 43,503,559     $    651,430     $    118,511     $  1,204,115
                                ============     ============     ============     ============     ============     ============

                                                    CLASS C SHARES                                     CLASS I SHARES
                                 ------------------------------------------------  -------------------------------------------------
                                 SEVEN MONTHS         YEAR              YEAR       SEVEN MONTHS          YEAR              YEAR
                                     ENDED           ENDED             ENDED           ENDED            ENDED             ENDED
                                 MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                 ------------  ----------------  ----------------  ------------   ----------------  ----------------
ING SMALL COMPANY FUND
 (NUMBER OF SHARES)
Shares sold                            19,274          120,388          370,463        4,996,608        5,532,120       10,439,932
Shares issued as reinvestment
 of dividends                              --           15,633            9,391           39,621          765,303          326,786
Shares redeemed                       (88,381)        (272,165)         (85,531)      (3,821,069)      (4,695,857)      (2,555,320)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (69,107)        (136,144)         294,323        1,215,160        1,601,566        8,211,398
                                =============    =============    =============    =============    =============    =============
ING SMALL COMPANY FUND ($)
Shares sold                     $     272,252    $   1,653,566    $   6,240,254    $  71,510,219    $  76,763,648    $ 167,417,205
Shares issued as reinvestment
 of dividends                              --          206,516          120,481          568,160       10,186,181        4,218,800
Shares redeemed                    (1,266,107)      (3,707,516)      (1,282,382)     (54,689,434)     (63,806,722)     (40,994,374)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $    (993,855)   $  (1,847,434)   $   5,078,353    $  17,388,945    $  23,143,107    $ 130,641,631
                                =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------

                                                  CLASS A SHARES                                     CLASS B SHARES
                                -------------------------------------------------  -------------------------------------------------
                                SEVEN MONTHS          YEAR          NINE MONTHS    SEVEN MONTHS          YEAR          NINE MONTHS
                                    ENDED            ENDED             ENDED           ENDED            ENDED             ENDED
                                MAY 31, 2002   OCTOBER 31,2001   OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                ------------   ---------------   ----------------  ------------   ----------------  ----------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                        1,775,747        1,833,369         1,098,617          14,911          106,953           298,046
Shares issued as reinvestment
 of dividends                             --               --                --              --            1,478                --
Shares redeemed                     (978,087)        (805,284)         (214,469)        (15,863)         (62,613)          (24,658)
                                ------------     ------------      ------------    ------------     ------------      ------------
Net increase (decrease) in
 shares outstanding                  797,660        1,028,085           884,148            (952)          45,818           273,388
                                ============     ============      ============    ============     ============      ============
ING TECHNOLOGY FUND ($)
Shares sold                     $  7,833,779     $  9,447,102      $ 11,180,068    $     65,486     $    631,390      $  3,049,385
Shares issued as reinvestment
 of dividends                             --               --                --              --               --                --
Shares redeemed                   (4,205,414)      (4,249,535)       (2,098,421)        (68,615)        (324,810)         (239,092)
                                ------------     ------------      ------------    ------------     ------------      ------------
Net increase (decrease)         $  3,628,365     $  5,197,567      $  9,081,647    $     (3,129)    $    306,580      $  2,810,293
                                ============     ============      ============    ============     ============      ============

                                                  CLASS C SHARES                                     CLASS I SHARES
                                -------------------------------------------------  -------------------------------------------------
                                SEVEN MONTHS          YEAR          NINE MONTHS    SEVEN MONTHS          YEAR          NINE MONTHS
                                    ENDED            ENDED             ENDED           ENDED            ENDED             ENDED
                                MAY 31, 2002   OCTOBER 31,2001   OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                ------------   ---------------   ----------------  ------------   ----------------  ----------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                          11,289            42,005          482,820            9,711          66,202          417,942
Shares issued as reinvestment
 of dividends                            --                --               --               --              --               --
Shares redeemed                     (38,678)         (231,907)         (94,846)         (22,705)        (34,073)        (235,059)
                                -----------       -----------      -----------      -----------     -----------      -----------
Net increase (decrease) in
 shares outstanding                 (27,389)         (189,902)         387,974          (12,994)         32,129          182,883
                                ===========       ===========      ===========      ===========     ===========      ===========
ING TECHNOLOGY FUND ($)
Shares sold                     $    52,150       $   264,134      $ 4,937,412      $    42,964     $   391,262      $ 4,224,743
Shares issued as reinvestment
 of dividends                            --                --               --               --              --               --
Shares redeemed                    (164,215)       (1,249,109)        (890,963)        (100,102)       (184,735)      (2,427,168)
                                -----------       -----------      -----------      -----------     -----------      -----------
Net increase (decrease)         $  (112,065)      $  (984,975)     $ 4,046,449      $   (57,138)    $   206,527      $ 1,797,575
                                ===========       ===========      ===========      ===========     ===========      ===========

                                        CLASS O SHARES
                                ------------------------------
                                SEVEN MONTHS         YEAR
                                    ENDED           ENDED
                                MAY 31, 2002  OCTOBER 31, 2001
                                ------------  ----------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                        201,381           7,792
Shares issued as reinvestment
 of dividends                           --              --
Shares redeemed                    (49,772)             --
                                 ---------       ---------
Net increase (decrease) in
 shares outstanding                151,609           7,792
                                 =========       =========
ING TECHNOLOGY FUND ($)
Shares sold                      $ 894,120       $  29,745
Shares issued as reinvestment
 of dividends                           --              --
Shares redeemed                   (212,245)             --
                                 ---------       ---------
Net increase (decrease)          $ 681,875       $  29,745
                                 =========       =========

--------------------------------------------------------------------------------

                                                   CLASS A SHARES                                    CLASS B SHARES
                                 ------------------------------------------------  -------------------------------------------------
                                 SEVEN MONTHS         YEAR              YEAR       SEVEN MONTHS          YEAR              YEAR
                                     ENDED           ENDED             ENDED           ENDED            ENDED             ENDED
                                 MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                 ------------  ----------------  ----------------  ------------   ----------------  ----------------
ING VALUE OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                         1,408,506         777,580          492,174           25,741           27,740            5,478
Shares issued as reinvestment
 of dividends                              --          87,721            4,474               --            1,816              347
Shares redeemed                      (222,968)       (152,146)         (94,991)          (2,643)          (5,546)          (9,743)
                                 ------------    ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                 1,185,538         713,155          401,657           23,098           24,010           (3,918)
                                 ============    ============     ============     ============     ============     ============
ING VALUE OPPORTUNITY FUND ($)
Shares sold                      $ 15,197,194    $  9,124,062     $  6,228,731     $    269,713     $    329,376     $     73,775
Shares issued as reinvestment
 of dividends                              --       1,034,226           57,263               --           21,390            4,435
Shares redeemed                    (2,385,013)     (1,778,681)      (1,282,727)         (28,048)         (58,732)        (128,642)
                                 ------------    ------------     ------------     ------------     ------------     ------------
Net increase (decrease)          $ 12,812,181    $  8,379,607     $  6,285,994     $    241,665     $    292,034     $    (50,432)
                                 ============    ============     ============     ============     ============     ============

                                                   CLASS C SHARES                                    CLASS I SHARES
                                 ------------------------------------------------  -------------------------------------------------
                                 SEVEN MONTHS         YEAR              YEAR       SEVEN MONTHS          YEAR              YEAR
                                     ENDED           ENDED             ENDED           ENDED            ENDED             ENDED
                                 MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                 ------------  ----------------  ----------------  ------------   ----------------  ----------------
ING VALUE OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                            8,702          22,928            9,296          454,301           10,264            7,341
Shares issued as reinvestment
 of dividends                             --           3,892            1,003               --            3,580            1,005
Shares redeemed                       (6,364)        (20,790)          (1,955)         (30,329)        (226,784)        (176,432)
                                 -----------     -----------      -----------      -----------      -----------      -----------
Net increase (decrease) in
 shares outstanding                    2,338           6,030            8,344          423,972         (212,940)        (168,086)
                                 ===========     ===========      ===========      ===========      ===========      ===========
ING VALUE OPPORTUNITY FUND ($)
Shares sold                      $    90,538     $   262,232      $   119,672      $ 4,887,669      $   127,450      $    99,932
Shares issued as reinvestment
 of dividends                             --          45,614           12,791               --           42,283           12,877
Shares redeemed                      (66,711)       (238,557)         (26,498)        (321,560)      (2,758,702)      (2,309,226)
                                 -----------     -----------      -----------      -----------      -----------      -----------
Net increase (decrease)          $    23,827     $    69,289      $   105,965      $ 4,566,109      $(2,588,969)     $(2,196,417)
                                 ===========     ===========      ===========      ===========      ===========      ===========

--------------------------------------------------------------------------------

                                                   CLASS A SHARES                                     CLASS B SHARES
                                -------------------------------------------------  -------------------------------------------------
                                SEVEN MONTHS          YEAR              YEAR       SEVEN MONTHS          YEAR              YEAR
                                    ENDED            ENDED             ENDED           ENDED            ENDED             ENDED
                                MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                ------------   ----------------  ----------------  ------------   ----------------  ----------------
ING BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                        1,504,289        1,199,586        1,614,631           49,962           48,324           73,561
Shares issued as reinvestment
 of dividends                         44,071          306,256          124,852            1,099            9,266            2,992
Shares redeemed                     (537,540)        (957,599)      (1,205,847)         (19,003)         (18,648)         (50,343)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                1,010,820          548,243          533,636           32,058           38,942           26,210
                                ============     ============     ============     ============     ============     ============
ING BALANCED FUND ($)
Shares sold                     $ 16,980,011     $ 14,378,886     $ 22,276,880     $    557,350     $    564,010     $  1,025,359
Shares issued as reinvestment
 of dividends                        494,915        3,705,980        1,683,307           12,319          112,171           40,239
Shares redeemed                   (6,062,334)     (11,273,827)     (16,654,695)        (213,197)        (209,197)        (687,895)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease)         $ 11,412,592     $  6,811,039     $  7,305,492     $    356,472     $    466,984     $    377,703
                                ============     ============     ============     ============     ============     ============

                                                   CLASS C SHARES                                     CLASS I SHARES
                                -------------------------------------------------  -------------------------------------------------
                                SEVEN MONTHS          YEAR              YEAR       SEVEN MONTHS          YEAR              YEAR
                                    ENDED            ENDED             ENDED           ENDED            ENDED             ENDED
                                MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000  MAY 31, 2002   OCTOBER 31, 2001  OCTOBER 31, 2000
                                ------------   ----------------  ----------------  ------------   ----------------  ----------------
ING BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                           28,680           50,635           79,373          432,034          623,839          797,859
Shares issued as reinvestment
 of dividends                          1,571           17,307            6,546           94,726          787,070          411,757
Shares redeemed                      (10,759)         (57,352)         (46,906)      (1,083,668)      (1,574,845)      (1,717,169)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                   19,492           10,590           39,013         (556,908)        (163,936)        (507,553)
                                ============     ============     ============     ============     ============     ============
ING BALANCED FUND ($)
Shares sold                     $    318,123     $    587,101     $    114,653     $  4,866,136     $  7,357,201     $ 11,281,711
Shares issued as reinvestment
 of dividends                         17,560          208,934           87,632        1,062,826        9,516,621        5,555,798
Shares redeemed                     (119,684)        (665,571)        (637,961)     (12,172,887)     (18,873,903)     (24,099,888)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease)         $    215,999     $    130,464     $   (435,676)    $ (6,243,925)    $ (2,000,081)    $ (7,262,379)
                                ============     ============     ============     ============     ============     ============

--------------------------------------------------------------------------------

                                                   CLASS A SHARES                                     CLASS B SHARES
                                 ------------------------------------------------   ------------------------------------------------
                                 SEVEN MONTHS         YEAR              YEAR        SEVEN MONTHS         YEAR              YEAR
                                     ENDED           ENDED             ENDED            ENDED           ENDED             ENDED
                                 MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000   MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000
                                 ------------  ----------------  ----------------   ------------  ----------------  ----------------
ING GROWTH AND INCOME FUND
 (NUMBER OF SHARES)
Shares sold                         1,373,255        1,758,968        7,447,795            5,082           17,792           45,699
Shares issued as reinvestment
 of dividends                           9,225          376,509          937,254               --            3,385            5,941
Shares redeemed                    (1,538,205)      (1,927,057)      (6,232,063)         (12,222)         (14,041)         (16,049)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                  (155,725)         208,420        2,152,986           (7,140)           7,136           35,591
                                =============    =============    =============    =============    =============    =============
ING GROWTH AND INCOME FUND ($)
Shares sold                     $  13,520,360    $  20,441,555    $ 112,352,787    $      49,927    $     200,168    $     671,344
Shares issued as reinvestment
 of dividends                          91,978        4,664,948       13,172,999               --           42,010           83,693
Shares redeemed                   (15,236,078)     (21,579,847)     (94,469,161)        (118,886)        (162,595)        (239,502)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  (1,623,740)   $   3,526,656    $  31,056,625    $     (68,959)   $      79,583    $     515,535
                                =============    =============    =============    =============    =============    =============

                                                   CLASS C SHARES                                     CLASS I SHARES
                                 ------------------------------------------------   ------------------------------------------------
                                 SEVEN MONTHS         YEAR              YEAR        SEVEN MONTHS         YEAR              YEAR
                                     ENDED           ENDED             ENDED            ENDED           ENDED             ENDED
                                 MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000   MAY 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000
                                 ------------  ----------------  ----------------   ------------  ----------------  ----------------
ING GROWTH AND INCOME FUND
 (NUMBER OF SHARES)
Shares sold                             75,173           27,749           75,787        1,222,723        1,860,206        3,236,489
Shares issued as reinvestment
 of dividends                               --            5,672           18,079          130,366        2,051,188        6,948,160
Shares redeemed                        (33,599)         (90,115)         (44,242)      (5,192,229)      (6,525,134)      (9,925,487)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                     41,574          (56,694)          49,624       (3,839,140)      (2,613,740)         259,162
                                 =============    =============    =============    =============    =============    =============
ING GROWTH AND INCOME FUND ($)
Shares sold                      $     739,824    $     319,229    $   1,103,488    $  12,035,970    $  20,797,925    $  48,090,350
Shares issued as reinvestment
 of dividends                               --           70,102          253,370        1,304,967       25,516,783       97,997,116
Shares redeemed                       (329,202)        (989,656)        (641,246)     (51,213,867)     (74,169,298)    (149,509,295)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $     410,622    $    (600,325)   $     715,612    $ (37,872,930)   $ (27,854,590)   $  (3,421,829)
                                 =============    =============    =============    =============    =============    =============

NOTE 10 -- FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2002 the following forward foreign currency contracts were outstanding for the ING Growth and Income Fund.

                                                                             NET UNREALIZED
                                 SETTLEMENT     IN EXCHANGE                   APPRECIATION/
   CURRENCY          BUY/SELL       DATE            FOR         VALUE $      (DEPRECIATION)
   --------          --------       ----            ---         -------      --------------
Japanese Yen                        USD
 JPY 23,751,900        Sell       07/01/02        180,000       191,691          (11,691)
Japanese Yen                        USD
 JPY 23,916,600        Sell       07/01/02        180,000       193,020          (13,020)
Japanese Yen                        USD
 JPY 31,127,520        Sell       07/01/02        243,271       251,216           (7,945)
Japanese Yen                        USD
 JPY 47,668,500         Buy       07/01/02        363,272       384,711           21,439
Japanese Yen                        USD
 JPY 15,634,200         Buy       07/01/02        120,000       126,177            6,177
Japanese Yen                        USD
 JPY 15,493,320         Buy       07/01/02        120,000       125,040            5,040
                                                                               ---------
                                                                               $      --
                                                                               =========

--------------------------------------------------------------------------------

NOTE 11 -- CHANGES IN THE FUNDS' YEAR-END

Effective April 30, 2002 the Funds changed their year-end to May 31 from October
31. This change was done to facilitate the administration of the Funds.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follows:

                                                   ORDINARY
                                                    INCOME
                                                  ----------
Small Company                                     $  643,963
Balanced                                           1,604,470
Growth and Income                                  1,398,975

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts, presented on the Statement of Assets and Liabilities, based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts have been increased (decreased) through reclassification as of May 31, 2002:

                                                          ACCUMULATED
                                                          NET REALIZED
                     PAID-IN       UNDISTRIBUTED NET     GAINS (LOSSES)
                     CAPITAL       INVESTMENT INCOME     ON INVESTMENTS
                    ----------     -----------------     --------------
Growth              $(749,893)         $ 749,893            $    --
Small Company        (410,019)           359,552             50,467
Technology           (149,320)           149,320                 --
Value Opportunity     (37,568)            37,568                 --
Balanced                  --              27,640            (27,640)
Growth and Income         --             (31,791)            31,791

As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                             UNREALIZED
                      UNDISTRIBUTED        ACCUMULATED      APPRECIATION/
                     ORDINARY INCOME      REALIZED LOSS     DEPRECIATION
                     ---------------    ----------------    ------------
Growth                  $      --        $(110,865,935)      $(9,581,896)
Small Company                  --           (2,531,072)        1,917,283
Technology                     --          (12,256,882)         (351,204)
Value Opportunity              --           (2,030,286)          358,091
Balanced                  648,707           (2,846,897)        4,426,321
Growth and Income         256,547         (111,739,191)       11,460,342

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2002:

                         AMOUNT        EXPIRATION DATES
                      ------------     ----------------
Growth                $110,865,935       2009 - 2010
Small Company            2,531,072           2009
Technology              12,256,882       2008 - 2010
Value Opportunity        2,030,286       2009 - 2010
Balanced                 2,846,897       2009 - 2010
Growth and Income      111,739,191       2009 - 2010

As of May 31, 2002, the following amounts represent distribution requirements of the Funds:

                                                   ORDINARY
                                                    INCOME
                                                  ----------
Balanced                                          $  648,707
Growth and Income                                    256,547

ING
Growth
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.93%
                    AEROSPACE/DEFENSE: 2.08%
   22,900     @     Alliant Techsystems, Inc.                      $  2,491,062
   27,700           United Technologies Corp.                         1,907,699
                                                                   ------------
                                                                      4,398,761
                                                                   ------------
                    APPAREL: 0.97%
   39,100     @     Coach, Inc.                                       2,043,366
                                                                   ------------
                                                                      2,043,366
                                                                   ------------
                    AUTO PARTS & EQUIPMENT: 2.24%
  129,300           Dana Corp.                                        2,756,676
   42,800     @     Lear Corp.                                        1,978,216
                                                                   ------------
                                                                      4,734,892
                                                                   ------------
                    BEVERAGES: 3.91%
   61,800     @     Constellation Brands, Inc.                        1,821,246
   59,900           Pepsi Bottling Group, Inc.                        1,977,898
   85,800           PepsiCo, Inc.                                     4,459,884
                                                                   ------------
                                                                      8,259,028
                                                                   ------------
                    BIOTECHNOLOGY: 2.24%
   51,900     @     Idec Pharmaceuticals Corp.                        2,225,991
   99,700     @     Immunex Corp.                                     2,516,428
                                                                   ------------
                                                                      4,742,419
                                                                   ------------
                    COMPUTERS: 4.24%
   51,400     @     Affiliated Computer Services, Inc.                2,859,896
  170,700     @     Dell Computer Corp.                               4,583,295
   84,200     @     Storage Technology Corp.                          1,515,600
                                                                   ------------
                                                                      8,958,791
                                                                   ------------
                    COSMETICS/PERSONAL CARE: 1.24%
   29,300           Procter & Gamble Co.                              2,623,815
                                                                   ------------
                                                                      2,623,815
                                                                   ------------
                    DIVERSIFIED FINANCIAL SERVICES: 5.58%
   52,900           Capital One Financial Corp.                       3,303,076
   38,800           Freddie Mac                                       2,543,340
   24,600           Goldman Sachs Group, Inc.                         1,856,070
  100,400           Merrill Lynch & Co., Inc.                         4,087,284
                                                                   ------------
                                                                     11,789,770
                                                                   ------------
                    ELECTRONICS: 2.08%
   95,800     @     Jabil Circuit, Inc.                               2,199,568
   24,900           Johnson Controls, Inc.                            2,192,694
                                                                   ------------
                                                                      4,392,262
                                                                   ------------
                    ENTERTAINMENT: 0.23%
   20,300     @     Regal Entertainment Group                           483,140
                                                                   ------------
                                                                        483,140
                                                                   ------------
                    HAND/MACHINE TOOLS: 1.41%
   62,200           Black & Decker Corp.                              2,972,538
                                                                   ------------
                                                                      2,972,538
                                                                   ------------
                    HEALTHCARE-PRODUCTS: 7.80%
   50,900     @     Henry Schein, Inc.                                2,523,622
  130,100           Johnson & Johnson                                 7,981,635
   39,200     @     Saint Jude Medical, Inc.                          3,308,480
   56,900     @     Varian Medical Systems, Inc.                      2,668,610
                                                                   ------------
                                                                     16,482,347
                                                                   ------------
                    HEALTHCARE-SERVICES: 2.90%
   63,000     @     Anthem, Inc.                                      4,466,700
   34,600     @     Oxford Health Plans                               1,667,720
                                                                   ------------
                                                                      6,134,420
                                                                   ------------
                    INSURANCE: 2.38%
  119,800     @     Travelers Property Casualty Corp.                 2,102,490
   90,000   @@,@    Willis Group Holdings Ltd.                        2,927,700
                                                                   ------------
                                                                      5,030,190
                                                                   ------------
                    INTERNET: 3.66%
   54,400     @     Expedia, Inc.                                     3,889,600
  198,900     @     Network Associates, Inc.                          3,848,715
                                                                   ------------
                                                                      7,738,315
                                                                   ------------
                    LODGING: 2.53%
   49,900     @     Mandalay Resort Group                             1,626,740
   98,600     @     MGM Mirage                                        3,716,234
                                                                   ------------
                                                                      5,342,974
                                                                   ------------
                    MEDIA: 1.11%
   30,800           Gannett Co., Inc.                                 2,334,640
                                                                   ------------
                                                                      2,334,640
                                                                   ------------
                    MISCELLANEOUS MANUFACTURER: 7.71%
  418,900           General Electric Co.                             13,044,547
   23,600     @     SPX Corp.                                         3,245,000
                                                                   ------------
                                                                     16,289,547
                                                                   ------------
                    OIL & GAS: 3.20%
   48,900           Anadarko Petroleum Corp.                          2,481,675
   64,600           ENSCO Intl., Inc.                                 2,115,650
   97,400           Ocean Energy, Inc.                                2,165,202
                                                                   ------------
                                                                      6,762,527
                                                                   ------------
                    PHARMACEUTICALS: 8.20%
   23,400     @     Barr Laboratories, Inc.                           1,557,036
  103,200           Bristol-Myers Squibb Co.                          3,211,584
  129,933     @     King Pharmaceuticals, Inc.                        3,514,688
   43,400           Mylan Laboratories                                1,342,796
  222,350           Pfizer, Inc.                                      7,693,310
                                                                   ------------
                                                                     17,319,414
                                                                   ------------
                    RETAIL: 6.97%
   64,750     @     Best Buy Co., Inc.                              $ 2,991,450
  178,900           Home Depot, Inc.                                  7,458,341
  117,700     @     Office Depot, Inc.                                2,151,556
  105,000           Pier 1 Imports, Inc.                              2,123,100
                                                                   ------------
                                                                     14,724,447
                                                                   ------------
                    SEMICONDUCTORS: 12.34%
   78,100     @     Applied Materials, Inc.                           1,732,258
  115,800     @     Fairchild Semiconductor Intl., Inc.               2,912,370
  298,000           Intel Corp.                                       8,230,760
  133,200     @     Lam Research Corp.                                3,028,968
   53,500   @@,@    Marvell Technology Group Ltd.                     1,684,180
  117,950     @     Microchip Technology, Inc.                        3,526,705
  118,700   @@,@    Taiwan Semiconductor Manufacturing
                      Co. Ltd. ADR                                    1,968,046
  103,600           Texas Instruments, Inc.                           2,970,212
                                                                   ------------
                                                                     26,053,499
                                                                   ------------
                    SOFTWARE: 10.25%
   57,000     @     Electronic Arts, Inc.                             3,648,000
   49,800           First Data Corp.                                  3,944,160
   99,000     @     Intuit, Inc.                                      4,329,270
  191,100     @     Microsoft Corp.                                   9,728,900
                                                                   ------------
                                                                     21,650,330
                                                                   ------------
                    TELECOMMUNICATIONS: 3.66%
  489,600     @     Cisco Systems, Inc.                               7,725,887
                                                                   ------------
                                                                      7,725,887
                                                                   ------------
                    Total Common
                    Stocks (Cost $212,446,375)                      208,987,319
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 3.08%
$6,496,000          Federal Home Loan Bank, 1.800%, 06/03/02       $  6,496,000
                                                                   ------------
                    Total Short-Term Investment
                      (Cost $6,496,000)                               6,496,000
                                                                   ------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $218,942,375)*              102.01%    $215,483,319
                    OTHER ASSETS AND LIABILITIES-NET     (2.01%)     (4,239,425)
                                                        ------     ------------
                    NET ASSETS                          100.00%    $211,243,894
                                                        ======     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $225,065,216. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                  $  4,297,947
                    Gross Unrealized Depreciation                   (13,879,843)
                                                                   ------------
                    Net Unrealized Depreciation                    $ (9,581,896)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Small
Company
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 97.04%
                   ADVERTISING: 0.31%
    82,125    @    Cross Media Marketing Corp.                     $    984,679
                                                                   ------------
                                                                        984,679
                                                                   ------------
                   AEROSPACE/DEFENSE: 2.14%
    52,700    @    Alliant Techsystems, Inc.                          5,732,706
    56,525    @    Herley Industries, Inc.                            1,158,763
                                                                   ------------
                                                                      6,891,469
                                                                   ------------
                   AIRLINES: 0.34%
   110,400    @    Mesa Air Group, Inc.                               1,104,000
                                                                   ------------
                                                                      1,104,000
                                                                   ------------
                   APPAREL: 0.42%
    82,800    @    Gymboree Corp.                                     1,357,920
                                                                   ------------
                                                                      1,357,920
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 1.55%
    77,075    @    Aftermarket Technology Corp.                       1,828,142
   105,025    @    American Axle & Manufacturing Holdings, Inc.       3,171,755
                                                                   ------------
                                                                      4,999,897
                                                                   ------------
                   BANKS: 5.70%
    36,600         BSB Bancorp, Inc.                                  1,091,046
    63,500         Chittenden Corp.                                   1,910,715
    53,300         Citizens Banking Corp.                             1,752,504
   104,100         Colonial BancGroup, Inc.                           1,603,140
    46,300         Community First Bankshares, Inc.                   1,259,823
    70,375         FNB Corp.                                          2,181,625
    48,900         Independent Bank Corp.                             1,075,800
    67,800         Irwin Financial Corp.                              1,349,220
    86,900    @    Local Financial Corp.                              1,351,295
    22,000         Pacific Northwest Bancorp                            632,940
    46,525         Provident Bankshares Corp.                         1,214,303
    69,000         R&G Financial Corp.                                1,488,330
    97,507         Republic BanCorp., Inc.                            1,417,752
                                                                   ------------
                                                                     18,328,493
                                                                   ------------
                   BIOTECHNOLOGY: 2.17%
    42,400    @    Bio-Rad Laboratories, Inc.                         1,876,624
   135,475    @    Charles River Laboratories Intl., Inc.             4,978,706
     7,000    @    Serologicals Corp.                                   129,850
                                                                   ------------
                                                                      6,985,180
                                                                   ------------
                   BUILDING MATERIALS: 0.88%
    75,475         Texas Industries, Inc.                             2,846,162
                                                                   ------------
                                                                      2,846,162
                                                                   ------------
                   CHEMICALS: 1.24%
    64,200         Albemarle Corp.                                    2,046,696
    62,900    @    Cytec Industries, Inc.                             1,949,271
                                                                   ------------
                                                                      3,995,967
                                                                   ------------
                   COMMERCIAL SERVICES: 2.59%
   102,000    @    Corporate Executive Board Co.                      3,580,200
    63,000    @    Rent-A-Center, Inc.                                3,575,250
    42,500    @    Right Management Consultants                       1,172,150
                                                                   ------------
                                                                      8,327,600
                                                                   ------------
                   COMPUTERS: 3.39%
    78,700    @    Avant! Corp.                                       1,469,329
   304,025    @    Concurrent Computer Corp.                          1,930,559
    85,600    @    Echelon Corp.                                      1,106,808
    79,000         Factset Research Systems, Inc.                     2,575,400
    64,200    @    Pomeroy Computer Resources                           956,580
    59,100    @    Synaptics, Inc.                                      957,420
    85,600    @    Systems & Computer Technology Corp.                1,224,936
   128,450    @    Tyler Technologies, Inc.                             675,647
                                                                   ------------
                                                                     10,896,679
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 1.16%
    77,025    @    Daisytek Intl. Corp.                               1,095,296
     6,900    @    Scansource, Inc.                                     455,883
    74,375    @    SCP Pool Corp.                                     2,176,213
                                                                   ------------
                                                                      3,727,392
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 3.17%
    33,125    @    Affiliated Managers Group                          2,298,875
    90,300         Doral Financial Corp.                              3,615,612
    51,500         Jefferies Group, Inc.                              2,422,560
    68,200         New Century Financial Corp.                        1,846,856
                                                                   ------------
                                                                     10,183,903
                                                                   ------------
                   ELECTRICAL EQUIPMENT: 0.80%
    68,000         Ametek, Inc.                                       2,567,680
                                                                   ------------
                                                                      2,567,680
                                                                   ------------
                   ELECTRONICS: 4.89%
   138,550    @    Benchmark Electronics, Inc.                        4,156,500
   166,200    @    Fisher Scientific Intl.                            5,110,650
    63,300    @    Flir Systems, Inc.                                 2,801,025
   100,650    @    Invision Technologies, Inc.                        2,254,560
    68,300    @    OSI Systems, Inc.                                  1,415,176
                                                                   ------------
                                                                     15,737,911
                                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.59%
    64,200    @    URS Corp.                                          1,895,184
                                                                   ------------
                                                                      1,895,184
                                                                   ------------
                   ENTERTAINMENT: 2.63%
   293,900    @    AMC
                   Entertainment, Inc.                                4,288,001
   147,650    @    GTECH Holdings Corp.                               4,156,348
                                                                   ------------
                                                                      8,444,349
                                                                   ------------
                   FOOD: 2.65%
   106,975         Fleming Cos., Inc.                                 2,368,427
   106,975   @@    Fresh Del Monte Produce                            2,597,353
    85,575         Sensient Technologies Corp.                        2,042,675
    66,750    @    United Natural Foods, Inc.                         1,528,575
                                                                   ------------
                                                                      8,537,030
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.63%
   108,525         Rock-Tenn Co                                       2,016,395
                                                                   ------------
                                                                      2,016,395
                                                                   ------------
                   HAND/MACHINE TOOLS: 0.66%
    53,075         Kennametal, Inc.                                   2,128,308
                                                                   ------------
                                                                      2,128,308
                                                                   ------------
                   HEALTHCARE-PRODUCTS: 3.07%
    67,100    @    Conmed Corp.                                       1,592,954
    59,500    @    Endocare, Inc.                                       871,675
    31,575    @    Inamed Corp.                                       1,024,609
    74,500    @    Ocular Sciences, Inc.                              2,096,430
    85,575    @    Possis Medical, Inc.                               1,157,830
    89,800    @    Respironics, Inc.                                  3,123,244
                                                                   ------------
                                                                      9,866,742
                                                                   ------------
                   HEALTHCARE-SERVICES: 3.43%
    55,625    @    American Medical Security Group, Inc.              1,062,438
   137,500    @    Apria Healthcare Group, Inc.                       3,254,625
    73,900    @    Medcath Corp.                                      1,429,965
   104,575    @    Pediatrix Medical Group, Inc.                      3,979,079
    64,200    @    Radiologix, Inc.                                     856,428
    56,275    @    Res-Care, Inc.                                       455,828
                                                                   ------------
                                                                     11,038,363
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Small
Company
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

                    HOME BUILDERS: 2.27%
   42,825     @     Beazer Homes USA, Inc.                         $  3,349,772
  120,000           Standard-Pacific Corp.                            3,960,000
                                                                   ------------
                                                                      7,309,772
                                                                   ------------
                    HOME FURNISHINGS: 0.23%
   51,400     @     Salton, Inc.                                        736,048
                                                                   ------------
                                                                        736,048
                                                                   ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.73%
  106,975     @     Yankee Candle Co., Inc.                           2,353,450
                                                                   ------------
                                                                      2,353,450
                                                                   ------------
                    INSURANCE: 1.07%
   50,600           AmerUs Group Co.                                  1,793,770
   30,500     @     Ohio Casualty Corp.                                 637,755
   51,300     @     Stewart Information Services Corp.                1,018,305
                                                                   ------------
                                                                      3,449,830
                                                                   ------------
                    INTERNET: 1.29%
  512,900   @@,@    Chinadotcom Corp.                                 1,266,863
   51,000     @     Overture Services, Inc.                             986,850
   64,200     @     Websense, Inc.                                    1,900,320
                                                                   ------------
                                                                      4,154,033
                                                                   ------------
                    INVESTMENT COMPANIES: 0.80%
   85,575           American Capital Strategies Ltd.                  2,562,971
                                                                   ------------
                                                                      2,562,971
                                                                   ------------
                    IRON/STEEL: 0.42%
   76,575     @     Steel Dynamics, Inc.                              1,364,567
                                                                   ------------
                                                                      1,364,567
                                                                   ------------
                    LEISURE TIME: 1.49%
   55,625     @     Multimedia Games, Inc.                            1,658,682
   85,675     @     Nautilus Group, Inc.                              3,131,421
                                                                   ------------
                                                                      4,790,103
                                                                   ------------
                    LODGING: 1.40%
   56,050     @     Ameristar Casinos, Inc.                           1,642,265
  196,300     @     Boyd Gaming Corp.                                 2,867,943
                                                                   ------------
                                                                      4,510,208
                                                                   ------------
                    MEDIA: 1.82%
   98,425     @     Cumulus Media, Inc.                               2,119,090
   78,700     @     Scholastic Corp.                                  3,745,333
                                                                   ------------
                                                                      5,864,423
                                                                   ------------
                    METAL FABRICATE/HARDWARE: 1.79%
   56,525           Quanex Corp.                                      2,040,553
  110,700     @     Shaw Group, Inc.                                  3,702,915
                                                                   ------------
                                                                      5,743,468
                                                                   ------------
                    MISCELLANEOUS MANUFACTURER: 2.16%
   43,675     @     Applied Films Corp.                                 711,903
   81,875     @     Harsco Corp.                                      3,265,175
  110,325     @     Pittston Brink's Group                            2,979,878
                                                                   ------------
                                                                      6,956,956
                                                                   ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.48%
   90,425     @     Global Imaging Systems, Inc.                      1,550,789
                                                                   ------------
                                                                      1,550,789
                                                                   ------------
                    OIL & GAS: 1.02%
   71,300           Patina Oil & Gas Corp.                            2,544,697
   51,700     @     Southwestern Energy Co.                             725,868
                                                                   ------------
                                                                      3,270,565
                                                                   ------------
                    OIL & GAS SERVICES: 0.89%
   92,700     @     Oceaneering Intl., Inc.                           2,874,627
                                                                   ------------
                                                                      2,874,627
                                                                   ------------
                    PACKAGING & CONTAINERS: 1.14%
  209,675     @     Owens-Illinois, Inc.                              3,669,313
                                                                   ------------
                                                                      3,669,313
                                                                   ------------
                    PHARMACEUTICALS: 2.94%
   57,250           D&K Healthcare Resources, Inc.                    1,916,730
  135,700     @     NBTY, Inc.                                        2,206,482
  118,400     @     Perrigo Co                                        1,657,600
   94,200     @     Pharmaceutical Resources, Inc.                    2,337,102
   60,700     @     Sangstat Medical Corp.                            1,335,400
                                                                   ------------
                                                                      9,453,314
                                                                   ------------
                    REITS: 6.57%
   95,025           CBL & Associates Properties, Inc.                 3,591,945
   72,400           Equity One, Inc.                                    991,156
   57,375           Glenborough Realty Trust, Inc.                    1,290,938
   96,400     @     Heritage Property Investment Trust                2,491,940
   91,000           IRT Property Co.                                  1,092,000
  166,400           Meristar Hospitality Corp.                        2,662,400
  151,400           Reckson Associates Realty Corp.                   3,807,710
   98,950           SL Green Realty Corp.                             3,542,410
   60,225           Washington Real Estate Investment Trust           1,650,165
                                                                   ------------
                                                                     21,120,664
                                                                   ------------
                    RETAIL: 7.34%
   32,100     @     AC Moore Arts & Crafts, Inc.                      1,369,707
  115,425     @     AnnTaylor Stores Corp.                            3,287,304
  124,775     @     Hollywood Entertainment Corp.                     2,415,644
   56,525     @     Jack in the Box, Inc.                             1,825,192
   65,925     @     Lithia Motors, Inc.                               1,687,680
  121,275     @     Michaels Stores, Inc.                             5,269,399
   85,675     @     Rex Stores Corp.                                  1,388,792
   39,475     @     Shoe Carnival, Inc.                                 750,025
  124,000     @     ShopKo Stores, Inc.                               2,550,680
  136,800     @     Sports Authority, Inc.                            1,760,616
   84,900     @     Steak N Shake Co.                                 1,269,255
                                                                   ------------
                                                                     23,574,294
                                                                   ------------

                    SAVINGS & LOANS: 3.89%
  179,100           BankAtlantic Bancorp, Inc.                        1,996,965
  102,225           Commercial Federal Corp.                          2,944,080
   85,675           FirstFed America Bancorp                          2,214,699
   41,600     @     FirstFed Financial Corp.                          1,227,200
   41,600           Flagstar Bancorp, Inc.                            1,179,360
   66,300           New York Community Bancorp, Inc.                  1,883,583
   47,080     @     Sterling Financial Corp.                          1,078,132
                                                                   ------------
                                                                     12,524,019
                                                                   ------------
                    SEMICONDUCTORS: 2.29%
   72,750     @     Artisan Components, Inc.                            927,563
  209,675     @     ESS Technology                                    3,338,021
  102,600     @     Omnivision Technologies, Inc.                     1,305,072
   73,425     @     Zoran Corp.                                       1,780,556
                                                                   ------------
                                                                      7,351,212
                                                                   ------------
                    SOFTWARE: 5.62%
  128,375     @     Borland Software Corp.                            1,228,549
  125,800     @     Documentum, Inc.                                  1,635,400
   64,200           Global Payments, Inc.                             2,330,460
  102,225           Inter-Tel, Inc.                                   1,932,053
  101,475     @     JDA Software Group, Inc.                          2,687,058
  192,750     @     NETIQ Corp.                                       4,456,380
  146,775     @     Take-Two Interactive Software                     3,767,714
                                                                   ------------
                                                                     18,037,614
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Small
Company
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

                 TELECOMMUNICATIONS: 3.34%
   74,000   @    Black Box Corp.                                   $  3,748,840
   85,600   @    C-COR.net Corp.                                        749,000
   46,500   @    Commonwealth Telephone Enterprises, Inc.             1,988,800
   51,325   @    EMS Technologies, Inc.                               1,156,352
  119,875   @    Intrado, Inc.                                        2,108,601
   95,700   @    Lightbridge, Inc.                                      985,710
                                                                   ------------
                                                                     10,737,303
                                                                   ------------
                 TOYS/GAMES/HOBBIES: 1.18%
   59,025   @    Action Performance Cos., Inc.                        2,157,364
   82,825   @    Racing Champions Ertl Corp.                          1,638,279
                                                                   ------------
                                                                      3,795,643
                                                                   ------------
                 TRANSPORTATION: 0.46%
   70,250   @    Offshore Logistics, Inc.                             1,474,548
                                                                   ------------
                                                                      1,474,548
                                                                   ------------
                 Total Common Stocks (Cost $309,602,979)            312,091,037
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 1.39%
$4,470,000       Federal Home loan Mortgage Association,
                   1.800%, due 06/03/02                            $  4,470,000
                                                                   ------------
                 Total Short-Term Investment (Cost $4,470,000)        4,470,000
                                                                   ------------
                 TOTAL INVESTMENTS IN SECURITIES
                   (COST $314,072,979)*                  98.43%    $316,561,037
                 OTHER ASSETS AND LIABILITIES-NET         1.57%       5,048,373
                                                        ------     ------------
                 NET ASSETS                             100.00%    $321,609,410
                                                        ======     ============

@    Non-income producing security

@@   Foreign Issuer

* Cost for federal income tax purposes is $314,643,754. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                     $ 15,539,203
                 Gross Unrealized Depreciation                      (13,621,920)
                                                                   ------------
                 Net Unrealized Appreciation                       $  1,917,283
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Technology
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 91.11%

                   COMMERCIAL SERVICES: 2.10%
  13,650   @@,@    Accenture Ltd.                                  $    284,603
                                                                   ------------
                                                                        284,603
                                                                   ------------

                   COMPUTERS: 15.41%
   5,600     @     Affiliated Computer Services, Inc.                   311,584
     200     @     Anteon Intl. Corp.                                     4,600
   9,700     @     Cadence Design Systems, Inc.                         186,822
  10,200     @     Computer Sciences Corp.                              483,174
  22,200     @     Dell Computer Corp.                                  596,070
  26,628           Hewlett-Packard Co.                                  508,329
                                                                   ------------
                                                                      2,090,579
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 1.93%
   9,100     @     Ingram Micro, Inc.                                   131,040
   3,200     @     Tech Data Corp.                                      128,864
                                                                   ------------
                                                                        259,904
                                                                   ------------

                   ELECTRONICS: 7.56%
   4,250   @@,@    Celestica, Inc.                                      125,460
  29,550   @@,@    Flextronics Intl. Ltd.                               390,947
  21,650     @     Sanmina-SCI Corp.                                    248,975
  10,550     @     Vishay Intertechnology, Inc.                         259,108
                                                                   ------------
                                                                      1,024,490
                                                                   ------------

                   INTERNET: 3.96%
   3,700     @     Expedia, Inc.                                        264,550
  14,100     @     Network Associates, Inc.                             272,835
                                                                   ------------
                                                                        537,385
                                                                   ------------

                   MEDIA: 2.88%
  20,900     @     AOL Time Warner, Inc.                                390,830
                                                                   ------------
                                                                        390,830
                                                                   ------------
                   RETAIL: 5.15%
   5,700     @     Best Buy Co., Inc.                                   263,340
   8,350     @     CDW Computer Centers, Inc.                           435,453
                                                                   ------------
                                                                        698,793
                                                                   ------------
                   SEMICONDUCTORS: 33.78%
  12,500     @     Altera Corp.                                         225,375
  21,500     @     Applied Materials, Inc.                              476,870
  22,400   @@,@    ASML Holding NVADR                                   415,296
  18,700     @     Integrated Device Technology, Inc.                   475,728
  20,500           Intel Corp.                                          566,210
  18,600     @     Lam Research Corp.                                   422,964
  10,750   @@,@    Marvell Technology Group Ltd.                        338,410
  11,550     @     Micron Technology, Inc.                              272,349
   8,750     @     Novellus Systems, Inc.                               371,700
  31,600   @@,@    Taiwan Semiconductor Manufacturing
                     Co. Ltd., ADR                                      523,928
   9,750           Texas Instruments, Inc.                              279,533
   6,100     @     Xilinx, Inc.                                         215,086
                                                                   ------------
                                                                      4,583,449
                                                                   ------------

                   SOFTWARE: 12.88%
   7,900           Adobe Systems, Inc.                                  285,190
  18,900     @     BMC Software, Inc.                                   319,599
   9,500     @     Intuit, Inc.                                         415,435
  12,900     @     Mercury Interactive Corp.                            436,794
   5,700     @     Microsoft Corp.                                      290,187
                                                                   ------------
                                                                      1,747,205
                                                                   ------------

                   TELECOMMUNICATIONS: 5.46%
  28,800     @     Cisco Systems, Inc.                                  454,464
   9,050     @     Qualcomm, Inc.                                       286,340
                                                                   ------------
                                                                        740,804
                                                                   ------------
                   Total Common Stocks (Cost $12,544,648)            12,358,042
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 5.37%
             REPURCHASE AGREEMENT: 5.37%
$ 729,000    State Street Bank Repurchase Agreement, 1.680%,
               due 06/03/02, $729,102 to be received upon
               repurchase (Collateralized by U.S. Treasury
               note, 0.000%, Market Value 746,944,
               due 02/15/11)                                       $    729,000
                                                                   ------------
             Total Short-Term Investment (Cost $729,000)                729,000
                                                                   ------------
             TOTAL INVESTMENTS IN SECURITIES
               (COST $13,273,648)*                       96.48%    $ 13,087,042
             OTHER ASSETS AND LIABILITIES-NET             3.52%         476,412
                                                        ------     ------------
             NET ASSETS                                 100.00%    $ 13,563,454
                                                        ======     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $13,438,246. Net unrealized depreciation consists of:

             Gross Unrealized Appreciation                         $    937,512
             Gross Unrealized Depreciation                           (1,288,717)
                                                                   ------------
             Net Unrealized Depreciation                           $   (351,205)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Value
Opportunity
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 99.62%
                AEROSPACE/DEFENSE: 3.50%
  17,100        Lockheed Martin Corp.                              $  1,061,055
                                                                   ------------
                                                                      1,061,055
                                                                   ------------
                APPAREL: 1.00%
   5,800   @    Coach, Inc.                                             303,108
                                                                   ------------
                                                                        303,108
                                                                   ------------
                AUTO PARTS & EQUIPMENT: 2.06%
  29,300        Dana Corp.                                              624,676
                                                                   ------------
                                                                        624,676
                                                                   ------------
                BANKS: 5.25%
   9,500        Bank of America Corp.                                   720,195
  21,500        Bank One Corp.                                          873,545
                                                                   ------------
                                                                      1,593,740
                                                                   ------------
                BEVERAGES: 4.31%
  14,800        Pepsi Bottling Group, Inc.                              488,696
  15,800        PepsiCo, Inc.                                           821,284
                                                                   ------------
                                                                      1,309,980
                                                                   ------------
                COMPUTERS: 0.86%
  14,500   @    Storage Technology Corp.                                261,000
                                                                   ------------
                                                                        261,000
                                                                   ------------
                DIVERSIFIED FINANCIAL SERVICES: 9.21%
   7,300        Bear Stearns Cos., Inc.                                 438,365
   8,000        Capital One Financial Corp.                             499,520
  22,833        Citigroup, Inc.                                         985,929
   6,100        Fannie Mae                                              488,061
   9,400        Merrill Lynch & Co., Inc.                               382,674
                                                                   ------------
                                                                      2,794,549
                                                                   ------------
                ELECTRIC: 1.52%
  21,400   @    PG&E Corp.                                              460,100
                                                                   ------------
                                                                        460,100
                                                                   ------------
                ELECTRONICS: 1.25%
   4,300        Johnson Controls, Inc.                                  378,658
                                                                   ------------
                                                                        378,658
                                                                   ------------
                ENTERTAINMENT: 0.22%
   2,800   @    Regal Entertainment Group                                66,640
                                                                   ------------
                                                                         66,640
                                                                   ------------
                ENVIRONMENTAL CONTROL: 1.42%
  15,700        Waste Management, Inc.                                  430,965
                                                                   ------------
                                                                        430,965
                                                                   ------------
                FOOD: 2.79%
  19,700        Kraft Foods, Inc.                                       847,297
                                                                   ------------
                                                                        847,297
                                                                   ------------
                HAND/MACHINE TOOLS: 2.28%
  14,500        Black & Decker Corp.                                    692,955
                                                                   ------------
                                                                        692,955
                                                                   ------------
                HEALTHCARE-PRODUCTS: 6.22%
  11,400        Johnson & Johnson                                       699,390
   4,100   @    St Jude Medical, Inc.                                   346,040
  18,000   @    Varian Medical Systems, Inc.                            844,200
                                                                   ------------
                                                                      1,889,630
                                                                   ------------
                HEALTHCARE-SERVICES: 2.57%
  11,000   @    Anthem, Inc.                                            779,900
                                                                   ------------
                                                                        779,900
                                                                   ------------
                INSURANCE: 4.17%
  31,300   @    Principal Financial Group, Inc.                         951,520
  18,000   @    Travelers Property Casualty Corp.                       315,900
                                                                   ------------
                                                                      1,267,420
                                                                   ------------
                INTERNET: 3.57%
   7,700   @    Expedia, Inc.                                           550,550
  27,600   @    Network Associates, Inc.                                534,060
                                                                   ------------
                                                                      1,084,610
                                                                   ------------
                LODGING: 2.35%
  21,900   @    Mandalay Resort Group                                   713,940
                                                                   ------------
                                                                        713,940
                                                                   ------------
                MEDIA: 1.58%
  20,000        Belo Corp.                                              479,200
                                                                   ------------
                                                                        479,200
                                                                   ------------
                MINING: 1.72%
  16,800        Newmont Mining Corp. Holding Co.                        524,328
                                                                   ------------
                                                                        524,328
                                                                   ------------
                MISCELLANEOUS MANUFACTURER: 6.80%
  32,200        General Electric Co.                                  1,002,708
   9,400        Pentair, Inc.                                           441,706
   4,500   @    SPX Corp.                                               618,750
                                                                   ------------
                                                                      2,063,164
                                                                   ------------
                OIL & GAS: 6.76%
   6,500        Amerada Hess Corp.                                      534,625
  12,600        Devon Energy Corp.                                      658,350
  21,500        Exxon Mobil Corp.                                       858,495
                                                                   ------------
                                                                      2,051,470
                                                                   ------------
                PHARMACEUTICALS: 6.67%
  14,600        Bristol-Myers Squibb Co.                                454,352
  18,775        Pfizer, Inc.                                            649,615
  16,600        Wyeth                                                   921,300
                                                                   ------------
                                                                      2,025,267
                                                                   ------------
                RETAIL: 6.40%
  18,000        Home Depot, Inc.                                        750,420
  37,100   @    Office Depot, Inc.                                      678,188
   8,700        Sears Roebuck and Co.                                   513,735
                                                                   ------------
                                                                      1,942,343
                                                                   ------------
                SEMICONDUCTORS: 6.30%
  30,400        Intel Corp.                                             839,648
  21,500   @    National Semiconductor Corp.                            660,050
  14,400        Texas Instruments, Inc.                                 412,847
                                                                   ------------
                                                                      1,912,545
                                                                   ------------
                SOFTWARE: 7.24%
   7,850        First Data Corp.                                        621,720
  10,500   @    Intuit, Inc.                                            459,165
  21,950   @    Microsoft Corp.                                       1,117,475
                                                                   ------------
                                                                      2,198,360
                                                                   ------------
                TELECOMMUNICATIONS: 1.60%
  11,300        Verizon Communications, Inc.                            485,900
                                                                   ------------
                                                                        485,900
                                                                   ------------
                Total Common Stocks (Cost $29,688,406)               30,242,800
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 3.25%
$ 987,000       Federal Home Loan Bank, 1.800%, due 06/03/02       $    987,000
                                                                   ------------
                Total Short-Term Investment (Cost $987,000)             987,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $30,675,406)*                   102.87%    $ 31,229,800
                OTHER ASSETS AND LIABILITIES-NET         (2.87%)       (870,769)
                                                        ------     ------------
                NET ASSETS                              100.00%    $ 30,359,031
                                                        ======     ============

@    Non-income producing security
* Cost for federal income tax purposes is $30,871,709. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $  1,540,767
                Gross Unrealized Depreciation                        (1,182,676)
                                                                   ------------
                Net Unrealized Appreciation                        $    358,091
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 58.40%
                     AEROSPACE/DEFENSE: 0.92%
   1,800      @      Alliant Techsystems, Inc.                       $  195,804
   2,900      @      L-3 Communications Holdings, Inc.                  182,990
   2,800             Lockheed Martin Corp.                              173,740
   7,400             United Technologies Corp.                          509,638
                                                                     ----------
                                                                      1,062,172
                                                                     ----------
                     AIRLINES: 0.14%
  15,700      @      Mesa Air Group, Inc.                               157,000
                                                                     ----------
                                                                        157,000
                                                                     ----------
                     APPAREL: 0.44%
   5,000      @      Jones Apparel Group, Inc.                          199,300
   4,600      @      Reebok Intl. Ltd.                                  120,428
   4,300             VF Corp.                                           182,750
                                                                     ----------
                                                                        502,478
                                                                     ----------
                     AUTO MANUFACTURERS: 0.80%
  29,100             Ford Motor Co.                                     513,615
   3,400             General Motors Corp.                               211,310
   4,350             Paccar, Inc.                                       192,444
                                                                     ----------
                                                                        917,369
                                                                     ----------
                     AUTO PARTS & EQUIPMENT: 0.89%
   4,900      @      American Axle & Manufacturing Holdings, Inc.       147,980
   5,400             Cooper Tire & Rubber Co.                           123,336
   9,000      @      Dura Automotive Systems, Inc.                      199,800
   3,700      @      Lear Corp.                                         171,014
  11,900      @      Tower Automotive, Inc.                             152,915
   4,100             TRW, Inc.                                          225,090
                                                                     ----------
                                                                      1,020,135
                                                                     ----------
                     BANKS: 2.65%
  16,700             Bank of America Corp.                            1,266,027
   7,200             Bank One Corp.                                     292,536
  10,700             Keycorp                                            292,110
   2,300             National City Corp.                                 76,544
   4,400             Union Planters Corp.                               220,748
   8,400             Wachovia Corp.                                     322,308
  11,050             Wells Fargo & Co.                                  579,020
                                                                     ----------
                                                                      3,049,293
                                                                     ----------
                     BEVERAGES: 1.91%
   5,500             Anheuser-Busch Cos., Inc.                          283,855
  16,200             Coca-Cola Co.                                      900,072
   2,100             Coors                                              140,154
   8,400             Pepsi Bottling Group, Inc.                         277,368
  11,450             Pepsico, Inc.                                      595,171
                                                                     ----------
                                                                      2,196,620
                                                                     ----------
                     CHEMICALS: 0.80%
   5,500             Dow Chemical Co.                                   183,370
   6,300             Du Pont (E.I.) de Nemours & Co.                    289,800
   4,400             Praxair, Inc.                                      246,400
   6,300             Sherwin-Williams Co.                               199,080
                                                                     ----------
                                                                        918,650
                                                                     ----------
                     COMMERCIAL SERVICES: 0.58%
   3,500             Deluxe Corp.                                       158,340
   6,200             Equifax, Inc.                                      171,306
   5,100             Moody's Corp.                                      245,616
   1,600      @      Rent-A-Center, Inc.                                 90,800
                                                                     ----------
                                                                        666,062
                                                                     ----------
                     COMPUTERS: 2.24%
   3,500      @      Affiliated Computer Services, Inc.                 194,740
   2,000      @      Catapult Communications Corp.                       37,500
  10,800      @      Concurrent Computer Corp.                           68,580
  31,600      @      Dell Computer Corp.                                848,460
  19,850             Hewlett-Packard Co.                                378,937
  10,900             Intl. Business Machines Corp.                      876,905
   3,400      @      Synopsys, Inc.                                     171,496
                                                                     ----------
                                                                      2,576,618
                                                                     ----------
                     COSMETICS/PERSONAL CARE: 1.60%
  16,450             Gillette Co.                                       585,127
  14,050             Procter & Gamble Co.                             1,258,178
                                                                     ----------
                                                                      1,843,305
                                                                     ----------
                     DISTRIBUTION/WHOLESALE: 0.59%
   6,200             Genuine Parts Co.                                  226,610
   3,650             Hughes Supply, Inc.                                145,088
   2,200      @      Scansource, Inc.                                   145,354
   3,975      @      Tech Data Corp.                                    160,073
                                                                     ----------
                                                                        677,125
                                                                     ----------
                     DIVERSIFIED FINANCIAL SERVICES: 4.28%
   2,875      @      Affiliated Managers Group                          199,525
   8,400             American Express Co.                               357,084
   3,300             Bear Stearns Cos., Inc.                            198,165
  34,200             Citigroup, Inc.                                  1,476,756
   4,500             Countrywide Credit, Inc.                           221,895
  11,800             Fannie Mae                                         944,118
  10,000             Freddie Mac                                        655,500
   8,150             Household Intl., Inc.                              416,873
  12,900             JP Morgan Chase & Co.                              463,755
                                                                     ----------
                                                                      4,933,671
                                                                     ----------
                     ELECTRIC: 1.72%
   1,600             Dominion Resources, Inc.                           103,648
   4,900             DTE Energy Co.                                     229,320
   5,100             Duke Energy Corp.                                  163,251
  13,700      @      Edison Intl.                                       255,642
   5,800             Entergy Corp.                                      255,084
  14,900   @@,@,x    Independent Energy Hldgs PLC ADR                        75
  19,650      @      Mirant Corp.                                       186,675
  10,700      @      PG&E Corp.                                         230,050
  11,500             Reliant Energy, Inc.                               195,615
  13,200             Southern Co.                                       356,400
                                                                     ----------
                                                                      1,975,760
                                                                     ----------
                     ELECTRICAL EQUIPMENT: 0.08%
   3,400      @      Energizer Holdings, Inc.                            91,630
                                                                     ----------
                                                                         91,630
                                                                     ----------
                     ELECTRONICS: 0.62%
   2,600      @      Fisher Scientific Intl.                             79,950
   8,500      @      Jabil Circuit, Inc.                                195,160
   4,200             Parker Hannifin Corp.                              205,800
  28,200      @      Solectron Corp.                                    227,856
                                                                     ----------
                                                                        708,766
                                                                     ----------
                     ENGINEERING & CONSTRUCTION: 0.12%
   3,700             Fluor Corp.                                        139,120
                                                                     ----------
                                                                        139,120
                                                                     ----------
                     ENTERTAINMENT: 0.36%
  11,700      @      Alliance Gaming Corp.                              153,036
   5,200      @      Argosy Gaming Co.                                  178,880
   2,800      @      GTECH Holdings Corp.                                78,820
                                                                     ----------
                                                                        410,736
                                                                     ----------
                     FOOD: 1.18%
  18,800             Archer-Daniels-Midland Co.                         273,540
  12,200             Conagra Foods, Inc.                                300,242
   8,800     @@      Fresh Del Monte Produce                            213,664
   9,100             Kellogg Co.                                        333,970
   5,800             Supervalu, Inc.                                    175,044
   3,925             Tyson Foods, Inc.                                   57,933
                                                                     ----------
                                                                      1,354,393
                                                                     ----------
                     FOREST PRODUCTS & PAPER: 0.30%
   7,700             Georgia-Pacific Corp.                              205,513
   3,100             Intl. Paper Co.                                    133,610
                                                                     ----------
                                                                        339,123
                                                                     ----------
                     GAS: 0.10%
   6,300             Northwestern Corp.                                 111,069
                                                                     ----------
                                                                        111,069
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                   HEALTHCARE-PRODUCTS: 3.13%
     4,400    @    Apogent Technologies, Inc.                        $  109,428
     7,000         Becton Dickinson & Co.                               263,200
     3,400         Cooper Cos, Inc.                                     170,034
     2,800         CR Bard, Inc.                                        154,280
     6,300    @    Edwards Lifesciences Corp.                           150,066
     7,800    @    Guidant Corp.                                        312,000
    29,250         Johnson & Johnson                                  1,794,488
     5,100    @    Merit Medical Systems, Inc.                           88,638
     5,800    @    Respironics, Inc.                                    201,724
     4,200    @    St Jude Medical, Inc.                                354,480
                                                                     ----------
                                                                      3,598,338
                                                                     ----------
                   HEALTHCARE-SERVICES: 1.09%
     5,925    @    Health Net, Inc.                                     171,529
    21,700    @    Humana, Inc.                                         330,274
     5,200         UnitedHealth Group, Inc.                             472,160
     3,700    @    Wellpoint Health Networks                            274,392
                                                                     ----------
                                                                      1,248,355
                                                                     ----------
                   HOME BUILDERS: 0.69%
     3,400         Centex Corp.                                         182,750
     7,400         DR Horton, Inc.                                      181,448
     4,500         KB Home                                              231,885
     3,600         Lennar Corp.                                         196,992
                                                                     ----------
                                                                        793,075
                                                                     ----------
                   HOME FURNISHINGS: 0.16%
     7,100         Leggett & Platt Inc.                                 186,872
                                                                     ----------
                                                                        186,872
                                                                     ----------
                   HOUSEHOLD PRODUCTS/WARES: 0.44%
     5,900         Clorox Co.                                           270,220
     4,400         Fortune Brands, Inc.                                 236,060
                                                                     ----------
                                                                        506,280
                                                                     ----------
                   INSURANCE: 1.82%
    17,050         American Intl. Group                               1,141,839
     6,490         Fidelity National Financial, Inc.                    198,659
     7,800         First American Corp.                                 173,160
     3,000         Old Republic Intl. Corp.                              99,600
     5,200         Progressive Corp.                                    307,892
     5,200         Safeco Corp.                                         166,348
                                                                     ----------
                                                                      2,087,498
                                                                     ----------
                   INTERNET: 0.11%
     6,300    @    Overture Services, Inc.                              121,905
                                                                     ----------
                                                                        121,905
                                                                     ----------
                   LEISURE TIME: 0.30%
     7,900    @    Bally Total Fitness Holding Corp.                    163,135
     5,100    @    Nautilus Group, Inc.                                 186,405
                                                                     ----------
                                                                        349,540
                                                                     ----------
                   MACHINERY-DIVERSIFIED: 0.24%
     5,900         Deere & Co.                                          277,300
                                                                     ----------
                                                                        277,300
                                                                     ----------
                   METAL FABRICATE/HARDWARE: 0.35%
     4,900         Precision Castparts Corp.                            172,039
     6,300         Quanex Corp.                                         227,430
                                                                     ----------
                                                                        399,469
                                                                     ----------
                   MINING: 0.32%
     5,700         Alcoa, Inc.                                          199,386
     4,300         Phelps Dodge Corp.                                   167,743
                                                                     ----------
                                                                        367,129
                                                                     ----------
                   MISCELLANEOUS MANUFACTURER: 0.60%
     5,500         3M Co.                                               689,865
                                                                     ----------
                                                                        689,865
                                                                     ----------
                   MISCELLANEOUS MANUFACTURER: 2.35%
     4,150         Cooper Industries Ltd.                               179,986
    65,850         General Electric Co.                               2,050,569
     4,000    @    Griffon Corp.                                         69,200
     2,875         Harsco Corp.                                         114,655
    13,050   @@    Tyco Intl. Ltd.                                      286,448
                                                                     ----------
                                                                      2,700,858
                                                                     ----------
                   OFFICE/BUSINESS EQUIPMENT: 0.13%
    15,700         IKON Office Solutions, Inc.                          146,795
                                                                     ----------
                                                                        146,795
                                                                     ----------
                   OIL & GAS: 2.97%
     6,500         Apache Corp.                                         361,920
    10,150         ChevronTexaco Corp.                                  885,588
     7,600         Frontier Oil Corp.                                   121,980
    13,400         Marathon Oil Corp.                                   367,428
    14,350         Occidental Petroleum Corp.                           428,491
    20,200   @@    Royal Dutch Petroleum Co.                          1,111,000
     3,600         Valero Energy Corp.                                  142,200
                                                                     ----------
                                                                      3,418,607
                                                                     ----------
                   OIL & GAS SERVICES: 0.07%
     2,000         Tidewater, Inc.                                       81,500
                                                                     ----------
                                                                         81,500
                                                                     ----------
                   PACKAGING & CONTAINERS: 0.66%
     3,400         Ball Corp.                                           141,372
    11,700    @    Owens-Illinois, Inc.                                 204,750
    17,800    @    Pactiv Corp.                                         412,426
                                                                     ----------
                                                                        758,548
                                                                     ----------
                   PHARMACEUTICALS: 3.44%
    10,150         Abbott Laboratories                                  482,125
     3,100         AmerisourceBergen Corp.                              238,979
     7,000         Eli Lilly & Co.                                      452,900
     3,525    @    Express Scripts, Inc.                                186,296
     7,500    @    King Pharmaceuticals, Inc.                           202,875
     2,700    @    Medicis Pharmaceutical                               125,145
    14,800         Merck & Co., Inc.                                    845,080
    40,900         Pfizer, Inc.                                       1,415,140
                                                                     ----------
                                                                      3,948,540
                                                                     ----------
                   PIPELINES: 0.07%
     2,200         Equitable Resources, Inc.                             79,244
                                                                     ----------
                                                                         79,244
                                                                     ----------
                   RETAIL: 6.28%
     5,400    @    Autozone, Inc.                                       441,990
     7,350    @    Best Buy Co., Inc.                                   339,570
     5,200         CBRL Group, Inc.                                     172,900
     8,700         Circuit City Stores, Inc.                            199,317
     9,600         Darden Restaurants, Inc.                             241,248
     5,450         Dillard's, Inc.                                      163,664
     2,000    @    Group 1 Automotive, Inc.                              85,500
    26,350         Home Depot, Inc.                                   1,098,532
     5,600    @    Jack in the Box, Inc.                                180,824
     9,600         JC Penney Co., Inc.                                  234,816
     4,900         Lowe's Cos., Inc.                                    231,084
    14,000         Ltd. Brands                                          293,860
     7,900         McDonald's Corp.                                     236,526
    21,125    @    Office Depot, Inc.                                   386,165
     6,700         RadioShack Corp.                                     229,408
     4,800    @    Sonic Automotive, Inc.                               158,880
    13,000    @    Staples, Inc.                                        274,040
       700    @    Steak N Shake Co.                                     10,465
     5,700         Target Corp.                                         236,265
     6,700    @    United Auto Group, Inc.                              176,478
    29,000         Wal-Mart Stores, Inc.                              1,568,900
     4,000    @    Yum! Brands, Inc.                                    255,600
                                                                     ----------
                                                                      7,216,032
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
                  SAVINGS & LOANS: 1.50%
     5,000        Astoria Financial Corp.                            $  174,450
     4,900        BankAtlantic Bancorp, Inc.                             54,635
     6,700   @    FirstFed Financial Corp.                              197,650
     7,400        Flagstar Bancorp, Inc.                                209,790
     4,100        Golden West Financial Corp.                           286,836
    14,200        Sovereign Bancorp, Inc.                               219,816
    15,050        Washington Mutual, Inc.                               584,994
                                                                     ----------
                                                                      1,728,171
                                                                     ----------
                  SEMICONDUCTORS: 2.83%
    12,550   @    Altera Corp.                                          226,277
    10,700   @    Applied Materials, Inc.                               237,326
     9,000   @    ESS Technology                                        143,280
    42,900        Intel Corp.                                         1,184,898
     7,600        Linear Technology Corp.                               283,100
     3,637   @    Microchip Technology, Inc.                            108,746
     4,900   @    Novellus Systems, Inc.                                208,152
     3,900   @    QLogic Corp.                                          178,308
    23,700        Texas Instruments, Inc.                               679,479
                                                                     ----------
                                                                      3,249,566
                                                                     ----------
                  SOFTWARE: 3.05%
     3,900        Automatic Data Processing                             202,488
     4,300   @    Certegy, Inc.                                         184,900
     2,500        First Data Corp.                                      198,000
     8,775        Inter-Tel, Inc.                                       165,848
     5,800   @    JDA Software Group, Inc.                              153,584
    34,900   @    Microsoft Corp.                                     1,776,759
    35,400   @    Oracle Corp.                                          279,660
    10,400   @    Peoplesoft, Inc.                                      213,304
     5,800        Reynolds & Reynolds Co.                               176,610
     6,200   @    Take-Two Interactive Software                         159,154
                                                                     ----------
                                                                      3,510,307
                                                                     ----------
                  TELECOMMUNICATIONS: 3.09%
    42,500   @    ADC Telecommunications, Inc.                          142,375
    24,400        Alltel Corp.                                        1,256,356
     6,000   @    Andrew Corp.                                          103,380
     3,600   @    Black Box Corp.                                       182,376
     8,700        CenturyTel, Inc.                                      269,700
    79,300   @    Cisco Systems, Inc.                                 1,251,354
     3,100   @    Commonwealth Telephone Enterprises, Inc.              132,587
    13,600        Motorola, Inc.                                        217,464
                                                                     ----------
                                                                      3,555,592
                                                                     ----------
                  TOYS/GAMES/HOBBIES: 0.39%
     1,400   @    Action Performance Cos., Inc.                          51,170
     9,400        Hasbro, Inc.                                          143,820
    12,100        Mattel, Inc.                                          257,004
                                                                     ----------
                                                                        451,994
                                                                     ----------
                  Total Common Stocks (Cost $61,046,115)             67,122,475
                                                                     ----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 8.69%
                  AEROSPACE/DEFENSE: 0.21%
$  90,000     +   Raytheon Co., 6.150%, due 11/01/08                 $   90,364
   95,000         United Technologies Corp., 4.875%, due 11/01/06        94,585
   50,000     +   United Technologies Corp., 7.125%, due 11/15/10        53,872
                                                                     ----------
                                                                        238,821
                                                                     ----------
                  AUTO MANUFACTURERS: 1.64%
   95,000     +   DaimlerChrysler NA Holding Corp., 6.400%,
                    due 05/15/06                                         98,548
  110,000     -   Ford Motor Co., 6.375%, due 02/01/29                   93,163
1,500,000     -   General Motors Co., 3.986%, due 08/04/03            1,490,235
  195,000     +   General Motors Corp., 7.200%, due 01/15/11            201,570
                                                                     ----------
                                                                      1,883,516
                                                                     ----------
                  BANKS: 0.43%
  185,000     +   Bank of America Corp., 6.375%, due 02/15/08           190,906
   95,000     +   Wachovia Bank, 7.800%, due 08/18/10                   105,862
  190,000     +   Wells Fargo & Co., 6.375%, due 08/01/11               195,713
                                                                     ----------
                                                                        492,481
                                                                     ----------
                  BEVERAGES: 0.17%
  165,000     +   Anheuser-Busch Cos., Inc., 5.625%, due 10/01/10       163,498
   30,000    #,-  Coors Brewing Co., 6.375%, due 05/15/12                30,563
                                                                     ----------
                                                                        194,061
                                                                     ----------
                  BUILDING MATERIALS: 0.03%
   35,000         CRH America, Inc., 6.950%, due 03/15/12                36,579
                                                                     ----------
                                                                         36,579
                                                                     ----------
                  CHEMICALS: 0.09%
  100,000     @@  Potash Corp. of Saskatchewan, 7.750%, due 05/31/11    108,720
                                                                     ----------
                                                                        108,720
                                                                     ----------
                  COMMERCIAL SERVICES: 0.09%
  100,000     +   Hertz Corp., 8.250%, due 06/01/05                     105,478
                                                                     ----------
                                                                        105,478
                                                                     ----------
                  COSMETICS/PERSONAL CARE: 0.05%
   60,000         Colgate-Palmolive Co., 5.980%, due 04/25/12            60,584
                                                                     ----------
                                                                         60,584
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------

                  DIVERSIFIED FINANCIAL SERVICES: 2.26%
$ 120,000     +   American Express Credit Corp., 4.250%, due
                    02/07/05                                         $  120,541
   40,000     +   American General Finance Corp., 5.750%, due
                    03/15/07                                             40,900
   85,000     +   Associates Corp. of North America, 6.250%, due
                    11/01/08                                             88,042
   80,000     +   Boeing Capital Corp., 7.375%, due 09/27/10             86,896
  120,000    #,+  Bombardier Capital, Inc., 6.125%, due 06/29/06        122,036
   85,000    #,+  Bombardier Capital, Inc., 7.500%, due 10/17/05         90,280
   90,000     +   Caterpillar Financial Services Corp., 2.191%,
                    01/31/05                                             90,009
   55,000     +   Citigroup, Inc., 6.500%, due 01/18/11                  57,232
   45,000     +   Citigroup, Inc., 6.750%, due 12/01/05                  48,173
  205,000         Countrywide Home Loans, Inc., 2.640%, due
                    10/23/06                                            204,774
  320,000     +   Ford Motor Credit Co., 3.815%, due 10/25/04           320,238
   40,000     +   Ford Motor Credit Co., 6.875%, due 02/01/06            41,253
   95,000     +   Ford Motor Credit Co., 7.375%, due 10/28/09            98,220
  105,000     +   Ford Motor Credit Co., 7.500%, due 03/15/05           110,201
   30,000     +   General Electric Capital Corp., 5.875%, due
                    02/15/12                                             29,626
  200,000     +   General Electric Capital Corp., 6.500%, due
                    12/10/07                                            212,671
  155,000     +   General Motors Acceptance Corp., 7.250%,
                    due 03/02/11                                        160,884
  130,000     +   General Motors Acceptance Corp., 7.500%,
                    due 07/15/05                                        139,128
   75,000     -   Household Finance Corp., 7.000%, due 05/15/12          75,970
  285,000     +   Intl. Lease Finance Corp. 3.320%, due 10/18/04        285,276
   75,000    #,+  Monumental Global Funding II, 6.050%, due
                    01/19/06                                             78,124
   50,000     +   Morgan Stanley Dean Witter & Co., 6.750%, due
                    04/15/11                                             51,552
   45,000     +   Textron Financial Corp., 7.125%, due 12/09/04          47,198
                                                                     ----------
                                                                      2,599,224
                                                                     ----------
                  ELECTRIC: 0.22%
   20,000         FirstEnergy Corp., 5.500%, due 11/15/06                19,268
  100,000     +   Florida Power & Light Co., 6.875%, due
                    12/01/05                                            106,404
   40,000    #,-  Oncor Electric Delivery Co., 6.375%, due
                    05/01/12                                             40,652
   15,000    #,-  Oncor Electric Delivery Co., 7.000%, due
                    05/01/32                                             15,115
   70,000     +   Wisconsin Energy Corp., 5.500%, due 12/01/08           69,353
                                                                     ----------
                                                                        250,792
                                                                     ----------
                  FOOD: 0.35%
  100,000     +   Albertson's, Inc., 7.500%, due 02/15/11               108,482
   70,000     +   Conagra Foods, Inc., 6.750%, due 09/15/11              72,983
   75,000     +   Conagra Foods, Inc., 7.500%, due 09/15/05              80,756
   60,000         General Mills, Inc., 6.000%, due 02/15/12              59,518
   85,000     -   Kraft Foods, Inc., 6.500%, due 11/01/31                83,486
                                                                     ----------
                                                                        405,225
                                                                     ----------
                  FOREST PRODUCTS & PAPER: 0.05%
   60,000     #   Weyerhaeuser Co., 6.750%, due 03/15/12                 61,679
                                                                     ----------
                                                                         61,679
                                                                     ----------
                  MEDIA: 0.06%
   65,000     +   Tele-Communications-TCI Group, 9.800%, due
                    02/01/12                                             70,739
                                                                     ----------
                                                                         70,739
                                                                     ----------
                  MINING: 0.10%
  105,000     +   Alcoa, Inc., 7.375%, due 08/01/10                     115,188
                                                                     ----------
                                                                        115,188
                                                                     ----------
                  MULTI-NATIONAL: 0.13%
  145,000    @@   Inter-American Development Bank, 6.750%,
                    due 07/15/27                                        150,712
                                                                     ----------
                                                                        150,712
                                                                     ----------
                  OIL & GAS: 0.44%
   30,000         Apache Corp., 6.250%, due 04/15/12                     30,569
  110,000   @@,#  Burlington Resources Finance Co., 5.600%,
                    due 12/01/06                                        111,140
  105,000         Conoco Funding Co., 5.450%, due 10/15/06              106,962
  135,000     +   Conoco Funding Co., 6.350%, due 10/15/11              138,511
   50,000         Occidental Petroleum Corp., 5.875%, due
                    02/15/07                                             50,814
   65,000     -   Transocean, Inc., 7.500%, due 04/31/31                 67,994
                                                                     ----------
                                                                        505,990
                                                                     ----------
                  OTHER ABS: 0.32%
  340,000     -   PP&L Transition Bond Co. LLC, 7.050%, due
                    06/25/09                                            370,789
                                                                     ----------
                                                                        370,789
                                                                     ----------
                  PHARMACEUTICALS: 0.10%
  115,000     +   Bristol-Myers Squibb Co., 5.750%, due 10/01/11        114,160
                                                                     ----------
                                                                        114,160
                                                                     ----------
                  PIPELINES: 0.21%
   70,000     +   Consolidated Natural Gas Co., 6.850%, due
                    04/15/11                                             71,842
  100,000     +   Duke Energy Field Services LLC, 7.875%, due
                    08/16/10                                            105,736
   20,000     +   Kinder Morgan Energy Partners LP, 6.750%, due
                    03/15/11                                             20,433
   45,000     -   Tennessee Gas Pipeline Co., 7.000%, due
                    10/15/28                                             39,322
                                                                     ----------
                                                                        237,333
                                                                     ----------
                  REGIONAL (STATE/PROVINCE): 0.05%
   55,000    @@   Province of Quebec, 7.500%, due 09/15/29               62,399
                                                                     ----------
                                                                         62,399
                                                                     ----------
                  RETAIL: 0.17%
   73,000         Sears Roebuck Acceptance, 7.000%, due 06/01/32         71,437
  120,000         Target Corp., 5.875%, due 03/01/12                    118,851
                                                                     ----------
                                                                        190,288
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                  SOVEREIGN: 1.12%
$1,365,000  @@,x  Bundesschatzanweisungen, 0.000%, due 12/13/02     $ 1,281,867
                                                                    -----------
                                                                      1,281,867
                                                                    -----------
                  TELECOMMUNICATIONS: 0.12%
   205,000   @@   AT&T Canada, Inc., 0.000%, due 06/15/08                20,500
    30,000    #   AT&T Corp., 6.500%, due 11/15/06                       28,256
    10,000   #,-  AT&T Corp., 8.000%, due 11/15/31                        8,513
    60,000        Sprint Capital Corp., 6.000%, due 01/15/07             55,286
    10,000   @@   TELUS Corp., 7.500%, due 06/01/07                       9,854
    18,000   @@   Vodafone Group PLC, 7.750%, due 02/15/10               19,464
                                                                    -----------
                                                                        141,873
                                                                    -----------
                  TEXTILES: 0.06%
    70,000    #   Mohawk Industries, Inc., 7.200%, due
                    04/15/12                                             73,243
                                                                    -----------
                                                                         73,243
                                                                    -----------
                  TRANSPORTATION: 0.20%
   130,000    +   CSX Corp., 6.750%, due 03/15/11                       134,967
    95,000    +   Norfolk Southern Corp., 6.200%, due 04/15/09           96,858
                                                                    -----------
                                                                        231,825
                                                                    -----------
                  Total Corporate Bonds (Cost $9,952,481)             9,983,566
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.54%
                  AGENCIES: 2.00%
 2,100,000        Freddie Mac, 6.000%, due 12/15/31                   2,053,300
   236,400        Vendee Mortgage Trust, 6.750%, due 11/15/14           243,354
                                                                    -----------
                                                                      2,296,654
                                                                    -----------
                  COMMERCIAL MORTGAGE BACKED SECURITIES: 0.46%
   300,000        First Union National Bank-Bank of America
                    Commercial Mortgage Trust, 6.136%, due
                    12/15/10                                            306,813
   200,000    -   UBS Commercial Mortgage Trust, 7.370%, due
                    08/15/26                                            219,468
                                                                    -----------
                                                                        526,281
                                                                    -----------
                  WHOLE LONG COLLATERALIZED MORTGAGE: 0.08%
    99,582        Bear Stearns Adjustable Rate Mortgage Trust            99,925
                                                                    -----------
                                                                         99,925
                                                                    -----------
                  Total Collateralized Mortgage Obligations
                    (Cost $2,817,969)                                 2,922,860
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.89%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.53%
 1,050,000    -   5.750%, due 02/15/12                                1,061,886
 1,760,000    A   6.000%, due 07/25/31 MDR                            1,745,149
    97,435    -   7.500%, due 12/01/11                                  103,421
                                                                    -----------
                                                                      2,910,456
                                                                    -----------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION: 5.59%
 1,092,000   +,-  6.125%, due 03/15/12                                1,135,592
 2,600,000    A   6.500%, due 06/01/29 MDR                            2,639,000
   262,315        6.500%, due 11/01/13                                  272,565
    74,074        6.500%, due 11/01/28                                   75,639
 1,000,000    A   7.500%, due 06/15/32 MDR                            1,045,625
    57,578    -   7.500%, due 07/01/11                                   61,100
   118,359        7.500%, due 10/01/30                                  123,839
   154,387        7.500%, due 11/01/30                                  161,535
   393,529        8.500%, due 01/0125                                   426,767
   149,030        8.500%, due 11/01/23                                  161,715
   284,571    +   9.500%, due 10/01/16                                  314,677
                                                                    -----------
                                                                      6,418,054
                                                                    -----------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 4.77%
   750,000    A   6.000%, due 06/01/29 MDR                              743,438
    66,975        6.375%, due 04/20/28                                   68,141
 1,700,000    A   6.500%, due 07/15/31 MDR                            1,726,563
 1,070,000    A   7.000%, due 03/01/26 MDR                            1,107,116
   209,868        7.500%, due 11/20/30                                  219,862
   927,681        7.500%, due 12/15/23                                  985,877
   391,567        8.000%, due 07/15/24                                  421,164
   194,573    +   8.000%, due 12/12/17                                  210,883
                                                                    -----------
                                                                      5,483,044
                                                                    -----------
                  Total U.S. Government Agency Obligations
                    (Cost $14,562,349)                               14,811,554
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 9.10%
                  U.S. TREASURY BONDS: 1.32%
   957,000   +,-  5.375%, due 02/15/31                                  924,403
   300,000    +   6.125%, due 08/15/29                                  314,871
   215,000    +   8.125%, due 05/15/21                                  273,764
                                                                    -----------
                                                                      1,513,038
                                                                    -----------
                  U.S. TREASURY NOTES: 7.78%
   890,000    +   3.000%, due 01/31/04                                  890,765
   730,000        3.250%, due 05/31/04                                  730,627
   359,000   +,-  3.375%, due 04/30/04                                  360,473
 2,424,000   +,-  3.500%, due 11/15/06                                2,352,511
   155,000    +   3.625%, due 03/31/04                                  156,465
   410,000   +,-  4.375%, due 05/15/07                                  410,288
   105,000    +   4.750%, due 02/15/04                                  108,113
   203,000    +   4.750%, due 11/15/08                                  203,975
 2,117,000   +,-  4.875%, due 02/15/12                                2,089,877
   276,000        5.625%, due 05/15/08                                  290,900
    39,000    +   5.875%, due 11/15/04                                   41,200
   144,000    +   6.000%, due 08/15/09                                  154,322
   910,000   +,-  6.125%, due 08/31/02                                  919,598
    75,000    +   6.500%, due 08/15/05                                   81,132
   139,000        6.625%, due 05/15/07                                  152,846
                                                                    -----------
                                                                      8,943,092
                                                                    -----------
                  Total U.S. Treasury Obligations
                    (Cost $10,366,728)                               10,456,130
                                                                    -----------
                  Total Long-Term Investments
                    (Cost $98,745,642)                              105,296,585
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 14.90%
                  COMMERCIAL PAPER: 8.70%
$ 3,000,000       Burlington Resources, 1.920%, due 06/12/02       $  2,998,560
  3,000,000       Dakota Cert., 1.850%, due 06/06/02                  2,999,538
  4,000,000       Duke Capital Corp., 1.900%, due 06/03/02            4,000,000
                                                                   ------------
                                                                      9,998,098
                                                                   ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.28%
  2,617,000       1.700%, due 06/03/02                                2,617,000
                                                                   ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.18%
  2,500,000    -  2.250%, due 02/07/03                                2,502,525
                                                                   ------------
                  STUDENT LOAN MARKETING ASSOCIATION: 1.74%
  2,000,000    -  1.618%, due 07/18/02                                2,000,020
                                                                   ------------

                  Total Short-Term Investments
                    (Cost $17,117,643)                               17,117,643
                                                                   ------------

                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $115,863,285)*                 106.52%   $122,414,228
                  OTHER ASSETS AND LIABILITIES-NET        (6.52%)    (7,500,701)
                                                         ------    ------------
                  NET ASSETS                             100.00%   $114,913,527
                                                         ======    ============

@    Non-income producing security

@@   Foreign Issuer

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.

x Fair value determined by ING Valuation Committee appointed by the Funds' Board of Directors/Trustees.

A When-issued or delayed delivery security. The cost of these securities is $5,034,775.

+ All or a portion of security is segregated for purchases of delayed delivery or when-issued securities.

- All or a portion of security is pledged to cover initial margin requirements on open futures contracts.

MDR  Mortgage Dollar Roll

ADR  American Depository Receipt

* Cost for federal income tax purposes is $117,998,302. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                     $ 5,627,867
                  Gross Unrealized Depreciation                      (1,211,941)
                                                                    -----------
                  Net Unrealized Appreciation                       $ 4,415,926
                                                                    ===========

Information concerning open futures contracts at May 31, 2002 is shown below:

                               NO. OF      NOTIONAL     EXPIRATION   UNREALIZED
                             CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
                             ---------   ------------      ----      -----------

      LONG CONTRACTS
--------------------------
U.S. 2 Year Treasury Bond         9      $  1,873,406     Sep-02      $   3,611
U.S. 5 Year Treasury Bond        30         3,176,250     Sep-02         14,381
U.S. 20 Year Treasury Bond        9           910,125     Sep-02          6,916
                                         ------------                 ---------
                                         $  5,959,781                 $  24,908
                                         ============                 =========
     SHORT CONTRACTS
--------------------------
U.S. 10 Year Treasury Bond       44      $ (4,632,375)    Sep-02      $ (30,814)
U.S. 10 Year Treasury Bond       14        (1,473,938)    Sep-02        (12,867)
U.S. 10 Year Treasury Bond        3          (315,844)    Sep-02         (3,132)
                                         ------------                 ---------
                                         $ (6,422,157)                $ (46,813)
                                         ============                 =========

Information concerning the following open swap contract at May 31, 2002 is shown below:

SWAP COUNTER PARTY        MERRILL LYNCH CAPITAL SERVICES (MLCS)
------------------        -------------------------------------
Notional Principal:       $ 1,220,000
Fund will Pay:            Notional amount times (1 month LIBOR plus 0.95%) times actual days divided by 360.
Effective LIBOR rate:     2.0375%
Fund will receive:        Notional amount times Index Return(1). Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to MLCS.
Index:                    Merril Lynch High Yield Master Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $77,991
Termination date:         July 2, 2002

----------
(1) Index return calculation: (Ending Index Level -- Starting Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
Growth and
Income
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 95.89%
                     AEROSPACE/DEFENSE: 1.19%
    16,000           Goodrich Corp.                                 $   534,560
    38,500           Lockheed Martin Corp.                            2,388,925
    20,700           Raytheon Co.                                       914,940
                                                                    -----------
                                                                      3,838,425
                                                                    -----------
                     AIRLINES: 0.03%
    56,000    @@     Cathay Pacific Airways Ltd.                         89,389
                                                                    -----------
                                                                         89,389
                                                                    -----------
                     AUTO MANUFACTURERS: 1.80%
     1,300    @@     Bayerische Motoren Werke AG                         55,710
    64,100           General Motors Corp.                             3,983,815
     2,800    @@     Honda Motor Co. Ltd.                               119,580
    20,000    @@     Nissan Motor Co. Ltd.                              141,981
    33,600           Paccar, Inc.                                     1,486,464
                                                                    -----------
                                                                      5,787,550
                                                                    -----------
                     AUTO PARTS & EQUIPMENT: 1.01%
     6,000    @@     Bridgestone Corp.                                   87,123
    41,700     @     Lear Corp.                                       1,927,374
    22,800           TRW, Inc.                                        1,251,720
                                                                    -----------
                                                                      3,266,217
                                                                    -----------
                     BANKS: 5.16%
    14,600    @@     Banco Santander Central Hispano SA                 134,899
    89,700           Bank of America Corp.                            6,800,157
     3,400    @@     BNP Paribas                                        191,379
    30,400           Comerica, Inc.                                   1,948,640
     4,200    @@     Dexia                                               66,744
    64,100           National City Corp.                              2,133,248
     4,700    @@     Northern Rock PLC                                   49,549
    32,000           SouthTrust Corp.                                   831,040
    22,000    @@     Sumitomo Mitsui Banking Corp.                      123,206
     2,800   @,@@    UBS AG                                             146,454
   108,900           Wachovia Corp.                                   4,178,493
                                                                    -----------
                                                                     16,603,809
                                                                    -----------
                     BEVERAGES: 4.22%
    89,800           Anheuser-Busch Cos., Inc.                        4,634,578
    28,800           Coca-Cola Co.                                    1,600,128
    50,000     @     Constellation Brands, Inc.                       1,473,500
    89,200           Pepsi Bottling Group, Inc.                       2,945,384
    56,400           Pepsico, Inc.                                    2,931,672
                                                                    -----------
                                                                     13,585,262
                                                                    -----------
                     CHEMICALS: 0.48%
    15,950           Intl. Flavors & Fragrances, Inc.                   543,257
     2,100    @@     Nitto Denko Corp.                                   63,457
    22,500           Rohm & Haas Co.                                    847,800
     2,000    @@     Shin-Etsu Chemical Co. Ltd.                         80,580
                                                                    -----------
                                                                      1,535,094
                                                                    -----------
                     COMMERCIAL SERVICES: 2.04%
    15,400    @@     Autostrade Concessioni e Costruzioni
                       Autostrade SpA                                   125,169
   296,400     @     Cendant Corp.                                    5,418,192
    31,600           Equifax, Inc.                                      873,108
     5,200    @@     Vivendi Universal SA                               163,230
                                                                    -----------
                                                                      6,579,699
                                                                    -----------
                     COMPUTERS: 2.89%
    49,400     @     Computer Sciences Corp.                          2,340,078
    86,500     @     Dell Computer Corp.                              2,322,525
    57,700           Intl. Business Machines Corp.                    4,641,965
                                                                    -----------
                                                                      9,304,568
                                                                    -----------
                     COSMETICS/PERSONAL CARE: 3.54%
    57,300           Kimberly-Clark Corp.                             3,719,916
    85,900           Procter & Gamble Co.                             7,692,345
                                                                    -----------
                                                                     11,412,261
                                                                    -----------
                     DISTRIBUTION/WHOLESALE: 0.46%
    13,000    @@     Mitsubishi Corp.                                    99,306
    34,100     @     Tech Data Corp.                                  1,373,207
                                                                    -----------
                                                                      1,472,513
                                                                    -----------
                     DIVERSIFIED FINANCE SERVICES: 5.10%
    41,700     @     AmeriCredit Corp.                                1,463,670
    39,100           Bear Stearns Cos., Inc.                          2,347,955
   190,800           Citigroup, Inc.                                  8,238,744
    23,975           Countrywide Credit, Inc.                         1,182,207
    16,000           Fannie Mae                                       1,280,160
    25,800           Freddie Mac                                      1,691,190
    15,100    @@     Man Group PLC                                      223,154
                                                                    -----------
                                                                     16,427,080
                                                                    -----------
                     ELECTRIC: 1.01%
    41,700     @     Edison Intl.                                       778,122
    48,400           TXU Corp.                                        2,484,372
                                                                    -----------
                                                                      3,262,494
                                                                    -----------
                     ELECTRICAL EQUIPMENT: 0.03%
       700    @@     Funai Electric Co. Ltd.                             81,788
                                                                    -----------
                                                                         81,788
                                                                    -----------
                     ELECTRONICS: 0.47%
     3,100   @@,@    Flextronics Intl. Ltd.                              41,013
    16,600           Johnson Controls, Inc.                           1,461,796
                                                                    -----------
                                                                      1,502,809
                                                                    -----------
                     ENGINEERING & CONSTRUCTION: 0.03%
     2,000    @@     Altran Technologies SA                              98,469
                                                                    -----------
                                                                         98,469
                                                                    -----------
                     FOOD: 0.79%
    64,100           Sara Lee Corp.                                   1,351,228
    39,900           Supervalu, Inc.                                  1,204,182
                                                                    -----------
                                                                      2,555,410
                                                                    -----------
                     FOREST PRODUCTS & PAPER: 0.03%
     2,400    @@     Svenska Cellulosa AB                                83,545
                                                                    -----------
                                                                         83,545
                                                                    -----------
                     HEALTHCARE-PRODUCTS: 6.72%
    63,600           Baxter Intl., Inc.                               3,415,320
    21,500           Beckman Coulter, Inc.                            1,073,925
    63,300           Becton Dickinson & Co.                           2,380,080
   146,400           Johnson & Johnson                                8,981,640
    89,700           Medtronic, Inc.                                  4,139,655
    19,700     @     St Jude Medical, Inc.                            1,662,680
                                                                    -----------
                                                                     21,653,300
                                                                    -----------
                     HEALTHCARE-SERVICES: 3.05%
    73,300           HCA, Inc.                                        3,601,229
    25,700     @     Oxford Health Plans                              1,238,740
    30,400     @     Tenet Healthcare Corp.                           2,264,800
    33,400     @     Universal Health Services, Inc.                  1,657,308
    14,300     @     Wellpoint Health Networks                        1,060,488
                                                                    -----------
                                                                      9,822,565
                                                                    -----------
                     HOLDING COMPANIES-DIVERS: 0.02%
    33,500    @@     Keppel Corp. Ltd.                                   76,118
                                                                    -----------
                                                                         76,118
                                                                    -----------
                     HOME BUILDERS: 0.81%
    17,600           Centex Corp.                                       946,000
    32,000           KB Home                                          1,648,960
                                                                    -----------
                                                                      2,594,960
                                                                    -----------
                     HOME FURNISHINGS: 0.70%
     7,900    @@     Electrolux AB                                      144,396
     3,200    @@     Sony Corp.                                         185,656
     3,100   @@,@    Thomson Multimedia SA                               87,058
    25,600           Whirlpool Corp.                                  1,827,840
                                                                    -----------
                                                                      2,244,950
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING
Growth and
Income
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                     HOUSEHOLD PRODUCTS/WARES: 0.47%
    32,900           Clorox Co.                                      $1,506,820
                                                                     ----------
                                                                      1,506,820
                                                                     ----------
                     INSURANCE: 3.38%
       700    @@     Allianz AG                                         157,475
    34,900           American Intl. Group                             2,337,253
    48,800           John Hancock Financial Services, Inc.            1,790,472
    48,500           Metlife, Inc.                                    1,611,655
    25,600           MGIC Investment Corp.                            1,863,168
    47,100           Old Republic Intl. Corp.                         1,563,720
    28,800           Radian Group, Inc.                               1,563,840
                                                                     ----------
                                                                     10,887,583
                                                                     ----------
                     INTERNET: 0.77%
   128,300     @     Network Associates, Inc.                         2,482,605
                                                                     ----------
                                                                      2,482,605
                                                                     ----------
                     LEISURE TIME: 0.03%
    17,100    @@     P&O Princess Cruises PLC                           111,843
                                                                     ----------
                                                                        111,843
                                                                     ----------
                     LODGING: 0.89%
    37,300     @     Harrah's Entertainment, Inc.                     1,777,345
    11,600     @     Mandalay Resort Group                              378,160
    63,700     @     Park Place Entertainment Corp.                     719,810
                                                                     ----------
                                                                      2,875,315
                                                                     ----------
                     MACHINERY-DIVERSIFIED: 0.01%
     2,700    @@     Metso OYJ                                           37,837
                                                                     ----------
                                                                         37,837
                                                                     ----------
                     MEDIA: 2.14%
   229,700    @,@    AOL Time Warner, Inc.                            4,295,390
    18,300    @@     Eniro AB                                           159,727
    30,700           Gannett Co., Inc.                                2,327,060
       800   @@,@    Grupo Televisa SA ADR                               33,560
     3,700   @@,@    Modern Times Group AB                               66,109
                                                                     ----------
                                                                      6,881,846
                                                                     ----------
                     MINING: 0.70%
    22,700    @@     Alcan, Inc.                                        864,870
    43,300     @     Freeport-McMoRan Copper & Gold, Inc.               855,175
    23,400   @@,@    Inco, Ltd.                                         530,244
                                                                     ----------
                                                                      2,250,289
                                                                     ----------
                     MISCELLANEOUS MANUFACTURER: 3.11%
   252,000           General Electric Co.                             7,847,280
     7,000    @@     Konica Corp.                                        48,283
    96,100    @@     Tyco Intl. Ltd.                                  2,109,395
                                                                     ----------
                                                                     10,004,958
                                                                     ----------
                     OFFICE/BUSINESS EQUIPMENT: 0.39%
     4,000    @@     Canon, Inc.                                        154,068
    26,700           Pitney Bowes, Inc.                               1,093,365
                                                                     ----------
                                                                      1,247,433
                                                                     ----------
                     OIL & GAS: 5.27%
    35,300           Amerada Hess Corp.                               2,903,425
    32,100           ChevronTexaco Corp.                              2,800,725
    11,500    @@     ENI-Ente Nazionale Idrocarburi S.p.A.              175,123
   134,000           Exxon Mobil Corp.                                5,350,620
    46,000   @@,@    Kvaerner ASA                                        51,672
    51,100           Marathon Oil Corp.                               1,401,162
    83,400           Occidental Petroleum Corp.                       2,490,324
     8,000    @@     Royal Dutch Petroleum Co. ADR                      440,000
     1,200    @@     TotalFinaElf SA                                    187,109
    29,700           Valero Energy Corp.                              1,173,150
                                                                     ----------
                                                                     16,973,310
                                                                     ----------
                     PACKAGING & CONTAINERS: 0.28%
    38,500     @     Pactiv Corp.                                       892,045
                                                                     ----------
                                                                        892,045
                                                                     ----------
                     PHARMACEUTICALS: 6.00%
   101,800           Abbott Laboratories                              4,835,500
     1,877    @@     Altana AG                                          101,356
     8,100           AmerisourceBergen Corp.                            624,429
     2,600    @@     Aventis SA                                         180,962
     2,200   @@,@    Biovail Corp.                                       71,214
     6,000   @@,@    Celltech Group PLC                                  60,445
     5,000    @@     Eisai Co. Ltd.                                     135,374
     7,700    @@     Galen Holdings PLC                                  58,305
    64,100     @     King Pharmaceuticals, Inc.                       1,733,905
    64,100           Merck & Co., Inc.                                3,660,110
   107,700           Mylan Laboratories                               3,332,238
   123,400           Pfizer, Inc.                                     4,269,640
       800    @@     Sanofi-Synthelabo SA                                48,543
     3,100    @@     Teva Pharmaceutical Industries ADR                 207,793
                                                                     ----------
                                                                     19,319,814
                                                                     ----------
                     PIPELINES: 0.24%
    54,200           Williams Cos., Inc.                                769,640
                                                                     ----------
                                                                        769,640
                                                                     ----------
                     RETAIL: 8.84%
    28,500     @     Autozone, Inc.                                   2,332,725
    38,300           Blockbuster, Inc.                                1,053,250
     3,400    @@     Fast Retailing Co. Ltd.                             91,780
    50,000     @     Federated Department Stores                      2,070,500
    54,300     @     Foot Locker Inc.                                   830,790
    11,200           Home Depot, Inc.                                   466,928
    82,800           Lowe's Cos., Inc.                                3,904,848
    23,500           Ross Stores, Inc.                                  990,760
    60,900           Sears Roebuck and Co.                            3,596,145
    60,400           TJX Cos., Inc.                                   1,273,836
   174,600           Wal-Mart Stores, Inc.                            9,445,860
    37,900     @     Yum! Brands, Inc.                                2,421,810
                                                                     ----------
                                                                     28,479,232
                                                                     ----------
                     SAVINGS & LOANS: 2.42%
    63,000           Golden State Bancorp, Inc.                       2,407,230
    48,800           Greenpoint Financial Corp.                       2,496,608
    74,200           Washington Mutual, Inc.                          2,884,154
                                                                     ----------
                                                                      7,787,992
                                                                     ----------
                     SEMICONDUCTORS: 5.37%
   327,100           Intel Corp.                                      9,034,502
    62,500     @     Kla-Tencor Corp.                                 3,258,125
   102,600     @     Microchip Technology, Inc.                       3,067,740
    57,700     @     National Semiconductor Corp.                     1,771,390
    10,400   @@,@    Taiwan Semiconductor Manufacturing
                       Co. Ltd. ADR                                     172,432
                                                                     ----------
                                                                     17,304,189
                                                                     ----------
                     SOFTWARE: 5.07%
    19,600           Automatic Data Processing                        1,017,632
     1,900   @@,@    Business Objects SA ADR                             54,207
    22,200           First Data Corp.                                 1,758,240
    51,000     @     Fiserv, Inc.                                     2,169,540
    77,000     @     Intuit, Inc.                                     3,367,210
   134,000     @     Microsoft Corp.                                  6,821,940
   144,200     @     Oracle Corp.                                     1,139,180
                                                                     ----------
                                                                     16,327,949
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING
Growth and
Income
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

                     TELECOMMUNICATIONS: 5.06%
    12,800    @@     America Movil SA ADR                           $   223,872
    80,200           BellSouth Corp.                                  2,669,056
   192,400     @     Cisco Systems, Inc.                              3,036,072
     7,000    @@     Nokia OYJ ADR                                       97,160
        25    @@     NTT DoCoMo, Inc.                                    67,687
    40,500    @@     Royal KPN NV                                       177,832
    70,200           SBC Communications, Inc.                         2,407,158
     2,100    @@     SK Telecom ADR                                      52,038
    12,600    @@     Sonera OYJ                                          46,968
   795,200   @@,@    Telewest Communications PLC                         58,177
    51,300     @     UTStarcom, Inc.                                  1,141,425
   144,300           Verizon Communications, Inc.                     6,204,900
    85,609    @@     Vodafone Group PLC                                 129,335
                                                                    -----------
                                                                     16,311,680
                                                                    -----------
                     TOBACCO: 2.80%
   157,700           Philip Morris Cos., Inc.                         9,028,325
                                                                    -----------
                                                                      9,028,325
                                                                    -----------
                     TOYS/GAMES/HOBBIES: 0.05%
     6,600   @@,@    Sega Corp.                                         164,866
                                                                    -----------
                                                                        164,866
                                                                    -----------
                     TRANSPORTATION: 1.02%
    44,400     @     FedEx Corp.                                      2,395,382
    14,700           Union Pacific Corp.                                900,228
                                                                    -----------
                                                                      3,295,610
                                                                    -----------
                     Total Common Stocks (Cost $288,503,254)        308,819,456
                                                                    -----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

CORPORATE BOND: 0.01%
                     OIL & GAS: 0.01%
$  39,000     @      Devon Energy Corp., 4.900%, due 08/15/08      $     38,269
                                                                   ------------
                     Total Corporate Bond (Cost $23,680)                 38,269
                                                                   ------------
WARRANTS: 0.00%
                     DIVERSIFIED FINANCIAL SERVICES: 0.00%
     67,400   @      Dime Bancorp, Inc.                                   8,088
                                                                   ------------
                     Total Warrants (Cost $21,930)                        8,088
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $288,548,864)                          308,865,813
                                                                   ------------

SHORT-TERM INVESTMENT: 3.02%
9,728,000            EOG Resources, 2.050%, due 06/03/02           $  9,728,000
                                                                   ------------
                     Total Short-Term Investment
                       (Cost $9,728,000)                              9,728,000
                                                                   ------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $298,276,864)*               98.92%   $318,593,813
                     OTHER ASSETS AND LIABILITIES-NET      1.08%      3,486,920
                                                         ------    ------------
                     NET ASSETS                          100.00%   $322,080,733
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $306,762,349. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $ 24,533,925
                     Gross Unrealized Depreciation                  (12,702,461)
                                                                   ------------
                     Net Unrealized Appreciation                   $ 11,831,464
                                                                   ============

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

On February 20, 2002, a special meeting of shareholders of the Funds was held. At the meeting, shareholders of each Fund voted to approve a new Investment Advisory Agreement, a new Subadvisory Agreement and an Amended and Restated Articles of Incorporation. Following is a brief description and the results of each vote:

1.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Shareholder of each Fund voted to approve a new Investment Advisory Agreement (Agreement) between each Fund and ING Investments, LLC (ING Investments) which became effective March 1, 2002. Under the Agreement, ING Investments is responsible for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. ING Investments is also responsible for payment of all costs of its personnel, its overhead and its employees who also serve as Directors and Officers of the Funds, and that each Fund is responsible for payment of all other of its costs. There is no change in the advisory fees paid by the Funds.

                                             SHARES VOTED
                            SHARES VOTED      AGAINST OR      SHARES      BROKER         TOTAL
                                 FOR           WITHHELD      ABSTAIN     NON-VOTE     SHARES VOTED
                                 ---           --------      -------     --------     ------------
Growth Fund                  14,728,880         78,218       336,060        --         15,143,158
Small Company Fund           11,212,596         47,642       272,637        --         11,532,875
Technology Fund               1,876,367         12,125        34,016        --          1,922,508
Value Opportunity Fund          824,515          3,536       140,966        --            969,017
Growth & Income Fund         30,265,116        121,490       527,845        --         30,914,451
Balanced Fund                 6,030,870         31,954       178,480        --          6,241,304

2.   APPROVAL OF NEW SUBADVISORY AGREEMENT

Shareholders of each Fund voted to approve a new Subadvisory Agreement between ING Investments and Aeltus Investment Management, Inc. (Aeltus), which became effective March 1, 2002. The Subadvisory Agreement states that Aeltus will, subject to the supervision of the Board of Directors (Board) and ING Investments, provide a continuous investment program of evaluation, investment, sales, and reinvestment of each Fund's assets.

                                             SHARES VOTED
                            SHARES VOTED      AGAINST OR      SHARES      BROKER         TOTAL
                                 FOR           WITHHELD      ABSTAIN     NON-VOTE     SHARES VOTED
                                 ---           --------      -------     --------     ------------
Growth Fund                  14,459,280        347,152       336,726        --         15,143,158
Small Company Fund           11,007,111        254,626       271,138        --         11,532,875
Technology Fund               1,874,473         13,368        34,667        --          1,922,508
Value Opportunity Fund          824,515          3,536       140,966        --            969,017
Growth & Income Fund         29,773,702        620,630       520,119        --         30,914,451
Balanced Fund                 6,011,734         25,243       204,327        --          6,241,304

--------------------------------------------------------------------------------

3.   APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Shareholders of each Fund voted to approve an Amended and Restated Articles of Incorporation (Revised Charter). The Revised Charter was intended to add flexibility, clarify existing provisions, and promote consistency among the charters for the various registered investment companies currently advised by Aeltus. The Revised Charter also confirms Board powers implicit in the previous charter and provides the Board with the authority to adopt qualifications in the Fund's By-Laws that would be applicable to and binding upon the current and future Directors. Furthermore, the Revised Charter permits the Directors, subject to applicable law, to liquidate a series or class without shareholder approval.

                                             SHARES VOTED
                            SHARES VOTED      AGAINST OR      SHARES      BROKER         TOTAL
                                 FOR           WITHHELD      ABSTAIN     NON-VOTE     SHARES VOTED
                                 ---           --------      -------     --------     ------------
Growth Fund                  14,555,709        107,132       338,572     141,745       15,143,158
Small Company Fund           10,570,302         76,126       276,406     610,041       11,532,875
Technology Fund               1,557,804         18,170        40,312     306,222        1,922,508
Value Opportunity Fund          782,168          3,167       141,650      42,032          969,017
Growth & Income Fund         30,143,895        152,908       511,784     105,864       30,914,451
Balanced Fund                 5,901,668         44,145       187,475     108,016        6,241,304

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the seven months ended May 31, 2002 were as follows:

FUND NAME                    TYPE     PER SHARE AMOUNT
---------                    ----     ----------------
ING Small Company Fund
   Class A                   NII         $  0.0131
   Class I                   NII            0.0404
ING Balanced Fund
   Class A                   NII            0.2185
   Class B                   NII            0.1370
   Class C                   NII            0.1310
   Class I                   NII            0.2455
ING Growth and Income Fund
   Class A                   NII            0.0140
   Class I                   NII            0.0426

----------
NII Net investment income

Of the ordinary distributions made during the fiscal period ended May 31, 2002, the following percentages qualify for the dividends received deduction available to corporate shareholders; 9.68%, 37.04% and 100.00% for ING Small Company Fund, ING Balanced Fund and ING Growth and Income Fund, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purpose and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences "of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders," received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2001.

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Funds is set forth below:

                                                                                                  NUMBER OF
                                                                        PRINCIPAL               PORFOLIOS IN            OTHER
                                                  TERM OF OFFICE      OCCUPATION(S)             FUND COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS                   POSITION(S)     AND LENGTH OF        DURING THE                OVERSEEN BY           HELD BY
    AND AGE                     HELD WITH FUND     TIME SERVED       PAST FIVE YEARS           DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE
    -------                     --------------     -----------       ---------------           ----------------    ----------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.           Director         Since 1998        Director, Business and           50                  --
3029 St. Johns Drive                                                 Economic Research
Murfreesboro, Tennessee                                              Center, 1999 to present,
Age: 60                                                              and Professor of
                                                                     Economics and Finance,
                                                                     Middle Tennessee State
                                                                     University, 1991 to
                                                                     present.

Maria T. Fighetti                 Director         Since 1994        Associate Commissioner           50                  --
325 Piermont Road                                                    for Contract
Closter, New Jersey                                                  Management, Health
Age: 58                                                              Services, New York City
                                                                     Department of Mental
                                                                     Health, Mental
                                                                     Retardation and Alcohol
                                                                     Services, 1996 to
                                                                     present.

David L. Grove                    Director         Since 1991        Private Investor;                50                  --
5 The Knoll                                                          Economic/Financial
Armonk, New York                                                     Consultant, December
Age: 83                                                              1985 to present.

Sidney Koch                       Director         Since 1994        Financial Adviser,               50                  --
455 East 86th Street                                                 self-employed, January
New York, New York                                                   1993 to present
Age: 66

Corine T. Norgaard                Director         Since 1991        Dean of the Barney               50                  --
556 Wormwood Hill                                                    School of Business,
Mansfield Center, Connecticut                                        University of Hartford
Age: 64                                                              (West Hartford, CT),
                                                                     August 1996 to present.

Richard G. Scheide                Director         Since 1993        Principal, LoBue                 50                  --
11 Lily Street                                                       Associates Inc., October
Nantucket, Massachusetts                                             1999 to present; Trust
Age: 72                                                              and Private Banking
                                                                     Consultant, David Ross
                                                                     Palmer Consultants, July
                                                                     1991 to present

--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                        PRINCIPAL               PORFOLIOS IN            OTHER
                                                  TERM OF OFFICE      OCCUPATION(S)             FUND COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS                   POSITION(S)     AND LENGTH OF        DURING THE                OVERSEEN BY           HELD BY
    AND AGE                     HELD WITH FUND     TIME SERVED       PAST FIVE YEARS           DIRECTOR/TRUSTEE    DIRECTOR/TRUSTEE
    -------                     --------------     -----------       ---------------           ----------------    ----------------
INTERESTED DIRECTORS:

J. Scott Fox                      Director         Since 1997        Chief Executive Officer          50           Mr. Fox serves
10 State House Square                                                (July 2001 to present),                       as Director of
Hartford, Connecticut                                                President (April 2001 to                      the Board of IPC
Age: 47                                                              present), Director, Chief                     Financial
                                                                     Operating Officer (April                      Network, Inc.
                                                                     1994 to present), Chief                       (January 2001
                                                                     Financial Officer (April                      to present).
                                                                     1994 to July 2001),
                                                                     Managing Director (April
                                                                     1994 to April 2001),
                                                                     Aeltus Investment
                                                                     Management, Inc.;
                                                                     Executive Vice President
                                                                     (April 2001 to present),
                                                                     Director, Chief Operating
                                                                     Officer (February 1995 to
                                                                     present), Chief Financial
                                                                     Officer, Managing Director
                                                                     (February 1995 to April
                                                                     2001), Aeltus Capital, Inc.;
                                                                     Senior Vice President --
                                                                     Operations, Aetna Life
                                                                     Insurance and Annuity
                                                                     Company, March 1997 to
                                                                     December 1997.



John G. Turner                    Director         Since 2001        President, Turner                  156        Mr. Turner serves
7337 E. Doubletree Ranch Rd.                                         Investment Company                            as a member of
Scottsdale, AZ 85258                                                 (since January 2002). Mr.                     the Board of GCG
Age: 62                                                              Turner was formerly Vice                      Trust. Mr. Turner
                                                                     Chairman of ING                               also serves as a
                                                                     Americas (2000-2001);                         Director of the
                                                                     Chairman and Chief                            Hormel Foods
                                                                     Executive Officer of                          Corporation (May
                                                                     ReliaStar Financial Corp.                     2000 to present),
                                                                     and ReliaStar Life                            Shopko Stores,
                                                                     Insurance Company                             Inc. (August 1999
                                                                     (1993 to 2000); Chairman                      to present), and
                                                                     of ReliaStar United                           M.A. Mortenson
                                                                     Services Life Insurance                       Co. (March 2002
                                                                     Company (1995 to 1998);                       to present).
                                                                     Chairman of ReliaStar
                                                                     Life Insurance Company
                                                                     of New York (1995 to
                                                                     2001); Chairman of
                                                                     Northern Life Insurance
                                                                     Company (1992 to 2000);
                                                                     Chairman and Director/
                                                                     Trustee of the Northstar
                                                                     affiliated investment
                                                                     companies (1993 to 2001)
                                                                     and Director, Northstar
                                                                     Investment Management
                                                                     Corporation and its
                                                                     affiliates (1993 to 1999).


--------------------------------------------------------------------------------


                                                                                                        PRINCIPAL
                                                                 TERM OF OFFICE                        OCCUPATION(S)
  NAME, ADDRESS                           POSITION(S)             AND LENGTH OF                         DURING THE
    AND AGE                             HELD WITH FUND             TIME SERVED                        PAST FIVE YEARS
    -------                             --------------             -----------                        ---------------
OFFICERS:

James M. Hennessy                      President, Chief           March 2002 to             President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.           Executive Officer,         Present (for the          ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258                   and Chief                  ING Funds)                Services, LLC, ING Advisors, Inc., ING
Age: 52                                Operating Officer                                    Investments, LLC, Lexington Funds
                                                                                            Distributor, Inc., Express America T.C.
                                       President, Chief           February 2001             Inc. and EAMC Liquidation Corp. (since
                                       Executive Officer,         to March 2002             December 2001); Executive Vice President
                                       and Chief                  (for the Pilgrim          and Chief Operating Officer of ING
                                       Operating Officer          Funds)                    Quantitative Management, Inc. (since
                                                                                            October 2001) and ING Funds Distributor,
                                       Chief Operating            July 2000 to              Inc. (since June 2000). (for the Pilgrim
                                       Officer                    February 2001             Formerly, Senior Executive Vice Funds)
                                                                                            President (June 2000 to December 2000)
                                                                                            of ING Capital Corporation, LLC, ING
                                                                                            Funds Services, LLC, ING Investments,
                                                                                            LLC, ING Advisors, Inc., Express America
                                                                                            T.C. Inc., and EAMC Liquidation Corp.;
                                                                                            and Executive Vice President, ING
                                                                                            Capital Corporation, LLC and its
                                                                                            affiliates (May 1998 to June 2000) and
                                                                                            Senior Vice President, ING Capital
                                                                                            Corporation, LLC and its affiliates
                                                                                            (April 1995 to April 1998).

Stanley D. Vyner                       Executive Vice             March 2002 to             Executive Vice President of ING
7337 E. Doubletree Ranch Rd.           President                  Present (for the          Advisors, Inc. and ING Investments,
Scottsdale, AZ 85258                                              ING Funds)                LLC (since July 2000) and Chief
Age: 51                                                                                     Investment Officer of the
                                       Executive Vice             July 1996 to              International Portfolios, ING
                                       President                  March 2002                Investments, LLC (since July 1996).
                                                                  (for the                  Formerly, President and Chief
                                                                  international             Executive Officer of ING Investments,
                                                                  portfolios of             LLC (August 1996 to August 2000).
                                                                  the Pilgrim
                                                                  Funds)

--------------------------------------------------------------------------------


                                                                                                        PRINCIPAL
                                                                 TERM OF OFFICE                        OCCUPATION(S)
  NAME, ADDRESS                           POSITION(S)             AND LENGTH OF                         DURING THE
    AND AGE                             HELD WITH FUND             TIME SERVED                        PAST FIVE YEARS
    -------                             --------------             -----------                        ---------------
OFFICERS:

Mary Lisanti                           Executive Vice             March 2002 to             Executive Vice President of ING
7337 E. Doubletree Ranch Rd.           President                  Present (for the          Investments, LLC and ING Advisors,
Scottsdale, AZ 85258                                              ING Funds)                Inc. (since November 1999) and of
Age: 45                                                                                     ING Quantitative Management, Inc.
                                       Executive Vice             May 1998 to               (since July 2000); Chief Investment
                                       President                  March 2002                Officer of the Domestic Equity
                                                                  (for the                  Portfolios, ING Investments, LLC (since
                                                                  domestic equity           1999). Formerly, Executive Vice
                                                                  portfolios of             President and Chief Investment
                                                                  the Pilgrim               Officer for the Domestic Equity
                                                                  Funds)                    Portfolios of Northstar Investment
                                                                                            Management Corporation, whose name
                                                                                            changed to Pilgrim Advisors, Inc. and
                                                                                            subsequently became part of ING
                                                                                            Investments, LLC (May 1998 to October
                                                                                            1999); Portfolio Manager with Strong
                                                                                            Capital Management (May 1996 to 1998); a
                                                                                            Managing Director and Head of Small- and
                                                                                            Mid- Capitalization Equity Strategies at
                                                                                            Bankers Trust Corp. (1993 to 1996).

Michael J. Roland                      Executive Vice             March 2002 to             Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.           President,                 Present (for the          Financial Officer and Treasurer of ING
Scottsdale, AZ 85258                   Assistant Secretary        ING Funds)                Funds Services, LLC, ING Funds
Age: 44                                and Principal                                        Distributor, Inc., ING Advisors, Inc.,
                                       Financial Offier                                     ING Investments, LLC, ING Quantitative
                                                                                            Management, Inc., Lexington Funds
                                       Senior Vice                June 1998 to              Distributor, Inc., Express America T.C.
                                       President and              March 2002                Inc. and EAMC Liquidation Corp. (since
                                       Principal Financial        (for the Pilgrim          December 2001). Formerly, Senior Vice
                                       Officer                    Funds)                    President, ING Funds Services, LLC, ING
                                                                                            Investments, LLC, and ING Funds
                                                                                            Distributor, Inc. (June 1998 to December
                                                                                            2001) and Chief Financial Officer of
                                                                                            Endeavor Group (April 1997 to June
                                                                                            1998).

Ralph G. Norton III                    Senior Vice                March 2002 to             Senior Vice President of ING
7337 E. Doubletree Ranch Rd.           President                  Present (for the          Investment Advisors, Inc. and ING
Scottsdale, AZ 85258                                              ING Funds)                Investments, LLC (since October 2001)
Age: 42                                                                                     and Chief Investment Officer of the
                                       Senior Vice                August 2001 to            Fixed Income Portfolios, ING
                                       President                  March 2002                Investments, LLC (since October 2001).
                                                                  (for the fixed            Formerly, Senior Market Strategist,
                                                                  income                    Aeltus Investment Management, Inc.
                                                                  portfolios of             (January 2001 to August 2001)
                                                                  the Pilgrim               and Chief Investment Officer,
                                                                  Funds)                    ING Investments, LLC (1990 to
                                                                                            January 2001).

Robert S. Naka                         Senior Vice                March 2002 to             Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.           President and              Present (for the          Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                   Assistant                  ING Funds)                ING Funds Distributor, Inc., ING
Age: 38                                                                                     Advisors, Inc., ING Investments, LLC,
                                       Senior Vice                November 1999             ING Quantitative Management, Inc. (since
                                       President and              to March 2002             October 2001) and Lexington Funds
                                       Assistant Secretary        (for the Pilgrim          Distributor, Inc. (since December 2001).
                                                                  Funds)                    Formerly, Vice President, ING
                                                                                            Investments, LLC (April 1997 to October
                                       Assistant Secretary        July 1994 to              1999), ING Funds Services, LLC (February
                                                                  November 1999             1997 to August 1999) and Assistant Vice
                                                                  (for the Pilgrim          President, ING Funds Services, LLC
                                                                  Funds)                    (August 1995 to February 1997).


--------------------------------------------------------------------------------

                                                                                            PRINCIPAL
                                                          TERM OF OFFICE                  OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)          AND LENGTH OF                   DURING THE
            AND AGE                 HELD WITH FUND          TIME SERVED                  PAST FIVE YEARS
            -------                 --------------          -----------                  ---------------
OFFICERS:

Robyn L. Ichilov                 Vice President and     March 2002 to        Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.     Treasurer              Present (for the     LLC (since October 2001) and ING
Scottsdale, AZ 85258                                    ING Funds)           Investments, LLC (since August 1997);
Age: 34                                                                      Accounting Manager, ING
                                 Vice President and     May 1998 to          Investments, LLC (since November
                                 Treasurer              March 2002           1995).
                                                        (for the Pilgrim
                                                        Funds)
                                 Vice President         November 1997
                                                        to May 1998
                                                        (for the Pilgrim
                                                        Funds)

Kimberly A. Anderson             Vice President and     March 2002 to        Vice President for ING Quantitative
7337 E. Doubletree Ranch Rd.     Secretary              Present (for the     Management, Inc. (since October
Scottsdale, AZ 85258                                    ING Funds)           2001); Vice President and Assistant
Age: 37                                                                      Secretary of ING Funds Services, LLC,
                                                        February 2001        ING Funds Distributor, Inc., ING
                                                        to March 2002        Advisors, Inc., ING Investments, LLC
                                                        (for the Pilgrim     (since October 2001) and Lexington
                                                        Funds)               Funds Distributor, Inc. (since
                                                                             December 2001). Formerly, Assistant Vice
                                                                             President of ING Funds Services, LLC
                                                                             (November 1999 to January 2001) and has
                                                                             held various other positions with ING
                                                                             Funds Services, LLC for more than the
                                                                             last five years.

ING Funds Distributor, Inc. offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, Inc. at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                         DOMESTIC EQUITY VALUE FUNDS
  ING Asia-Pacific Equity Fund                 ING Financial Services Fund
  ING Emerging Countries Fund                  ING Large Company Value Fund
  ING European Equity Fund                     ING MagnaCap Fund
  ING International Fund                       ING Tax Efficient Equity Fund
  ING International Growth Fund                ING Value Opportunity Fund
  ING International SmallCap Growth Fund       ING SmallCap Value Fund
  ING International Value Fund                 ING MidCap Value Fund
  ING Precious Metals Fund
  ING Russia Fund                            DOMESTIC EQUITY AND INCOME FUNDS
                                               ING Equity and Income Fund
INTERNATIONAL GLOBAL EQUITY                    ING Convertible Fund
  ING Global Technology Fund                   ING Balanced Fund
  ING Global Real Estate Fund                  ING Growth and Income Fund
  ING Worldwide Growth Fund
                                             FIXED INCOME FUNDS
DOMESTIC EQUITY FUNDS                          ING Bond Fund
  ING Growth Fund                              ING Classic Money Market Fund*
  ING Growth + Value Fund                      ING Government Fund
  ING Growth Opportunities Fund                ING GNMA Income Fund
  ING LargeCap Growth Fund                     ING High Yield Opportunity Fund
  ING MidCap Opportunities Fund                ING High Yield Bond Fund
  ING Small Company Fund                       ING Intermediate Bond Fund
  ING SmallCap Opportunities Fund              ING Lexington Money Market Trust*
  ING Technology Fund                          ING National Tax Exempt Bond Fund
  ING Biotechnology Fund                       ING Money Market Fund*
                                               ING Aeltus Money Market Fund*
DOMESTIC EQUITY INDEX FUNDS                    ING Strategic Income Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund                 GENERATION FUNDS
  ING Index Plus SmallCap Fund                 ING Ascent Fund
  ING Research Enhanced Index Fund             ING Crossroads Fund
                                               ING Legacy Fund

                                             LOAN PARTICIPATION FUNDS
                                               ING Prime Rate Trust
                                               ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR

ING Funds Distributor, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue Kansas
City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, Inc., at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                               AFCA/G&IAR053102-071202